Document and Entity Information	12 Months Ended
Dec. 31, 2011
Document and Entity Information [Abstract]
Entity Registrant Name	BFC FINANCIAL CORP
Entity Central Index Key	0000315858
Document Type	S-4
Document Period End Date	Dec 31, 2011
Amendment Flag	true
Amendment Description	Post-Effective Amendment No. 1
Current Fiscal Year End Date	--12-31
Entity Filer Category	Smaller Reporting Company

Consolidated Statements of Financial Condition (USD $) In Thousands, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
ASSETS
Cash and due from other banks	$ 183,048	$ 178,868
Interest bearing deposits in other banks	675,741	455,538
Restricted cash ($38,913 in 2011 and $41,243 in 2010 held by variable interest entities ("VIEs")	62,727	62,249
Securities available for sale at fair value	62,803	465,020
Investment securities, at cost which approximates fair value	256	2,033
Tax certificates, net of allowance of $7,488 in 2011 and $8,811 in 2010	46,488	89,789
Federal Home Loan Bank ("FHLB") stock, at cost which approximates fair value	18,308	43,557
Loans held for sale	55,601	29,765
Loans receivable, net of allowance for loan losses of $129,887 in 2011 $162,139 in 2010	2,442,236	3,009,721
Notes receivable, including gross securitized notes of $375,904 in 2011 and $420,274 in 2010, net of allowance of $73,260 in 2011 and $93,398 in 2010	517,836	574,969
Accrued interest receivable	18,432	22,010
Inventory	213,325	265,319
Real estate owned	87,174	74,488
Investments in unconsolidated affiliates	12,343	12,455
Properties and equipment, net	191,568	206,189
Goodwill	12,241	12,241
Intangible assets, net	72,804	78,918
Assets held for sale		37,334
Assets held for sale from discontinued operations	35,035	90,654
Prepaid Federal Deposit Insurance Corporation ("FDIC") deposit insurance assessment	12,715	22,008
Other assets	57,474	79,941
Total assets	4,778,155	5,813,066
Liabilities:
Interest bearing deposits	2,433,216	2,758,032
Non-interest bearing deposits	846,636	792,012
Deposits held for sale		341,146
Total deposits	3,279,852	3,891,190
Advances from FHLB		170,000
Securities sold under agreements to repurchase		21,524
Other short term borrowings		1,240
Receivable-backed notes payable, (including $385,140 in 2011 and $459,030 in 2010 held by VIEs	478,098	569,214
Notes and mortgage notes payable and other borrowings	108,533	228,184
Junior subordinated debentures	477,316	461,568
Deferred income taxes	24,645	28,663
Deferred gain on settlement of investment in subsidiary	29,875	11,305
Liabilities related to assets held for sale from discontinued operations	11,156	11,387
Other liabilities	174,634	186,634
Total liabilities	4,584,109	5,580,909
Commitments and contingencies (See Note 23)
Preferred stock of $.01 par value; authorized - 10,000,000 shares:
Redeemable 5% Cumulative Preferred Stock - $.01 par value; authorized 15,000 shares issued and outstanding 15,000 shares with redemption value of $1,000 per share	11,029	11,029
Equity:
Additional paid-in capital	232,705	230,748
Accumulated deficit	(100,873)	(88,853)
Accumulated other comprehensive (loss) income	(12,863)	223
Total BFC Financial Corporation ("BFC") shareholders' equity	119,741	142,872
Noncontrolling interests	63,276	78,256
Total equity	183,017	221,128	401,826
Total liabilities and equity	4,778,155	5,813,066
Scenario, Previously Reported
Equity:
Total equity			404,395
Class A Common Stock
Equity:
Common stock	703	685
Total equity	703	685	685
Class B Common Stock
Equity:
Common stock	69	69
Total equity	$ 69	$ 69	$ 69

Consolidated Statements of Financial Condition (Parenthetical) (USD $) In Thousands, except Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010
Restricted cash including VIE's	$ 62,727	$ 62,249
Allowance on tax certificates	7,488	8,811
Allowance on loans receivable	129,887	162,139
Allowance on notes receivable including gross securitized notes	73,260	93,398
Receivable-backed notes payable	478,098	569,214
Preferred stock, par value	$ 0.01	$ 0.01
Preferred stock, shares authorized	10,000,000	10,000,000
Redeemable Cumulative Preferred Stock, dividend rate	5.00%	5.00%
Redeemable Cumulative Preferred Stock, par value	$ 0.01	$ 0.01
Redeemable Cumulative Preferred Stock, shares authorized	15,000	15,000
Redeemable Cumulative Preferred Stock, shares issued	15,000	15,000
Redeemable Cumulative Preferred Stock, shares outstanding	15,000	15,000
Redemption value of redeemable cumulative preferred stock	$ 1,000	$ 1,000
Class A Common Stock
Common stock, par value	$ 0.01	$ 0.01
Common stock, shares authorized	150,000,000	150,000,000
Common stock, shares issued	70,274,972	68,521,497
Common stock, shares outstanding	70,274,972	68,521,497
Class B Common Stock
Common stock, par value	$ 0.01	$ 0.01
Common stock, shares authorized	20,000,000	20,000,000
Common stock, shares issued	6,859,751	6,859,751
Common stock, shares outstanding	6,859,751	6,859,751
Variable Interest Entity, Primary Beneficiary
Restricted cash including VIE's	38,913	41,243
Securitized notes receivable, gross	375,904	420,274
Receivable-backed notes payable	$ 385,140	$ 459,030

Consolidated Statements of Operations (USD $) In Thousands, except Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Real Estate and Other:
Sales of VOIs and real estate	$ 169,998	$ 167,306	$ 24,267
Other resorts fee-based revenue	70,985	65,979	5,073
Fee based sales commission and other revenues	74,421	55,524	7,852
Interest income	88,125	93,613	12,182
Real Estate Revenue Net	403,529	382,422	49,374
Financial Services:
Interest income	143,819	178,735	225,762
Service charges on deposits	42,608	59,844	75,739
Other service charges and fees	26,404	30,140	29,542
Securities activities, net	5,435	2,864	11,180
Gain on sale of Tampa branches	38,603
Other non-interest income	14,002	12,613	11,864
Total financial services	270,871	284,196	354,087
Total revenues	674,400	666,618	403,461
Real Estate and Other:
Cost of sales of VOIs and real estate	27,058	43,094	106,873
Cost of sales of other resort operations	52,094	46,863	3,538
Interest expense	62,582	80,101	16,690
Selling, general and administrative expenses	215,254	226,753	62,977
Impairment of goodwill			2,001
Other expenses	1,304	2,839	2,148
Total real estate and other, expense	358,292	399,650	194,227
Financial Services:
Interest expense	31,382	39,665	74,852
Provision for loan losses	71,638	144,361	232,658
Employee compensation and benefits	73,047	93,950	108,245
Occupancy and equipment	44,152	53,589	58,576
Advertising and promotion	6,413	8,598	8,646
Check losses	2,066	2,421	4,188
Professional fees	16,209	20,438	14,629
Supplies and postage	3,316	3,954	4,173
Telecommunication	1,600	2,533	2,481
Cost associated with debt redemption	1,125	60	7,463
Provision for tax certificates	2,783	4,552	3,388
Lease termination costs	(1,211)	3,601	2,156
Employee termination costs	(192)	3,971	2,024
Impairment of loans held for sale	3,794
Impairment of assets held for sale		4,469
Impairment of goodwill			8,541
Impairment of real estate owned	14,215	6,830	4,124
FDIC deposit insurance assessment	9,591	10,148	10,990
Other expenses	16,952	23,716	26,333
Total Financial Services Expense	296,880	426,856	573,467
Total costs and expenses	655,172	826,506	767,694
Gain on bargain purchase of investment in Bluegreen			182,849
Gain (loss) on settlement of investment in subsidiary	10,690	(977)	29,679
Gain on extinguishment of debt	11,625	13,049
Equity in (loss) earnings from unconsolidated affiliates	1,256	(851)	33,381
Impairment of unconsolidated affiliates			(31,181)
Impairment of other investments			(2,396)
Investment gains			6,654
Other income	1,837	2,687	3,104
Income (loss) from continuing operations before income taxes	44,636	(145,980)	(142,143)
Less: Provision (benefit) for income taxes	20,957	9,215	(67,500)
Income (loss) from continuing operations	23,679	(155,195)	(74,643)
Loss from discontinued operations, less income tax benefit of $21,591, $9,110 and $1,400 for 2011, 2010 and 2009, respectively	(43,185)	(24,992)	(18,689)
Net loss	(19,506)	(180,187)	(93,332)
Less: Net loss attributable to noncontrolling interests	(8,236)	(76,339)	(120,611)
Net (loss) income attributable to BFC	(11,270)	(103,848)	27,279
Preferred stock dividends	(750)	(750)	(750)
Net (loss) income allocable to common stock	(12,020)	(104,598)	26,529
Basic (Loss) Earnings Per Common Share
Earnings (loss) per share from continuing operations	$ 0.15	$ (1.2)	$ 0.8
Loss per share from discontinued operations	$ (0.31)	$ (0.19)	$ (0.33)
Net (loss) income per common share	$ (0.16)	$ (1.39)	$ 0.47
Diluted (Loss) Earnings Per Common Share
Earnings (loss) per share from continuing operations	$ 0.15	$ (1.2)	$ 0.8
Loss per share from discontinued operations	$ (0.31)	$ (0.19)	$ (0.33)
Net (loss) income per common share	$ (0.16)	$ (1.39)	$ 0.47
Basic weighted average number of common shares outstanding	75,790	75,379	57,235
Diluted weighted average number of common and common equivalent shares outstanding	75,898	75,379	57,235
Amounts attributable to BFC common shareholders:
(Loss) income from continuing operations, net of tax	11,351	(90,181)	45,901
(Loss) income from discontinued operations, net of tax	(23,371)	(14,417)	(19,372)
Net income (loss)	$ (12,020)	$ (104,598)	$ 26,529

Consolidated Statements of Operations (Parenthetical) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Consolidated Statements of Operations [Abstract]
Income tax benefit from discontinued operations	$ 21,591	$ 9,110	$ 1,400

Consolidated Statements of Comprehensive Income (Loss) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Consolidated Statements of Comprehensive Income (Loss) [Abstract]
Net loss	$ (19,506)	$ (180,187)	$ (93,332)
Other comprehensive (loss) income, net of tax:
Unrealized (loss) gains on securities available for sale	(5,740)	4,340	13,876
Provision for income taxes		1,310	555
Unrealized (loss)gains on securities available for sale, net of tax	(5,740)	3,030	13,321
Net change from defined benefit plan	(5,464)	1,655	7,765
Provision for income taxes			2,222
Net change from defined benefit plan, net of tax	(5,464)	1,655	5,543
Unrealized losses associated with retained interests in notes receivables sold			(1,513)
Benefit for income taxes			(588)
Unrealized losses associated with retained interests in notes receivables sold, net of tax			(925)
Unrealized gains associated with investment in unconsolidated affiliates			29
Provision for income taxes
Unrealized gains associated with investment in unconsolidated affiliates, net of tax			29
Reclassification adjustments:
Realized net periodic pension costs	(1,111)	(1,356)	(2,005)
Net realized loss on securities available for sale	(7,448)	(3,296)	(12,435)
Reclassification adjustments	(8,559)	(4,652)	(14,440)
Other comprehensive (loss) income, net of tax	(19,763)	33	3,528
Comprehensive loss	(39,269)	(180,154)	(89,804)
Less: Comprehensive loss attributable to noncontrolling interest	(14,913)	(77,375)	(117,610)
Total comprehensive (loss) income attributable to BFC	$ (24,356)	$ (102,779)	$ 27,806

Consolidated Statements of Changes in Equity (USD $) In Thousands	Total	Class A Common Stock	Class B Common Stock	Total BFC Shareholders' Equity	Additional Paid-in Capital	(Accumulated Deficit) Retained Earnings	Accumulated Other Comprehensive Income (Loss)	Non- Controlling Interest in Subsidiaries
Beginning balance at Dec. 31, 2008	$ 375,421	$ 382	$ 69	$ 112,867	$ 123,562	$ (8,848)	$ (2,298)	$ 262,554
Beginning balance, shares at Dec. 31, 2008		38,254	6,875
Net income (loss)	(93,332)			27,279		27,279		(120,611)
Noncontrolling interests from acquisitions	71,344							71,344
Other comprehensive (loss) income, net of tax	3,528			527			527	3,001
Merger transaction (Note 3)	(4,604)	303		94,979	94,676			(99,583)
Merger transaction (Note 3), shares		30,246
Transfer of shares of Common Stock		21	(21)
Pro rata share of the cumulative effect of accounting changes recognized by Bluegreen on retained interests in notes receivable sold	2,060			485		485		1,575
Net effect of subsidiaries' capital transactions attributable to BFC	8,333			8,333	8,333
Noncontrolling interest net effect of subsidiaries' capital transactions	41,032							41,032
Cash dividends on 5% Preferred Stock	(750)			(750)		(750)
Share-based compensation related to stock options	1,363			1,363	1,363
Ending balance at Dec. 31, 2009 (Scenario, Previously Reported)	404,395			245,083		18,166	(1,771)	159,312
Ending balance at Dec. 31, 2009	401,826	685	69	243,587	227,934	15,745	(846)	158,239
Ending balance, shares at Dec. 31, 2009		68,521	6,854
Cumulative effect of change in accounting principle (Note 4)	(2,569)			(1,496)		(2,421)	925	(1,073)
Net income (loss)	(180,187)			(103,848)		(103,848)		(76,339)
Other comprehensive (loss) income, net of tax	33			1,069			1,069	(1,036)
Issuance of Class B Common Stock from exercise of options	2			2	2
Issuance of Class B Common Stock from exercise of options, shares			6
Net effect of subsidiaries' capital transactions attributable to BFC	1,760			1,760	1,760
Noncontrolling interest net effect of subsidiaries' capital transactions	(2,608)							(2,608)
Cash dividends on 5% Preferred Stock	(750)			(750)		(750)
Share-based compensation related to stock options	1,052			1,052	1,052
Ending balance at Dec. 31, 2010	221,128	685	69	142,872	230,748	(88,853)	223	78,256
Ending balance, shares at Dec. 31, 2010		68,521	6,860
Net income (loss)	(19,506)			(11,270)		(11,270)		(8,236)
Other comprehensive (loss) income, net of tax	(19,763)			(13,086)			(13,086)	(6,677)
Net effect of subsidiaries' capital transactions attributable to BFC	1,453			1,453	1,453
Noncontrolling interest net effect of subsidiaries' capital transactions	(67)							(67)
Issuance of restricted Class A Common Stock		18			(18)
Issuance of restricted Class A Common Stock, shares		1,754
Cash dividends on 5% Preferred Stock	(750)			(750)		(750)
Share-based compensation related to stock options	522			522	522
Ending balance at Dec. 31, 2011	$ 183,017	$ 703	$ 69	$ 119,741	$ 232,705	$ (100,873)	$ (12,863)	$ 63,276
Ending balance, shares at Dec. 31, 2011		70,275	6,860

Consolidated Statement of Changes in Equity (Parenthetical)	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Redeemable Cumulative Preferred Stock, dividend rate	5.00%	5.00%	5.00%
Total BFC Shareholders' Equity
Redeemable Cumulative Preferred Stock, dividend rate	5.00%	5.00%	5.00%
(Accumulated Deficit) Retained Earnings
Redeemable Cumulative Preferred Stock, dividend rate	5.00%	5.00%	5.00%

Consolidated Statements of Cash Flows (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2011		Dec. 31, 2010		Dec. 31, 2009
Operating activities:
Net loss	$ (19,506)		$ (180,187)		$ (93,332)
Adjustment to reconcile net loss to net cash provided by operating activities:
Provision for loan valuation allowances for loan losses, REO and tax certificates, net	88,637		155,743		240,169
Provision for notes receivable allowances	23,686		46,059		3,986
Restructuring charges, impairments and exit activities	2,991		14,645		9,209
Realized gain on extinguishment of debt	(11,625)		(13,049)
Depreciation, amortization and accretion, net	16,653		7,447		24,016
Share-based compensation expense	5,643		5,082		4,724
Securities activities, net	(5,492)		(2,864)		(17,834)
Net (gains) losses on sales of real estate owned, real estate, loans held for sale and office properties and equipment	(5,792)		(325)		(515)
Gain on sale of BankAtlantic Tampa branches	(38,603)
Stifel stock received as earn-out consideration pursuant to the Ryan Beck sales agreement					(8,589)
Gain on bargain purchase of Bluegreen					(182,849)
(Gain) loss on settlement of investment in Woodbridge's subsidiary	(10,690)		977		(29,679)
Originations of loans held for sale, net	(3,961)		(49,593)		(74,764)
Proceeds from sales of loans held for sale	19,495		52,678		74,325
Equity in (earnings) loss from unconsolidated affiliates	(1,256)		851		(33,381)
Impairment of unconsolidated affiliates					31,181
Impairment of investments					2,396
Impairment of assets held for sale	55,120
Impairment of real estate inventory and long lived assets	622		36,553		114,910
Impairment of goodwill					10,542
(Increase) decrease in deferred income tax (benefit) provision	(4,374)		(875)		869
Deferred interest on junior subordinated debentures	14,729		14,051		14,139
Interest accretion on retained interests in notes receivable sold					2,065
Net costs associated with debt redemption	1,125		60		7,463
Decrease (increase) inventory	21,235		23,975		(2,610)
Decrease in accrued interest receivable	3,578		10,269		9,538
Decrease (increase) in other assets	26,583		73,062		(89,628)
Decrease in notes receivable	48,723		64,604		3,431
(Decrease) increase in other liabilities	(7,266)		10,239		(13,259)
Net cash provided by operating activities	220,255		269,402		6,523
Investing activities:
Proceeds from redemption and maturity of tax certificates	62,051		118,471		228,522
Purchase of tax certificates	(21,887)		(102,118)		(125,228)
Proceeds from maturities of interest bearing deposits	39,905
Investment in interest bearing deposits			(45,560)
Proceeds from sales of securities available for sale	104,239		93,361		341,426
Proceeds from maturities of securities available for sale	301,512		192,233		146,543
Purchase of securities available for sale	(9,926)		(393,610)		(91,141)
Decrease (increase) in restricted cash	(526)		(2,545)		19,519
Cash paid in settlement of subsidiary's bankruptcy					(12,430)
Purchases of FHLB stock					(2,295)
Redemption of FHLB stock	25,249		5,194		8,151
Investments in unconsolidated affiliates					(1,629)
Distributions from unconsolidated affiliates	296		85		334
Net repayments of loans	366,560		382,759		351,811
Proceeds from the sale of loans receivable	35,414		59,697		14,483
Additions to real estate owned and held for development	(312)		(970)		(1,373)
Proceeds from sales of real estate owned	35,325		26,924		6,073
Proceeds from sales of property and equipment	1,307		75,306		9,555
Purchases of office property and equipment, net	(5,425)		(797)		(5,121)
Deconsolidation of subsidiary's cash balance	(298)		(1,267)
Net cash outflow from sale of BankAtlantic Tampa branches	(251,405)
Net cash from consolidation of Bluegreen					28,682
Acquisition of Pizza Fusion					3,000
Net cash provided by investing activities	682,079		407,163		918,882
Financing activities:
Net (decrease) increase in deposits	(288,124)		(57,628)		29,022
Prepayments of FHLB advances	(40,020)		(2,061)		(1,159,463)
Net (repayments) proceeds of FHLB advances	(130,000)		(110,000)		467,000
Net decrease in securities sold under agreements to repurchase	(21,524)		(2,944)		(16,919)
Net decrease in short term borrowings and federal funds purchased	(1,240)		(1,563)		(235,536)
Prepayment of bonds payable			(661)
Repayment of notes, mortgage notes and bonds payable	(208,079)		(408,747)		(26,377)
Proceeds from notes, mortgage notes and bonds payable	56,647		198,503		10,576
Payments for debt issuance costs	(1,659)		(7,066)		(1,167)
Proceeds from the exercise of stock options			2
Preferred stock dividends paid	(563)		(750)		(750)
Purchase and retirement of Woodbridge common stock					(13)
Proceeds from issuance of subsidiaries' Class A common stock from non-BFC shareholders, net of issuance costs	1,000		5,857		45,563
BankAtlantic Bancorp common stock dividends paid to non-BFC shareholders					(198)
Distribution from non-controlling interest	(4,485)		(10,891)
Net cash used in financing activities	(638,047)		(397,949)		(888,262)
Increase (decrease) in cash and cash equivalents	264,287		278,616		37,143
Cash and cash equivalents at beginning of period	588,846	[1]	316,080		278,937
Cash and cash equivalents held for sale			(5,850)
Cash and cash equivalents at end of period	853,133	[1]	588,846	[1]	316,080
Supplemental cash flow information:
Interest paid on borrowings and deposits	72,587		97,866		86,170
Income taxes paid	2,789		1,610		433
Income taxes refunded	(10,770)		(60,916)		(2,812)
Supplementary disclosure of non-cash investing and financing activities:
Loans and tax certificates transferred to real estate owned	54,903		61,276		35,914
Loans receivable transferred to loans held-for-sale	78,452		27,928
BFC and Woodbridge merger related transactions (see Note 3):
Increase in other liabilities					4,604
Increase in BFC's Class A Common Stock					303
Increase in additional paid-in capital					94,676
Decrease in BFC's non-controlling interest in Woodbridge					(99,583)
Long-lived assets held-for-use transferred to assets held for sale			2,842
Long-lived assets held-for-sale transferred to assets held for use			1,239
Inventory acquired through financing			13,200
Securities purchased pending settlement					2,018
(Decrease) increase in BFC accumulated other comprehensive income, net of taxes	(13,086)		1,069		527
Net increase in BFC shareholders' equity from the effect of subsidiaries' capital transactions, net of taxes	1,453		1,760		8,333
Net decrease in equity resulting from cumulative effect of change in accounting principle (see Note 4)			(2,569)
Net increase in shareholders' equity resulting from the cumulative effect of accounting changes recognized by Bluegreen on retained interests in notes receivable sold					$ 2,060

[1]	Included in interest bearing deposits in other banks as of December 31, 2011 and 2010 was $5.7 million and $45.6 million, respectively, of time deposits. These time deposits had original maturities of greater than 90 days and are not considered cash equivalents.

Consolidated Statements of Cash Flows (Parenthetical) (USD $) In Millions, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
Consolidated Statements of Cash Flows [Abstract]
Interest bearing deposit in other banks	$ 5.7	$ 45.6

Business and Summary of Significant Accounting Policies	12 Months Ended
Dec. 31, 2011
Business and Summary of Significant Accounting Policies [Abstract]
Business and Summary of Significant Accounting Policies
1.	Business and Summary of Significant Accounting Policies

Basis of Financial Statement Presentation - BFC Financial Corporation (“BFC” or, unless otherwise indicated or the context otherwise requires, “we”, “us”, “our” or the “Company”) is a holding company whose principal holdings include controlling interests in BankAtlantic Bancorp, Inc. and its subsidiaries (“BankAtlantic Bancorp”), and Bluegreen Corporation and its subsidiaries (“Bluegreen”), and a non-controlling interest in Benihana, Inc. (“Benihana”). BFC also holds interests in other investments and subsidiaries, as described herein. As a result of its position as the controlling shareholder of BankAtlantic Bancorp, BFC is currently a “unitary savings and loan holding company” subject to examination and regulation by the Board of Governors of the Federal Reserve System (the “Federal Reserve” or “FRB”). Effective July 21, 2011, pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), the Federal Reserve succeeded to the supervisory authority previously held by the Office of Thrift Supervision (“OTS”).

The Company’s business activities currently consist of (i) Real Estate and Other Activities and (ii) Financial Services. We currently report the results of our business activities through five segments. Three of the segments relate to our Real Estate and Other business activities. These segments are: BFC Activities; Real Estate Operations; and Bluegreen Resorts. Our other two segments – BankAtlantic and BankAtlantic Bancorp Parent Company – relate to our Financial Services business activities and include BankAtlantic Bancorp’s results of operations. Prior to June 30, 2011, our Real Estate and Other business activities included a fourth reporting segment, Bluegreen Communities. As described herein, Bluegreen Communities has ceased to be a separate reporting segment and is accounted for as a discontinued operation for all periods subsequent to November 16, 2009, the date on which we acquired a controlling interest in Bluegreen, as a result of the determination made by Bluegreen’s board of directors on June 30, 2011 to seek to sell Bluegreen Communities, or all or substantially all of its assets, and the Purchase and Sale Agreement subsequently entered into with respect to substantially all of the assets which comprise Bluegreen Communities. Any references to Bluegreen’s results of operations in 2009 includes only 45 days of activity for Bluegreen relating to the period from November 16, 2009, the date of the share purchase, through December 31, 2009 (the “Bluegreen Interim Period”). Discontinued operations for each of the years ended December 31, 2009, 2010 and 2011 include Cypress Creek Holdings, and Core Communities for each of the years ended December 31, 2009 and 2010. See Note 5 for further information regarding discontinued operations.

As a holding company with controlling positions in BankAtlantic Bancorp and Bluegreen, generally accepted accounting principles (“GAAP”) require the consolidation of the financial results of both entities. As a consequence, the assets and liabilities of both entities are presented on a consolidated basis in BFC’s financial statements. However, except as otherwise noted, the debts and obligations of BankAtlantic Bancorp and Bluegreen as well as other consolidated entities, including our wholly owned subsidiary, Woodbridge Holdings LLC, are not direct obligations of BFC and are non-recourse to BFC. Similarly, the assets of those entities are not available to BFC absent a dividend or distribution. The recognition by BFC of income from controlled entities is determined based on the total percent of economic ownership in those entities. At December 31, 2011, BFC had an approximately 53% ownership interest and 75% voting interest in BankAtlantic Bancorp. In addition, BFC currently directly or indirectly owns approximately 54% of the outstanding shares of Bluegreen’s common stock.

On November 11, 2011, BFC entered into a definitive merger agreement with Bluegreen. Pursuant to the terms of the merger agreement, if the merger is consummated, Bluegreen will become a wholly-owned subsidiary of BFC, and Bluegreen’s shareholders (other than BFC) will be entitled to receive eight shares of BFC’s Class A Common Stock for each share of Bluegreen’s common stock that they hold at the effective time of the merger (as adjusted in connection with the reverse stock split expected to be effected by BFC immediately prior to the consummation of the merger). The merger agreement contains representations, warranties and covenants on the part of BFC and Bluegreen which are believed to be customary for transactions of this type. Consummation of the merger is subject to a number of closing conditions, including the approval of both BFC’s and Bluegreen’s shareholders, the listing of BFC’s Class A Common Stock on a national securities exchange at the effective time of the merger and the absence of any legal restraints or prohibitions preventing the completion of the merger or litigation or other proceeding seeking to enjoin or prohibit the merger. Following the announcement of our entry into the merger agreement, purported class action lawsuits seeking to enjoin the merger or, if it is completed, to recover relief as determined by the presiding court to be appropriate were filed. See Note 23 for further information regarding this litigation. The merger agreement provides for the transaction to be consummated by June 30, 2012, subject to extension to a date no later than September 30, 2012 in the event the parties are proceeding in good faith with respect to the consummation of the merger.

As previously disclosed, the Board of Directors of Bluegreen made a determination during June 2011 to seek to sell Bluegreen Communities, or all or substantially all of its assets. As a consequence, Bluegreen Communities is accounted for in the accompanying financial statements as a discontinued operation for all periods subsequent to November 16, 2009, the date we obtained a controlling interest in Bluegreen. On October 12, 2011, a Purchase and Sale Agreement was entered into between seven of Bluegreen’s subsidiaries and Southstar Development Partners, Inc. (“Southstar”). The agreement, as amended, provides for the sale to Southstar of substantially all of the assets that comprise Bluegreen Communities for a purchase price of $29.0 million in cash. Southstar also agreed to pay an amount equal to 20% of the net proceeds (as calculated in accordance with the terms of the agreement) it receives upon its sale, if any, of two specified parcels of real estate to be purchased by Southstar under the agreement. Assets excluded from the sale primarily include Bluegreen Communities’ notes receivable portfolio, and Bluegreen or its subsidiaries will generally remain responsible for commitments and liabilities relating to previously completed developments and assets not sold to Southstar. The agreement, as amended, provides for the transaction to be consummated no later than April 30, 2012. However, closing of the transaction remains subject to customary closing conditions, including the performance by the parties of their respective obligations under the agreement. See Note 5 for additional information.

On November 1, 2011, BankAtlantic Bancorp, at its parent company level (sometimes referred to herein as “BankAtlantic Bancorp Parent Company”) entered into a definitive agreement (“Agreement”) to sell BankAtlantic, to BB&T Corporation (“BB&T”).

Under the terms and conditions of the Agreement, as entered into on November 1, 2011, BankAtlantic was to distribute to BankAtlantic Bancorp Parent Company a wholly owned subsidiary, Retained Assets, LLC, into which it would contribute certain performing and non-performing loans and tax certificates, real estate owned and related reserves as well as previously written off assets identified in the Agreement. Further, the Agreement, as entered into on November 1, 2011, required BankAtlantic Bancorp Parent Company fund amounts necessary to pay the outstanding deferred interest on BankAtlantic Bancorp Parent Company trust preferred securities (“TruPs”) through closing, but did not provide for the assumption by BB&T of any obligations with respect to BankAtlantic Bancorp Parent Company’s outstanding TruPs.

Following the initial announcement of the Agreement on November 1, 2011, purported holders of direct or indirect interests in TruPs filed an action in the Court of Chancery of the State of Delaware, and certain of the trustees under the indentures underlying the TruPs sent notices of default or joined in the action, seeking a declaration that the transaction contemplated by the November 1, 2011 Agreement violated certain covenants contained in the TruPs indentures and that the assumption of the TruPs by BB&T was required. On February 27, 2012, the Court of Chancery of the State of Delaware entered an injunction prohibiting the sale of BankAtlantic pursuant to the terms of the November 1, 2011 Agreement.

Following the entry of the injunction, BankAtlantic Bancorp Parent Company and BB&T entered into negotiations to revise the terms of the Agreement to provide for BB&T’s assumption of the TruPs. On March 13, 2012, BankAtlantic Bancorp Parent Company and BB&T entered into an amendment to the Agreement (“Amendment” or “Transaction”) pursuant to which, among other things, BB&T agreed to assume approximately $285 million in principal amount of outstanding TruPs. BankAtlantic Bancorp Parent Company remained obligated to pay at the closing of the transaction all interest accrued on the TruPs through closing, and agreed to pay or escrow certain legal fees and expenses with respect to the TruPs-related litigation.

Based on BB&T’s assumption of BankAtlantic Bancorp Parent Company’s outstanding TruPs obligations, BB&T and BankAtlantic Bancorp agreed in the Amendment that certain of those assets originally contemplated to be distributed to the BankAtlantic Bancorp Parent Company in Retained Assets, LLC will now be distributed to another limited liability company, Newco, LLC, and that the balance of the assets, commercial nonaccrual loans and real estate owned will be distributed to BankAtlantic Bancorp Parent Company in Retained Assets, LLC. Under the Amendment, immediately prior to the closing, BankAtlantic will contribute to Newco, LLC assets identified in the Agreement which are now held by BankAtlantic. At closing BB&T will receive a 95% preferred interest in Newco LLC, which it will continue to hold until such time as it has recovered $285 million in preference amount plus a priority return of LIBOR plus 200 basis points per annum. At that time, BB&T’s interest in Newco, LLC will terminate, and BankAtlantic Bancorp Parent Company, which will initially hold a 5% preferred interest in the cash flows of Newco, LLC will thereafter be entitled to any and all residual cash flows. The assets held by Newco, LLC are expected to be monetized over a period of up to seven years. Under the Amendment, BankAtlantic Bancorp Parent Company agreed to provide BB&T with an unsecured guarantee of up to $35 million to further ensure the recovery within seven years of BB&T’s $285 million preference amount.

The cash consideration to be exchanged at the closing of the Transaction under the Agreement will reflect a deposit premium to the closing net asset value of BankAtlantic. The estimated premium represents 10.32% of non-CD average deposits based on the average daily closing balance of non-CD deposits during the ten business day period ending on the business day immediately preceding the closing, provided that the premium will not exceed $315.9 million. At the closing, the sum of the premium and the net asset value of BankAtlantic, as calculated pursuant to the terms of the Agreement as of the closing after giving effect to the Retained Asset, LLC and Newco, LLC distributions, is to be paid in cash. If the sum is a positive number, it is to be paid by BB&T to BankAtlantic Bancorp Parent Company. If the sum is a negative number, it is to be paid by BankAtlantic Bancorp Parent Company to BB&T.

The Transaction is anticipated to close during the second quarter of 2012, subject to regulatory approval and certain conditions in the agreement. Upon consummation of the Transaction, BankAtlantic Bancorp will remove from its consolidated statement of financial condition all of the net assets transferred to BB&T in connection with the Transaction and record a gain. The net assets transferred to BB&T were accounted for as assets held and used as of December 31, 2011 as the Delaware Court enjoined the original Agreement and the Amendment was a significant change to the original Agreement. As a result of the Amendment executed in March 2012 and the expected closing of the transaction in the second quarter of 2012, the net assets to be sold to BB&T will be accounted for as assets held-for-sale beginning in the first quarter of 2012. Accordingly, beginning in the first quarter of 2012, certain of BankAtlantic Bancorp’s historical operating results will be presented as discontinued operations in BankAtlantic Bancorp’s consolidated statement of operations.

The accounting policies applied by the Company conform to accounting principles generally accepted in the United States of America.

Consolidation Policy - The consolidated financial statements include the accounts of all the Company’s wholly-owned subsidiaries, as well as its controlled subsidiaries, including BankAtlantic Bancorp and Bluegreen, and other entities in which the Company and its subsidiaries hold controlling financial interests and variable interest entities (“VIEs”) if the Company is deemed the primary beneficiary of the entity. All significant inter-company accounts and transactions have been eliminated among consolidated entities.

The results of operations of Bluegreen have been consolidated since November 16, 2009, the date of the additional share acquisition described above and in Note 3. The Company consolidates all of Bluegreen’s wholly-owned subsidiaries and entities in which Bluegreen holds a controlling financial interest. The Company also consolidates Bluegreen’s non-wholly owned subsidiary, Bluegreen/Big Cedar Vacations, LLC (the “Bluegreen/Big Cedar Joint Venture”), as Bluegreen holds a 51% equity interest in the Bluegreen/Big Cedar Joint Venture, has an active role as the day-to-day manager of the Bluegreen/Big Cedar Joint Venture’s activities, and has majority voting control of the Bluegreen/Big Cedar Joint Venture’s management committee.

Use of Estimates - In preparing the consolidated financial statements, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the statements of financial condition and operations for the periods presented. Actual results could differ significantly from those estimates. Material estimates that are particularly susceptible to significant change relate to the determination of the fair value of assets and liabilities acquired in business combinations, the allowance for loan losses, evaluation of goodwill, evaluation of intangible and long-lived assets for impairment, valuation of securities, evaluation of securities for impairment and other-than-temporary declines in value, the valuation of real estate acquired in connection with foreclosure or in satisfaction of loans, revenue recognition on percent complete projects, the evaluation of real estate assets for impairment, estimated costs to complete construction, the amount of the deferred tax asset valuation allowance, accounting for uncertain tax positions, contingencies and litigation, and accounting for share-based compensation.

Reclassifications - Certain amounts for prior years have been reclassified to conform to the revised financial statement presentation for 2011.

Correction of Sales Discount Classification - Bluegreen identified an error related to classification in the consolidated statements of operations of a certain sales discount. Bluegreen determined that in accounting for such discount, it did not properly classify the discount as a reduction to sales of real estate but instead included such amount as a component of selling, general and administrative expenses. This error did not impact net income (loss) for any period. The Company has revised the consolidated statement of operations for the year ended December 31, 2010 by reducing both sales of real estate and selling, general and administrative expenses by $2.1 million and was not material for the Bluegreen Interim Period.

Cash and Cash Equivalents - Cash equivalents consist of cash, demand deposits at financial institutions (other than BankAtlantic), federal funds sold, Federal Reserve balances, money market funds and other short-term investments with original maturities at the date of purchase of 90 days or less. Federal funds sold are generally sold for one-day periods, and securities purchased under resell agreements are settled in less than 30 days. Cash and cash equivalents are held at various financial institutions located throughout the United States, Canada and Aruba and exceed federally insured amounts. The periodic evaluations of the relative credit standing of financial institutions maintaining the Company’s deposits are performed to evaluate and mitigate, if necessary, credit risk. Included in interest bearing deposits in other banks as of December 31, 2011 and 2010 was $5.7 million and $45.6 million, respectively, of time deposits with other banks. These time deposits had original maturities of greater than 90 days and are not considered cash equivalents.

Restricted Cash - Cash and interest bearing deposits are segregated into restricted accounts for specific uses in accordance with the terms of certain land sale contracts, home sales and other agreements and include customer deposits held in escrow accounts. Restricted funds may be utilized in accordance with the terms of the applicable governing documents. The majority of restricted funds are controlled by third-party escrow fiduciaries.

Investment Securities and Securities Available for Sale - The Company designates its securities as held to maturity, available for sale, or trading, depending on the Company’s intent with regard to its investments at the time of purchase. Debt securities that management has both the intent and ability to hold to maturity are classified as securities held-to-maturity and are stated at cost, net of unamortized premiums and unaccreted discounts.

Debt securities not held to maturity and marketable equity securities not accounted for under the equity method of accounting are classified as available for sale and are recorded at fair value. Unrealized gains and losses, after applicable taxes, resulting from changes in fair value are recorded as a component of other comprehensive income (loss).

Declines in the value of individual equity securities that are considered other than temporary result in write-downs of the securities to their fair value and the write-downs are included in the consolidated statements of operations. Declines in debt securities held to maturity and available for sale that are considered other than temporary result in write-downs when it is more likely than not the Company will sell the securities before it recovers its cost. If the Company does not intend to sell an impaired debt security but does not expect to recover its cost, the Company determines whether a credit loss exists. If a credit loss is deemed to exist, it is recognized in the consolidated statements of operations and any remaining impairment is recognized in other comprehensive income. The review for other-than-temporary declines takes into account the length of time and the extent to which the fair value has been less than cost, and the financial condition and near-term prospects of the issuer.

Securities acquired for short-term appreciation or other trading purposes are classified as trading securities and are recorded at fair value. Realized and unrealized gains and losses resulting from such fair value adjustments and from recording the results of sales are recorded in the consolidated statements of operations as securities activities, net.

Equity securities that do not have readily determinable fair values are carried at historical cost. These securities are evaluated for other-than-temporary declines in value and, if impaired, the historical cost of the securities is reduced to its estimated fair value and the impairment is recognized in the consolidated statements of operations.

Interest on securities, including the amortization of premiums and the accretion of discounts, is reported in interest income using the interest method over the lives of the securities, adjusted for actual prepayments. Gains and losses on the sale of securities are recorded on the trade date and recognized using the specific identification method.

Financial instruments and derivatives - All derivatives are recognized on the consolidated statement of financial condition at their fair value with realized and unrealized gains and losses resulting from fair value adjustments recorded in securities activities, net in the consolidated statement of operations. There was $0 and $24,000 of derivatives outstanding as of each December 31, 2011 and 2010.

Tax Certificates - Tax certificates represent a priority lien against real property for which assessed real estate taxes are delinquent. Tax certificates are acquired from municipalities generally through public auction. Tax certificates are carried at cost less an allowance for tax certificate losses. Tax certificates and resulting deeds are classified as non-accrual when a tax certificate is 24 to 60 months, depending on the municipality, from the acquisition date. At that time, interest ceases to be accrued.

Allowance for Tax Certificate Losses - The allowance represents management’s estimate of incurred losses in the portfolio that are probable and subject to reasonable estimation. In establishing its allowance for tax certificate losses, management considers past loss experience, present indicators, such as the length of time the certificate has been outstanding, economic conditions and collateral values.

Loans Receivable - Loans that management has the intent and ability to hold for the foreseeable future, or until maturity or payoff, are reported at their outstanding principal balances net of any unearned income, unamortized deferred fees or costs, premiums or discounts and an allowance for loan losses. Loan origination fees and direct loan origination costs are deferred and recognized in interest income over the estimated life of the loans using the interest method, adjusted for actual prepayments.

Allowance for Loan Losses - The allowance for loan losses reflects management’s reasonable estimate of probable credit losses inherent in the loan portfolio based on management’s evaluation of credit risk as of period end. Loans are charged off against the allowance when management believes the loan is not collectible. Recoveries are credited to the allowance.

The allowance consists of two components. The first component of the allowance is for loans that are individually evaluated for impairment. The process for identifying loans to be evaluated individually for impairment is based on management’s identification of criticized loans for commercial real estate, commercial non-real estate and small business loans. The evaluation of commercial real estate, commercial non-real estate and small business loans is part of the on-going monitoring of loan portfolio credit quality and management assigns these loans a risk classification. There are seven risk classifications in the “Pass” loan categories and there are four classifications in the criticized loan categories which are defined based on regulatory guidelines. Management evaluates criticized commercial real estate, commercial non-real estate and small business loans greater than $1.0 million for impairment quarterly. Once an individual loan is found to be impaired, an evaluation is performed to determine if a specific valuation allowance needs to be assigned to the loan based on the present value of expected future cash flows discounted at the loan’s effective interest rate, except that as a practical expedient, impairment may be measured based on the observable market price of the loan or the fair value of the collateral if the loan is collateral dependent. Loans determined to be collateral dependent are measured based on the fair value of the collateral less cost to sell. Consumer and residential loans past due 120 days or more are also evaluated individually for impairment to determine if a specific valuation allowance needs to be assigned to the loan by comparing the carrying amount to the estimated fair value of the loan’s collateral less cost to sell.

The second component of the allowance is for groups of loans with common characteristics that are evaluated in loan pools to estimate the inherent losses in the portfolio. Management segregates loans into segments with certain common characteristics so as to form a basis for estimating losses as it relates to the segment. The loan portfolio has the following loan segments: residential, consumer, commercial non-real estate, commercial real estate, and small business loans. The loss experience for each loan segment was derived by calculating a charge-off history by loan segment adjusted by an expected recovery rate. Based on the nature of each portfolio, a time frame is selected for the charge-off history in order to estimate the inherent loss in each segment. The loss factor that was calculated from the charge-off history by loan segment is adjusted by considering the following factors: delinquency and charge-off levels and trends, non-accrual levels and trends, lending policy and underwriting procedures, nature and volume of portfolio, economic and business conditions, concentration of credit, quality of loan review system and external factors. Based on an analysis of the above factors, management may adjust the historical loss experience up or down to reflect current conditions that differ from the conditions that existed during the historical loss experience time frame.

Non-accrual and past due loans - Loans are considered past due if the required principal and interest has not been received based on the contractual terms of the loan. Loans are generally placed on non-accrual status at the earlier of the loan becoming past due 90 days as to either principal or interest or when the borrower has entered bankruptcy proceedings and the loan is delinquent. Commercial and small business loans may be placed on non-accrual status sooner due to material deterioration of conditions surrounding the repayment sources, which could include insufficient borrower capacity to service the debt, significantly delayed property sales or development schedules, declines in the loan-to-value ratio of the loan’s collateral or other factors causing the full payment of the loan’s principal and interest to be in doubt. Accordingly, a loan may be placed on non-accrual status even when payments of principal or interest are not currently in default. However, exceptions to this policy may occur if there exists well secured collateral and the loan is in the process of collection. When a loan is placed on non-accrual, all accrued interest is reversed against interest income. Interest income is recognized on non-accrual loans on a cash basis. Commercial and small business loans may be restored to accrual status when there has been a satisfactory period of performance and the loan is expected to perform in the future according to its contractual terms. Residential and consumer loans are returned to accrual status when the loan becomes less than 90 days past due. Commercial and small business loans are charged-down if the collection of principal or interest is considered doubtful. Consumer and residential real estate loans that are 120 days past due are charged down or a specific valuation allowance is established based on the collateral’s fair value less estimated selling costs. Consumer non-mortgage loans that are 120 days or more past due are charged off.

Loans Held for Sale - Loans held for sale are reported at the lower of aggregate cost or estimated fair value. Loan origination fees, and related direct loan origination costs on loans held for sale and premiums and discounts on purchased loans held for sale are deferred until the related loan is sold and included in gains and losses upon sale. Loans are classified as loans held for sale when management decides to originate loans for resale or sell loans that were acquired for sale. Transfers of loans from held-for-investment to held-for-sale classification are recorded at the lower of aggregate cost or estimated fair value at the transfer date.

Notes Receivable - Bluegreen’s notes receivable are carried at amortized cost less an allowance for bad debts. Interest income is suspended and previously accrued but unpaid interest income is reversed on all delinquent notes receivable when principal or interest payments are more than three months contractually past due and not resumed until such loans are less than three months past due. Notes receivable are generally written off as uncollectible when they have become approximately 120 days past due.

Uncollectibles for vacation ownership interests (“VOI”) notes receivable are estimated in accordance with timeshare accounting rules. Under these rules, the estimate of uncollectibles is based on historical uncollectibles for similar VOI notes receivable over the applicable historical period. Bluegreen uses a static pool analysis, which tracks uncollectibles for each year’s sales over the entire life of the notes. Bluegreen also considers whether the historical economic conditions are comparable to current economic conditions, as well as variations in underwriting standards. Additionally, under timeshare accounting rules no consideration is given for future recoveries of defaulted inventory in the estimate of uncollectible VOI notes receivable. Bluegreen reviews its reserve for loan losses on at least a quarterly basis. Loan origination costs are deferred and recognized over the life of the related notes receivable.

Acquired Notes Receivable - As part of the November 16, 2009 Bluegreen share acquisition, BFC was deemed under applicable accounting guidance to have acquired certain of Bluegreen’s assets, including a pool of notes receivable consisting principally of homogenous consumer timeshare loans originated by Bluegreen. Consistent with the accounting guidance, BFC has elected an accounting policy based on expected cash flows, which includes guidance on maintaining the integrity of a pool of multiple loans accounted for as a single asset. The loans have common risk characteristics as defined in the accounting guidance, Loans and Debt Securities with Deteriorated Credit Quality, including similar risk ratings, as defined and monitored by risk rating agencies, term, purpose and similar collateral type (VOIs). The Company evaluates the pool of loans accounted for as a single asset for indications of impairment. Purchased loans are considered to be impaired if it is not expected that all contractually required cash flows will be received due to concerns about credit quality. The excess of the cash flows expected to be collected measured as of the acquisition date, over the estimated fair value is referred to as the accretable yield and is recognized into interest income over the remaining life of the loan using a level yield methodology. The difference between contractually required payments as of the acquisition date and the cash flows expected to be collected is referred to as the nonaccretable difference.

Subsequent decreases to expected principal cash flows result in a charge to provision for credit losses and a corresponding increase to a valuation allowance included in the allowance for loan losses. Subsequent increases in expected principal cash flows result in a recovery of any previously recorded allowance for loan losses, to the extent applicable, and a reclassification from nonaccretable difference to accretable yield for any remaining increase. Changes in expected interest cash flows may result in reclassifications to or from the nonaccretable difference. Loan disposals, which may include receipt of payments in full from the borrower or foreclosure, result in the removal of the loan from the loan pool at its allocated carrying amount.

Retained Interest in Notes Receivable Sold - Bluegreen periodically sells notes receivable related to the sale of VOIs. In connection with such transactions, Bluegreen retains subordinated tranches and rights to excess interest spread which represent retained interests in the notes receivable sold. Prior to the adoption of Accounting Standards Update (“ASU”) 2009-17 on January 1, 2010, these retained interests were reported as assets and treated as available-for-sale investments and, accordingly, carried at fair value. Changes in the fair values of the retained interests in notes receivable sold considered temporary were included in Bluegreen’s shareholders’ equity as accumulated other comprehensive income, net of income taxes. The portion of other-than-temporary declines in fair value that represented credit losses were charged to operations.

Subsequent to the adoption of ASU 2009-17, Bluegreen consolidated special purpose finance entities associated with prior securitization transactions that previously qualified for off-balance-sheet sales treatment and as a result, the retained interests were eliminated. See Note 4 for additional information related to the impact of the adoption of ASU 2009-17.

Real Estate Owned (“REO”) - REO is recorded at fair value, less estimated selling costs when acquired and subsequently at the lower of cost or estimated fair value. Impairments required at the time of acquisition are charged to the allowance for loan losses or allowance for tax certificates losses. Expenditures for capital improvements are generally capitalized. Valuation allowance adjustments are made to reflect any subsequent declines in fair values. The costs of holding REO are charged to operations as incurred. Provisions and reversals in the REO valuation allowance are reflected in operations.

Inventory - The Company’s inventory is primarily comprised of completed VOIs, VOIs under construction and land held for future vacation ownership development. Bluegreen carries its completed inventory at the lower of (i) cost, including costs of improvements and amenities incurred subsequent to acquisition, capitalized interest, real estate taxes plus other costs incurred during construction, or (ii) estimated fair value, less costs to sell. VOI inventory and cost of sales are accounted for under the provisions of timeshare accounting rules, which define a specific method of the relative sales value method for relieving VOI inventory and recording cost of sales. Under the relative sales value method required by timeshare accounting rules, cost of sales is calculated as a percentage of net sales using a cost-of-sales percentage—the ratio of total estimated development cost to total estimated VOI revenue, including the estimated incremental revenue from the resale of VOI inventory repossessed, generally as a result of the default of the related receivable. Also, pursuant to timeshare accounting rules, Bluegreen does not relieve inventory for VOI cost of sales related to anticipated credit losses. Accordingly, no adjustment is made when inventory is reacquired upon default of the related receivable.

Bluegreen periodically evaluates the recovery of the carrying amount of incomplete or undeveloped resort properties under the accounting guidelines for Property, Plant and Equipment, which provides guidance relating to the accounting for the impairment or disposal of long-lived assets.

Inventory also includes BankAtlantic Bancorp’s investment in land acquired for branch expansion that BankAtlantic Bancorp has committed to sell.

Assets Held for Sale from Discontinued Operations - As described above, the Purchase and Sale Agreement entered into between seven of Bluegreen’s subsidiaries and Southstar on October 12, 2011 provides for the sale to Southstar of substantially all of the assets, including inventory and fixed assets, related to Bluegreen Communities. Therefore, such assets are presented separately on the consolidated statements of financial condition as “assets held for sale from discontinued operations.” The carrying value of assets held for sale related to Bluegreen Communities is based on the fair value less estimated costs to sell. The fair value of these assets held for sale as of December 31, 2011 was derived from the sale price under the Purchase and Sale Agreement. During 2011, non-cash charges of $55.1 million were recorded to write down the value of Bluegreen Communities’ assets to estimated fair value less costs to sell.

The office building sold by Cypress Creek Holdings during January 2012, as described in Note 2, is also presented separately on the consolidated statements of financial condition as “assets held for sale from discontinued operations.” The carrying value of the office building is based on a discounted cash flow methodology.

Impairment of Long Lived Assets - Long-lived assets are reviewed for impairment whenever events or changes in circumstances indicate that the full carrying amount of an asset may not be recoverable. In performing the review for impairment, the Company compares the expected undiscounted future cash flows to the carrying amount of the asset and records an impairment loss if the carrying amount exceeds the expected future cash flows based on the estimated discounted cash flows generated by the long-lived assets.

The assumptions developed and used by management to evaluate impairment are subjective and involve significant estimates, and are subject to increased volatility due to the uncertainty of the market environment. As a result, actual results could differ materially from management’s assumptions and estimates and may result in material inventory impairment charges in the future.

Long-lived assets to be abandoned are considered held and used until disposed. The carrying value of a long-lived asset to be abandoned is depreciated over its shortened depreciable life when the Company commits to a plan to abandon the asset before the end of its previously estimated useful life. An impairment loss is recognized at the date a long-lived asset is exchanged for a similar productive asset if the carrying amount of the asset exceeds its fair value. Long-lived assets classified as held for sale are reported at the lower of its carrying amount or fair value less estimated selling costs. Depreciation (amortization) ceases with respect to long-lived assets upon their classification as assets held for sale.

Investments in Unconsolidated Affiliates - The Company follows the equity method of accounting to record its interests in entities in which it does not own the majority of the voting stock or otherwise hold a controlling financial interest and to record its investment in variable interest entities in which it is not the primary beneficiary. Under the equity method, the initial investment in the entity is recorded at cost and is subsequently adjusted to recognize the Company’s share of the entity’s earnings or losses. Distributions received and other-than temporary impairments reduce the carrying amount of the investment.

The Company reviews its equity and cost method investments quarterly for indicators of other-than-temporary impairment. This determination requires significant judgment in which the Company evaluates, among other factors, the fair market value of the investments, general market conditions, the duration and extent to which the fair value of the investment is less than cost, and the Company’s intent and ability to hold the investment until it recovers. The Company also considers specific adverse conditions related to the financial health of and business outlook for the investee, including industry and sector performance, rating agency actions, changes in operations and financing cash flow factors. If a decline in the fair value of the investment is determined to be other-than-temporary, an impairment charge is recorded to reduce the investment to its fair value and a new cost basis in the investment is established.

Properties and Equipment - Properties and equipment are carried at cost less accumulated depreciation. Land is carried at cost. Depreciation is primarily computed on the straight-line method over the estimated useful lives of the assets which generally range up to 40 years for buildings, from 3 to 11 years for office equipment, furniture and fixtures and up to 39 years for golf course land improvements. The cost of leasehold improvements is amortized using the straight-line method over the shorter of the terms of the related leases or the useful lives of the assets. Interest expense associated with the construction of certain fixed assets is capitalized as incurred and relieved to expense through depreciation once the asset is put into use. Direct costs associated with development of internal-use software are capitalized and amortized over 3 to 5 years.

Expenditures for new properties, leasehold improvements and equipment and major renewals and betterments are capitalized. Expenditures for maintenance and repairs are expensed as incurred, and gains or losses on disposal of assets are reflected in current operations.

Goodwill and Intangible Assets – Goodwill is recorded at the acquisition date of a business. Goodwill is tested for impairment at the reporting unit level annually or at interim periods if events occur subsequent to the annual test date that would suggest a possible decline in the fair value of the reporting unit. Goodwill testing is a two-step process. The first step of the goodwill impairment test is used to identify potential impairment. This step compares the fair value of the reporting unit with its carrying value. If the fair value of the reporting unit exceeds its carrying value, goodwill is considered not impaired and the second step of the impairment test is not necessary. If the fair value of the reporting unit is less than the carrying value, then the second step of the test is used to measure the amount of goodwill impairment, if any, in the reporting unit. This step compares the current implied goodwill in the reporting unit to its carrying amount. If the carrying amount of the goodwill exceeds the implied goodwill, an impairment charge is recorded for the excess. The implied goodwill is determined in the same manner as the amount of goodwill recognized in a business combination is determined.

Intangible assets consist of management contracts which are now included in our financial statements as a result of the November 16, 2009 acquisition of additional shares of Bluegreen’s common stock which gave us a controlling interest in Bluegreen. The management contracts have indefinite useful lives and are not amortized, but instead are reviewed for impairment on at least an annual basis, or more frequently if events or changes in circumstances indicate that the related carrying amounts may not be recoverable. At December 31, 2011 and 2010, other intangible assets also consisted of core deposit intangible assets of approximately $8.2 million and $12.7 million, respectively, which were initially recorded at fair value and then amortized over the average life of the respective assets, ranging from 7 years to 10 years.

The Company evaluates the recovery of the carrying amount of its long-lived assets under applicable accounting guidance which requires that intangible assets deemed to have indefinite lives not be amortized, but rather be tested for impairment on at least an annual basis, or more frequently if events and circumstances indicate that assets may be impaired, and when the undiscounted cash flows estimated to be generated by those assets are less than their carrying amounts. The carrying value of these assets is dependent upon estimates of future earnings. If cash flows decrease significantly, intangible assets may be impaired and would be written down to their fair value. The estimates of useful lives and expected cash flows require the Company to make significant judgments regarding future periods that are subject to numerous factors, many of which may be beyond the Company’s control.

Revenue Recognition

In accordance with the requirements of the accounting guidance for real estate, Bluegreen recognizes revenue on VOI and homesite sales when a minimum of 10% of the sales price has been received in cash (demonstrating the buyer’s commitment), the legal rescission period has expired, collectability of the receivable representing the remainder of the sales price is reasonably assured and Bluegreen has completed substantially all of its obligations with respect to any development related to the real estate sold. Bluegreen believes that it uses a reasonably reliable methodology to estimate the collectability of the receivables representing the remainder of the sales price of real estate sold. See further discussion of Bluegreen’s policies regarding the estimation of credit losses on its notes receivable above. Should Bluegreen’s estimates regarding the collectability of its receivables change adversely, it may have to defer the recognition of sales and its results of operations could be negatively impacted. Under timeshare accounting rules, the calculation of the adequacy of a buyer’s commitment for the sale of VOIs requires that cash received towards the purchase of Bluegreen’s VOIs be reduced by the value of certain incentives provided to the buyer at the time of sale. If after considering the value of the incentive the 10% requirement is not met, the VOI sale, and the related cost and direct selling expenses, are deferred until such time that sufficient cash is received from the customer, generally through receipt of mortgage payments. Changes to the quantity, type, or value of sales incentives that Bluegreen provides to buyers of its VOIs may result in additional VOI sales being deferred or extend the period during which a sale is deferred, in which case its results of operations may be materially adversely impacted. As described above and in Note 5, the revenues of Bluegreen Communities, which include homesite sales, are included within the results of discontinued operations for the years ended December 31, 2011 and 2010 and the Bluegreen Interim Period in the accompanying Consolidated Statements of Operations.

In cases where all development has not been completed, Bluegreen recognizes revenue in accordance with the percentage-of-completion method of accounting. Should Bluegreen’s estimates of the total anticipated cost of completing any of its projects increase, it may be required to defer a greater amount of revenue or may be required to defer revenue for a longer period of time, which may materially and adversely impact its results of operations.

Under timeshare accounting rules, rental operations, including accommodations provided through the use of Bluegreen’s sampler program, are accounted for as incidental operations whereby incremental carrying costs in excess of incremental revenue are expensed as incurred. Conversely, incremental revenue in excess of incremental carrying costs is recorded as a reduction to VOI inventory. Incremental carrying costs include costs that have been incurred by Bluegreen during the holding period of the unsold VOIs, such as developer subsidies and maintenance fees on unsold VOI inventory. During the years ended December 31, 2011 and 2010, all of Bluegreen’s rental revenue and sampler revenue earned were recorded as an off-set to cost of other resort operations as such amounts were less than the incremental carrying cost.

Bluegreen also generates revenue from the activities listed below. The table provides a brief description of the applicable revenue recognition policy:

Activity	Revenue is recognized when:
Fee-based sales commission	The sale transaction with the VOI purchaser is consummated in accordance with the terms of the agreement with the third-party developer and the related consumer rescission period has passed.

Resort Management and service fees	Management services are rendered. (1)

Resort title fees	Escrow amounts are released and title documents are completed.

Rental and Sampler program	Guests complete stays at the resorts. Rental and sampler program proceeds are classified as a reduction to “cost of other resort operations”.

(1)

In connection with its management of the property owners associations, among other things, Bluegreen acts as agent for the property owner’s association to operate the resorts as provided under the management agreements. In certain cases, the personnel at the resorts are Bluegreen employees. The property owners’ association bears all of the economic costs of such personnel and generally pays Bluegreen in advance of, or simultaneously with, the payment of payroll. In accordance with the accounting guidance for reporting revenues gross versus net, reimbursements from the property owners’ associations relating to direct pass-through costs are recorded net of the related expenses.

The cost of other resort operations consists of the costs associated with the various revenues described above as well as developer subsidies and maintenance fees on Bluegreen’s unsold VOIs.

Deferred Income - Bluegreen defers VOI revenue, net of related selling expenses, for sales for which the legal rescission period has expired but the required revenue recognition criteria described above has not been met. Additionally, in connection with Bluegreen’s sampler programs, Bluegreen defers proceeds, net of direct incremental selling expenses, for guest stays not yet completed.

Deferred Financing Costs - Deferred financing costs are comprised of costs incurred in connection with securing financing from third-party lenders and are capitalized and amortized to interest expense over the terms of the related financing arrangements.

Business Combinations - In December 2007, the Financial Accounting Standards Board (“FASB”) revised its authoritative guidance for business combinations which significantly changed the accounting for business combinations. Under this guidance, subject to limited exceptions, an acquiring entity will be required to recognize all the assets acquired and liabilities assumed in a transaction at the acquisition-date fair value. Additionally, due diligence and transaction costs incurred in connection with a business combination are expensed as incurred, as opposed to being capitalized as part of the acquisition purchase price. This guidance also includes a substantial number of new disclosure requirements. The Company adopted this guidance on January 1, 2009.

The Company accounts for its acquisitions in accordance with the accounting guidance for business combinations. If the Company makes a “bargain purchase”, the Company recognizes a gain in the income statement on the acquisition date. A bargain purchase is a business combination in which the amounts of the identifiable net assets acquired and the liabilities assumed, as measured on the acquisition date in accordance with the accounting guidance for business combinations, exceeds the aggregate of (i) the consideration transferred, as measured in accordance with the accounting guidance, which generally requires acquisition date fair value; (ii) the fair value of any non-controlling interest in the acquiree, and (iii) in a business combination achieved in stages, the acquisition date fair value of the Company’s previously held equity interest in the acquiree. This allocation process requires extensive use of estimates and assumptions, including estimates of future cash flows to be generated by the acquired assets. The Company may utilize independent third parties to assist the Company in assessing market conditions when appropriate. The Company is also required to periodically review these judgments and estimates and adjust them accordingly. If conditions change from those expected, it is possible that the results could change in future periods. Certain identifiable intangible assets, such as management contracts, are not amortized, but instead are reviewed for impairment on at least an annual basis, or more frequently if events or changes in circumstances indicate that the related carrying amounts may not be recoverable. The Company accounted for the acquisition of a controlling interest in Bluegreen in November 2009 as a bargain purchase. Accordingly, judgments regarding the value of Bluegreen’s assets and liabilities as of the acquisition date have had, and may continue to have, a significant impact on the Company’s operating results.

Lease Termination Costs - Costs to terminate a lease contract before the end of its term are recognized and measured when the Company gives notice to the counterparty in accordance with the contract’s terms or has negotiated a termination of the contract with the counterparty. Contracts that have not been terminated and have no economic benefit to the Company are measured at fair value.

Advertising - Advertising expenditures are expensed as incurred.

Income Taxes - BFC and its subsidiaries in which it owns more than 80% of its outstanding equity file a consolidated U.S. federal and Florida income tax return. Other than Florida, the Company and its subsidiaries file separate state income tax returns for each jurisdiction. Subsidiaries in which the Company owns less than 80% of the outstanding equity are not included in the Company’s consolidated U.S. federal income tax return.

The provision for income taxes is based on income before taxes reported for financial statement purposes after adjustment for transactions that do not have tax consequences. Deferred tax assets and liabilities are realized according to the estimated future tax consequences attributable to differences between the carrying value of existing assets and liabilities and their respective tax basis. Deferred tax assets and liabilities are measured using the enacted tax rates as of the date of the statement of financial condition. The effect of a change in tax rates on deferred tax assets and liabilities is reflected in the period that includes the statutory enactment date. A deferred tax asset valuation allowance is recorded when it has been determined that it is more likely than not that deferred tax assets will not be realized. If a valuation allowance is needed, a subsequent change in circumstances that causes a change in judgment about the realization of the related deferred tax amount could result in the reversal of the deferred tax valuation allowance.

An uncertain tax position is defined as a position taken or expected to be taken in a tax return that is not based on clear and unambiguous tax law and which is reflected in measuring current or deferred income tax assets and liabilities for interim or annual periods. The Company may recognize the tax benefit from an uncertain tax position only if it believes that it is more likely than not that the tax position will be sustained on examination by the taxing authorities, based on the technical merits of the position. The Company measures the tax benefits recognized based on the largest benefit that has a greater than 50% likelihood of being realized upon ultimate resolution. The Company recognizes interest and penalties related to unrecognized tax benefits in its provision for income taxes.

Noncontrolling Interests - In December 2007, the FASB issued guidance for noncontrolling interest and for the deconsolidation of a subsidiary. Specifically, this guidance requires that a noncontrolling interest (minority interest) be recognized as equity in the consolidated financial statements and itemized separately from the parent’s equity. This guidance also established accounting and reporting standards for the amount of consolidated net income attributable to the parent and to the noncontrolling interest and it also clarified that changes in a parent’s ownership interest in a subsidiary that do not result in deconsolidation are equity transactions if the parent retains its controlling financial interest. In addition, this guidance required that a parent recognize a gain or loss in net income when a subsidiary is deconsolidated. Such gain or loss is measured using the fair value of the noncontrolling equity investment on the deconsolidation date. This guidance also included expanded disclosure requirements regarding the interests of the parent and its noncontrolling interest. The Company adopted this guidance on January 1, 2009. Noncontrolling interests reflect third parties’ ownership interests in entities that are consolidated and less than 100% owned.

Accounting for Loss Contingencies - Loss contingencies, including those arising from legal actions, are recorded as liabilities when the likelihood of loss is probable and an amount or range of loss can be reasonably estimated.

Earnings (Loss) Per Share - Basic earnings (loss) per share excludes dilution and is computed by dividing net income (loss) allocable to common stock (after deducting preferred stock dividends) by the weighted average number of common shares outstanding for the period. Diluted earnings per share reflects the potential dilution that could occur if options to acquire common shares of the Company were exercised. Common stock options, if dilutive, are considered in the weighted average number of dilutive common shares outstanding. The options or restricted stock are included in the weighted average number of dilutive common shares outstanding based on the treasury stock method, if dilutive. Diluted (loss) earnings per share is computed in the same manner as basic (loss) earnings per share, but it also takes into consideration the potential dilution from securities issued by subsidiaries that enable their holders to obtain the subsidiary’s common stock. The resulting net income (loss) amount is divided by the weighted average number of dilutive common shares outstanding, when dilutive.

Stock-Based Compensation Plans - We account for stock-based compensation using the fair value method of expense recognition. The fair value of stock options is estimated using the Black-Scholes option-pricing model. The Black-Scholes option-pricing model requires the input of subjective assumptions, including the expected price volatility of the underlying stock. Projected data related to the expected volatility and expected life of stock options is based upon historical and other information. Changes in these subjective assumptions can materially affect the fair value of the estimate, and therefore, the existing valuation models may not provide a precise measure of the fair value of stock options. The fair value of non-vested restricted common stock awards is generally the market price of the Company’s common stock on the grant date. Compensation expense for stock options and non-vested restricted common stock is based on the fair value of the award on the measurement date, which is generally the grant date. The Company recognizes these compensation costs on a straight-line basis over the requisite service period of the awards.

Credit Risk Management - BankAtlantic Bancorp has segregated its loan portfolio into five segments in order to determine its allowance for loan losses. The five segments are commercial non-real estate, commercial real estate, residential, consumer and small business.

Commercial non-real estate and small business loans are underwritten after evaluating the borrower’s business and its ability to comply with the note’s contractual terms. These loans are generally underwritten based on the identified cash flows of the borrower’s business and secondarily on the underlying collateral provided by the borrower. The cash flows of borrowers, however, may not be as expected and the collateral securing these loans may fluctuate in value. Additionally, these borrowers are primarily located in Florida and adverse economic events in Florida significantly impact the credit quality of this portfolio.

Commercial real estate loans that are not land loans or commercial residential loans are primarily underwritten based on the cash flow of the borrower’s business and secondarily based on the fair value of the underlying collateral. Commercial real estate lending typically involves higher loan balances and the repayment of these loans is generally largely dependent on the operation or sale of the property securing the loan or the business conducted on the property securing the loan. Commercial real estate loans are adversely affected by downturns in the real estate markets or in the general economy where the property is located. The properties securing the commercial real estate portfolio are primarily located in Florida which increases the Company’s exposure to adverse economic events in Florida. BankAtlantic Bancorp monitors and evaluates commercial real estate loans based on collateral, risk grades and debt service coverage. Commercial land and commercial residential loans, which include builder land loans, land acquisition and development loans and land, acquisition, development and construction loans, are generally loans to developers and builders. These loans are generally underwritten based upon estimates of costs and value associated with the completed project and the repayment of these loans is often dependent on the success of the project. These loans are considered to have higher risks than other commercial real estate loans, as repayment is based on the success of the real estate project as opposed to established cash flows.

BankAtlantic Bancorp’s residential loan portfolio consists primarily of purchased residential first mortgages that were originated by other financial institutions. BankAtlantic Bancorp purchased residential loans located throughout the country. The majority of these residential loans are jumbo residential loans. A jumbo loan has a principal amount above the industry-standard definition of conventional conforming loan limits. These loans could potentially have outstanding loan balances significantly higher than related collateral values in distressed areas of the country as a result of real estate value declines in the housing markets. Also included in this purchased residential loan portfolio are interest-only loans. The structure of these loans results in possible future increases in a borrower’s loan payments when the contractually required repayments change due to interest rate movement and the required amortization of the principal amount. These payment increases could affect a borrower’s ability to meet the debt service on or repay the loan and lead to increased defaults and losses. Real estate values nationwide have significantly declined since these loans were originated exposing BankAtlantic Bancorp to elevated credit risk in this portfolio.

BankAtlantic Bancorp’s consumer loan portfolio consists primarily of home equity loans with the underlying collateral located in Florida. These loans were originated based primarily on credit scores and secondarily loan to value ratios. These loans are primarily second mortgages resulting in a limited ability to realize collateral value upon default. The default rates of consumer home equity and residential loans are adversely affected by rising unemployment and declining real estate values.

New Accounting Standards

Accounting Standards Update (“ASU”) Number 2011-02 – Receivables (Topic 310): A Creditor’s Determination of Whether a Restructuring Is a Troubled Debt Restructuring (“ASU 2011-02”). During April 2011, the FASB issued ASU 2011-02 which amends guidance for evaluating whether the restructuring of a receivable by a creditor is a troubled debt restructuring (a “TDR”). Under ASU 2011-02, a modification of debt constitutes a TDR when the creditor, for economic reasons related to the debtor’s financial difficulties, grants a concession to the borrower. ASU 2011-02 provides guidance on determining whether a debtor is having financial difficulties and whether a creditor has granted a concession. The Company implemented ASU 2011-02 on July 1, 2011. The implementation of this new accounting guidance did not have a material impact on the Company’s financial statements.

ASU Number 2011-04 – Fair Value Measurement (Topic 820): Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs (“ASU 2011-04”). The amendments in ASU 2011-04 clarify the FASB’s intent regarding the highest and best use valuation premise and also provide guidance on measuring the fair value of an instrument classified in shareholders’ equity, the treatment of premiums and discounts in fair value measurements and measuring fair value of financial instruments that are managed within a portfolio. ASU 2011-04 also expands the disclosure requirements related to fair value measurements, including a requirement to disclose valuation processes and sensitivity of the fair value measurements to changes in unobservable inputs for fair value measurements categorized within Level 3 of the fair value hierarchy and categorization by level of the fair value hierarchy for items that are not measured at fair value in the statement of financial condition but for which the fair value measurement is required to be disclosed. ASU 2011-04 will be effective for the first interim period beginning after December 15, 2011. The Company is evaluating the expected impact of the adoption of ASU 2011-04 on the Company’s financial statements.

ASU Number 2011-05 – Comprehensive Income (Topic 220): Presentation of Comprehensive Income (“ASU 2011-05”). ASU 2011-05 eliminates the option to present the components of other comprehensive income as part of the statement of changes in stockholders’ equity; requires the consecutive presentation of the statement of net income and other comprehensive income; and requires an entity to present reclassification adjustments on the face of the financial statements from other comprehensive income to net income. ASU 2011-05 does not change the items that must be reported in other comprehensive income or when an item of other comprehensive income must be reclassified to net income. ASU 2011-05 is effective for the first interim period beginning after December 15, 2011, and must be applied retrospectively. The Company believes that the adoption of this guidance will not impact the Company’s financial statements.

ASU Number 2011-08 – Intangibles Goodwill and Other (Topic 350): Testing Goodwill for Impairment (“ASU 2011-08”). On September 15, 2011, the FASB issued ASU 2011-08, amending the guidance in ASC Topic 350-20, Intangibles-Goodwill and Other-Goodwill (“ASC 350-20”). This amendment allows the entity an option to first use qualitative factors to determine whether it is necessary to perform the two-step goodwill impairment described in ASC 350-20. An entity which chooses to use this option is no longer required to calculate the fair value of a reporting unit unless the entity determines, based on its qualitative assessment, that it is more likely than not that the reporting unit’s fair value is less than its carrying amount. ASU 2011-08 will be effective for annual and interim goodwill impairment tests performed on or after January 1, 2012. The Company believes that ASU 2011-08 will not have a material impact on our financial statements.

ASU Number 2011-10 – Property, Plant, and Equipment (Topic 360): Derecognition of In-substance Real Estate—a Scope Clarification (“ASU 2011-10”). ASU 2011-10 provides that, when a reporting entity ceases to have a controlling financial interest in a subsidiary that is in-substance real estate as a result of a default on the subsidiary’s nonrecourse debt, the reporting entity generally should apply the guidance of Topic 360 to determine whether it should derecognize the in-substance real estate. The reporting entity would continue to include the real estate and debt on its financial statements until legal title to the real estate is transferred to legally satisfy the debt. This accounting standard update is effective for annual and interim periods beginning on or after June 15, 2012. The Company believes that ASU 2011-10 will not have a material impact on its financial statements.

ASU Number 2011-11 – Balance Sheet (Topic 210): Disclosure About Offsetting Assets and Liabilities. (“ASU 2011-11”). The amendment in ASU 2011-11 requires entities to disclose both gross information and net information about instruments and transactions that may offset in accordance with master netting or similar arrangements, including derivatives, sale and repurchase agreements and reverse sale and repurchase agreements, and securities borrowing and securities lending arrangements. ASU 2011-11 is effective for annual and interim periods beginning on or after January 1, 2013 and must be applied retrospectively. The Company believes that ASU 2011-11 will not have a material impact on its financial statements.

ASU Number 2011-12 – Comprehensive Income (Topic 220): Deferral of the Effective Date for Amendments to the Presentation of Reclassifications of Items Out of Accumulated Other Comprehensive Income in Accounting Standards Update No. 2011-05 (“ASU 2011-12”). In ASU 2011-12, the FASB deferred the changes in ASU 2011-05 that relate to the presentation of reclassification adjustments. The deferral allows the FASB to re-deliberate whether to require presentation on the face of the financial statements of the effects of reclassifications out of accumulated other comprehensive income of the components of net income and other comprehensive income for all periods presented. All other requirements of ASU 2011-05 are not affected by ASU 2011-12.

Liquidity and Regulatory Considerations	12 Months Ended
Dec. 31, 2011
Liquidity and Regulatory Considerations [Abstract]
Liquidity and Regulatory Considerations
2.	Liquidity and Regulatory Considerations

BFC

Regulatory Considerations

As described above, as a result of its position as the controlling shareholder of BankAtlantic Bancorp, BFC is currently a “unitary savings and loan holding company” subject to examination and regulation by the Federal Reserve. Effective July 21, 2011, pursuant to the Dodd-Frank Act, the Federal Reserve succeeded to the supervisory authority previously held by the OTS.

BFC, on a parent company only basis, had previously committed that it would not, without the prior written non-objection of the OTS, (i) incur, issue, renew or roll over any current lines of credit, guarantee the debt of any other entity or otherwise incur any additional debt, except as contemplated by BFC’s business plan or, to the extent applicable to BFC, in connection with BankAtlantic’s compliance requirements under its Cease and Desist Order described below; (ii) declare or make any dividends or other capital distributions other than dividends payable on BFC’s currently outstanding preferred stock of approximately $187,500 a quarter or (iii) enter into any new agreements, contracts or arrangements or materially modify any existing agreements, contracts or arrangements with BankAtlantic not consistent with past practices. Additionally, on June 30, 2011, the OTS advised BFC that it was not permitted to (i) incur or issue any additional debt or debt securities, increase lines of credit or guarantee the debt of any other entity, or (ii) make dividend payments on its preferred stock, in each case without the prior written non-objection of the OTS. On July 21, 2011, BFC made a formal request to the Federal Reserve, which now has the supervisory authority previously held by the OTS, for a written non-objection to the payment of the dividend on BFC’s outstanding preferred stock for the quarter ended September 30, 2011. BFC subsequently received a written non-objection from the Federal Reserve with respect to such dividend payment. BFC’s Board of Directors declared the $187,500 dividend payable with respect to its outstanding preferred stock for the quarter ended December 31, 2011, subject to the written non-objection of the Federal Reserve. However, BFC subsequently determined not to seek the Federal Reserve’s written non-objection to the dividend payment and, therefore, has not yet made the dividend payment. Unpaid dividends on BFC’s outstanding preferred stock will cumulate, and it is anticipated that payment of unpaid cumulative dividends will be made following BFC’s deregistration as a unitary savings and loan holding company. Deregistration is expected to occur in connection with the consummation of BankAtlantic Bancorp’s currently proposed sale of BankAtlantic to BB&T. Upon deregistration, dividend payments by BFC, including with respect to its outstanding preferred stock, will no longer require the prior written non-objection of the Federal Reserve. The $187,500 amount related to the fourth quarter dividend payment is included in other liabilities in the accompanying consolidated statement of financial condition as of December 31, 2011.

As described below, BankAtlantic Bancorp and BankAtlantic each entered into Cease and Desist Orders with the OTS during February 2011. (See “BankAtlantic Bancorp and BankAtlantic – Regulatory Considerations” below for a discussion regarding the terms of the Cease and Desist Orders.) Based on its ownership interest in BankAtlantic Bancorp, BFC may in the future be required to enter into a Cease and Desist Order with the Federal Reserve addressing its ownership and oversight of those companies. BFC is also subject to the same regulatory restrictions as BankAtlantic Bancorp with respect to its current status as a “unitary savings and loan holding company”. See the “Regulation” portion of the “Business” section hereof for Information Regarding such Regulatory Requirements.

If BankAtlantic Bancorp completes the sale of BankAtlantic to BB&T, which sale is subject to regulatory approvals and other closing conditions, these regulatory requirements may no longer be applicable to BFC.

Liquidity Considerations

Except as otherwise noted, the debts and obligations of BankAtlantic Bancorp, Bluegreen and Woodbridge are not direct obligations of BFC and generally are non-recourse to BFC. Similarly, the assets of those entities are not available to BFC, absent a dividend or distribution from those entities. BFC’s principal sources of liquidity are its available cash and short-term investments. In addition, during the fourth quarter of 2011, we received a $7.4 million tax refund, net of amounts payable under the settlement agreement related to the bankruptcy filing of Levitt and Sons, LLC, a former wholly owned subsidiary of Woodbridge (“Levitt and Sons”), and substantially all of its subsidiaries. .

We expect to use our available funds to fund operations and meet our obligations. We may also use available funds to make additional investments in the companies within our consolidated group, invest in equity securities and other investments, or repurchase shares of our common stock pursuant to our share repurchase program. On September 21, 2009, our board of directors approved a share repurchase program which authorizes the repurchase of up to 20,000,000 shares of Class A Common Stock and Class B Common Stock at an aggregate cost of up to $10 million. The share repurchase program replaced our $10 million repurchase program that our board of directors approved in October 2006 which placed a limitation on the number of shares which could be repurchased under the program at 1,750,000 shares of Class A Common Stock. The current program, like the prior program, authorizes management, at its discretion, to repurchase shares from time to time subject to market conditions and other factors. No shares were repurchased during the years ended December 31, 2011 or 2010.

During June 2011, BFC purchased for $10.0 million approximately 2.7 million shares of BankAtlantic Bancorp’s Class A Common Stock in connection with the exercise of subscription rights granted to it in BankAtlantic Bancorp’s 2011 rights offering. The shares acquired in the 2011 rights offering increased BFC’s ownership interest in BankAtlantic Bancorp by approximately 8% to 53% and BFC’s voting interest in BankAtlantic Bancorp by approximately 5% to 75%. During 2010, BFC acquired an aggregate of 2.0 million shares of BankAtlantic Bancorp’s Class A Common Stock in connection with the exercise of subscription rights granted to it in BankAtlantic Bancorp’s 2010 rights offering. The aggregate purchase price for those shares was $15.0 million. The shares acquired in the 2010 rights offering increased BFC’s ownership interest in BankAtlantic Bancorp by approximately 8% to 45% and BFC’s voting interest in BankAtlantic Bancorp by approximately 5% to 71%.

Since March 2009, BFC has not received cash dividends from BankAtlantic Bancorp. BankAtlantic Bancorp is currently prohibited from paying dividends on its common stock without first receiving the written non-objection of the Federal Reserve. In addition, during February 2009, BankAtlantic Bancorp elected to exercise its right to defer payments of interest on its trust preferred junior subordinated debt. BankAtlantic Bancorp is permitted to defer quarterly interest payments for up to 20 consecutive quarters. During the deferral period, BankAtlantic Bancorp is prohibited from paying dividends to its shareholders, including BFC. BankAtlantic Bancorp can end the deferral period at any time. Under the terms of BankAtlantic Bancorp’s stock purchase agreement with BB&T, as amended on March 13, 2012, BB&T has agreed to assume the approximately $285 million in principal amount of Bank Atlantic Bancorp’s TruPs, while BankAtlantic Bancorp agreed to pay at the closing of the transaction all deferred interest on the TruPs through the closing and to pay or escrow certain legal fees and expenses with respect to the TruPs-related litigation. In addition to the above restrictions, BankAtlantic Bancorp may only pay dividends if and when declared by its board of directors, a majority of whom are independent directors under the listing standards of the NYSE.

BFC has not received cash dividends from Bluegreen. Certain of Bluegreen’s credit facilities contain terms which prohibit the payment of cash dividends, and Bluegreen may only pay dividends subject to such restrictions and declaration by its board of directors, a majority of whom are independent directors under the listing standards of the NYSE.

During March 2012, Benihana filed a registration statement on Form S-3 under which we may sell any and all of the 1,582,577 shares of Benihana’s Common Stock that we own. The proceeds we receive from any such sale of Benihana’s Common Stock will depend on the timing of the sale and the market price of Benihana’s Common Stock.

We believe that our current financial condition and credit relationships, together with anticipated cash flows from other sources of funds, including proceeds to be expected recovered from surety bond litigation and, to the extent determined to be advisable, proceeds from the disposition of properties or investments, will allow us to meet our anticipated near-term liquidity needs. With respect to long-term liquidity requirements, in addition to the foregoing, we may also, subject to the receipt of any regulatory approval or non-objection, seek to raise funds through the incurrence of long-term secured or unsecured indebtedness, or the issuance of equity and/or debt securities. However, these alternatives may not be available to us on attractive terms, or at all. The inability to raise funds through the sources discussed above would have a material adverse effect on the Company’s business, results of operations and financial condition.

Woodbridge

As previously disclosed, under Florida law, holders of Woodbridge’s Class A Common Stock who did not vote to approve the merger between Woodbridge and BFC and properly asserted and exercised their appraisal rights with respect to their shares (“Dissenting Holders”) are entitled to receive a cash payment in an amount equal to the fair value of their shares as determined in accordance with the provisions of Florida law in lieu of the shares of BFC’s Class A Common Stock that they would otherwise have been entitled to receive. Dissenting Holders, who collectively held approximately 4.2 million shares of Woodbridge’s Class A Common Stock, have rejected Woodbridge’s offer of $1.10 per share and requested payment for their shares based on their respective fair value estimates of Woodbridge’s Class A Common Stock. Woodbridge is currently a party to legal proceedings relating to the appraisal process. In December 2009, a $4.6 million liability was recorded with a corresponding reduction to additional paid-in capital, which is reflected in the Company’s consolidated statements of financial condition representing in the aggregate Woodbridge’s offer to the Dissenting Holders. However, the appraisal rights litigation is currently ongoing and its outcome is uncertain. As a result, there is no assurance as to the amount of the payment that will ultimately be required to be made to the Dissenting Holders, which amount may be greater than the $4.6 million that we have accrued.

Core Communities

In early 2010, Woodbridge made the decision to pursue an orderly liquidation of Core and worked cooperatively with the various lenders to achieve that objective. During November 2010, Core entered into a settlement agreement with one of its lenders, which had previously commenced actions seeking foreclosure of properties in Florida and South Carolina which served as collateral under mortgage loans totaling approximately $113.9 million. Under the terms of the agreement, Core pledged additional collateral to the lender consisting of membership interests in five of Core’s subsidiaries and granted security interests in the real property owned by such subsidiaries in Port St. Lucie, Florida, substantially all of which was undeveloped raw land. Core also agreed to an amendment of the complaint related to the Florida foreclosure action to include this additional collateral and an entry into consensual judgments of foreclosure in both the Florida and South Carolina foreclosure actions. In turn, the lender agreed not to enforce a deficiency judgment against Core and, in February 2011, released Core from any other claims arising from or relating to the loans. As of November 30, 2010, Core deconsolidated the five subsidiaries, the membership interests in which were transferred to the lender upon entry into the consensual judgments of foreclosure. In accordance with the accounting guidance for consolidation, Woodbridge recorded a guarantee obligation “deferred gain on settlement of investment in subsidiary” of $11.3 million in the Company’s consolidated statement of financial condition as of December 31, 2010, and the deferred gain on settlement of investment in subsidiary was recognized into income during the first quarter of 2011.

Approximately $27.2 million of the $113.9 million of mortgage loans described above was collateralized by property in South Carolina which had an estimated carrying value of approximately $19.4 million at December 31, 2010 and was subject to separate foreclosure proceedings. The foreclosure proceedings related to this property were completed on November 3, 2011 and, in accordance with the applicable accounting guidance, the Company recorded an $11.6 million gain on extinguishment of debt during the fourth quarter of 2011. In December 2010, Core and one of its subsidiaries entered into agreements, including, without limitation, a Deed in Lieu of Foreclosure Agreement, with one of their lenders which resolved the foreclosure proceedings commenced by the lender related to property at Tradition Hilton Head which served as collateral for a $25 million loan. Pursuant to the agreements, Core’s subsidiary transferred to the lender all of its right, title and interest in and to the property which served as collateral for the loan as well as certain additional real and personal property. In consideration therefor, the lender released Core and its subsidiary from any claims arising from or relating to the loan. In accordance with applicable accounting guidance, this transaction was accounted for as a troubled debt restructuring and a $13.0 million gain on debt extinguishment was recognized in the accompanying consolidated statement of operations for the year ended December 31, 2010.

On June 10, 2010, Core sold its two commercial leasing projects (sometimes hereinafter referred to as the “Projects”) to Inland Real Estate Acquisition, Inc. (“Inland”) for approximately $75.4 million. As a result of the sale, Core realized a gain on sale of discontinued operations of approximately $2.6 million in the second quarter of 2010. The sale resulted in net cash proceeds to Core of approximately $1.5 million. See Note 5 for further information regarding the Projects.

Carolina Oak

In 2007, Woodbridge acquired from Levitt and Sons all of the outstanding membership interests in Carolina Oak, a South Carolina limited liability company (formerly known as Levitt and Sons of Jasper County, LLC). As a result of the significant challenges faced during 2009, Woodbridge made the decision to cease all activities at Carolina Oak. In the fourth quarter of 2009, the inventory of real estate at Carolina Oak was reviewed for impairment and a $16.7 million impairment charge was recorded to adjust the carrying amount of Carolina Oak’s inventory to its fair value of $10.8 million.

Woodbridge was the obligor under a $37.2 million loan collateralized by the Carolina Oak property. During 2009, the lender declared the loan to be in default and filed an action for foreclosure. On April 26, 2011, a settlement agreement was entered into to resolve the disputes and ligation relating to the loan. Under the terms of the settlement agreement, (i) Woodbridge paid $2.5 million to the note holder, (ii) Carolina Oak conveyed to the note holder the real property securing the loan and (iii) the note holder agreed not to pursue certain remedies, including a deficiency judgment, and after the expiration of an agreed-upon time period, to fully release Woodbridge and Carolina Oak, in each case subject to certain conditions. In accordance with applicable accounting guidance, the Company recorded a deferred gain on debt settlement of $29.9 million in its consolidated statement of financial condition as of December 31, 2011. The deferred gain will be recognized into income at the earlier of the conclusion of a foreclosure proceeding or April 25, 2012.

Cypress Creek Holdings

Cypress Creek Holdings owned an 80,000 square foot office building in Fort Lauderdale, Florida. As of December 31, 2011, the building, which had an estimated carrying value of approximately $6.4 million, served as collateral for an approximately $11.2 million mortgage loan. For the year ended December 31, 2010 and 2009, BFC recognized impairment charges related to the office building of $3.9 million and $4.3 million, respectively.

The building was previously 50% occupied by an unaffiliated third party pursuant to a lease which expired in March 2010. The tenant opted not to renew the lease and vacated the space as of March 31, 2010. After efforts to lease the space proved unsuccessful, the lender with respect to the office building agreed to permit Cypress Creek Holdings to pursue a short sale of the building and in December 2011, Cypress Creek Holdings signed a letter of intent for the sale of the building and as a result, Cypress Creek Holdings results of operations are reported as a discontinued operation in the Company’s consolidated financial statements and its assets are classified as assets held for sale. During January 2012, the building was sold for approximately $10.8 million. At closing the Company paid $668,000. The proceeds of the sale were paid to the lender in full satisfaction of the loan. Upon closing of the sale, the Company will recognize a gain of approximately $4.6 million during the first quarter of 2012.

BankAtlantic Bancorp and BankAtlantic

Regulatory Considerations

On February 23, 2011, BankAtlantic Bancorp Parent Company and BankAtlantic each entered into a Stipulation and Consent to Issuance of Order to Cease and Desist with the Office of Thrift Supervision (“OTS”), BankAtlantic Bancorp Parent Company’s and BankAtlantic’s primary regulator on that date. BankAtlantic Bancorp Parent Company and BankAtlantic were historically regulated and subject to regular examination by the Office of Thrift Supervision (“OTS”). Since July 21, 2011, the regulatory oversight of BankAtlantic Bancorp Parent Company is under the Federal Reserve Bank (“FRB”) and the regulatory oversight of BankAtlantic is under the Office of the Comptroller of the Currency (“OCC”) as a result of the passage of the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank Act”). The Order to Cease and Desist to which BankAtlantic Bancorp Parent Company is subject is referred to as the “Company Order,” the Order to Cease and Desist to which BankAtlantic is subject is referred to as the “Bank Order” and the Company Order and Bank Order are referred to collectively as the “Orders.” The OTS issued the Orders due to BankAtlantic Bancorp’s losses over the prior three years, high levels of classified assets and inadequate levels of capital based on BankAtlantic’s risk profile as determined by the OTS following its examination. BankAtlantic Bancorp Parent Company submitted written plans to the OTS that address, among other things, BankAtlantic’s capital and set forth BankAtlantic Bancorp Parent Company‘s business plan. In addition, under the terms of the Company Order, BankAtlantic Bancorp Parent Company is prohibited from taking certain actions without receiving the prior written non-objection of the FRB, including, without limitation, declaring or paying any dividends or other capital distributions and incurring certain indebtedness. BankAtlantic Bancorp Parent Company is also required to ensure BankAtlantic’s compliance with the terms of the Bank Order as well as all applicable laws, rules, regulations and agency guidance.

Pursuant to the terms of the Bank Order, BankAtlantic is required to maintain a tier 1 (core) capital ratio equal to or greater than 8% and a total risk-based capital ratio equal to or greater than 14%. At December 31, 2011, BankAtlantic had a tier 1 (core) capital ratio of 8.22% and a total risk-based capital ratio of 15.15%. Under the terms of the Bank Order, BankAtlantic has revised certain of its plans, programs and policies and submitted to the OCC certain written plans, including a capital plan, a business plan and a plan to reduce BankAtlantic’s delinquent loans and non-performing assets. If BankAtlantic fails to comply with the capital plan and/or fails to maintain the increased capital ratio requirements, or upon any written request from the OCC, BankAtlantic is required to submit a contingency plan, which must detail actions which BankAtlantic would, in its case, take to either merge with or be acquired by another banking institution. BankAtlantic will not be required to implement such contingency plan until such time as it receives written notification from the OCC to do so. In addition, the Bank Order requires BankAtlantic to limit its asset growth and restricts BankAtlantic from originating or purchasing new commercial real estate loans or entering into certain material agreements, in each case without receiving the prior written non-objection of the OCC. Separately, the OTS confirmed that it has no objection to BankAtlantic originating loans to facilitate the sale of certain assets or the renewal, extension or modification of existing commercial real estate loans, subject in each case to compliance with applicable regulations and bank policies. The Bank Order prohibits the payment of dividends and other distributions without the prior written non-objection of the OCC. The Orders also include certain restrictions on compensation paid to directors and named executive officers of BankAtlantic Bancorp Parent Company and BankAtlantic, and restrictions on agreements with affiliates.

In response to the higher capital requirements of the Bank Order, in the event the BB&T transaction is not consummated, BankAtlantic Bancorp Parent Company and BankAtlantic may seek to issue BankAtlantic Bancorp’s Class A Common Stock in public or private offerings, or adopt operating strategies to increase revenues and to reduce non-interest expenses, asset balances and non-performing loans. There can be no assurance that BankAtlantic Bancorp Parent Company or BankAtlantic will be able to execute these or other strategies in order to maintain BankAtlantic’s minimum regulatory capital levels.

Each Order became effective on February 23, 2011 and will remain in effect until terminated, modified or suspended by the OCC, as it relates to the Bank Order, or the FRB, as it relates to the Company Order. No fines or penalties were imposed in connection with either Order. If there is any material failure by BankAtlantic Bancorp Parent Company or BankAtlantic to comply with the terms of the Orders, or if unanticipated market factors emerge, and/or if BankAtlantic Bancorp is unable to successfully execute its plans, or comply with other regulatory requirements, then the regulators could take further action, which could include the imposition of fines and/or additional enforcement actions. Enforcement actions broadly available to regulators include the issuance of a capital directive, removal of officers and/or directors, institution of proceedings for receivership or conservatorship, and termination of deposit insurance. Any such action would have a material adverse effect on BankAtlantic Bancorp’s business, results of operations and financial position.

Liquidity Considerations

Both BankAtlantic Bancorp Parent Company and BankAtlantic actively manage liquidity and cash flow needs. BankAtlantic Bancorp Parent Company had cash of $2.5 million as of December 31, 2011. BankAtlantic Bancorp Parent Company does not have debt maturing until March 2032 and has the ability to defer interest payments on its junior subordinated debentures until December 2013; however, based on current interest rates, accrued and unpaid interest of approximately $74.4 million would be owed as of December 2013 if interest is deferred until that date. BankAtlantic Bancorp Parent Company’s operating expenses for the year ended December 31, 2011 were $5.5 million. BankAtlantic Bancorp Parent Company’s liquidity is dependent on the repayments of loans, sale of real estate, and obtaining funds from external sources. Based on the current and expected liquidity needs and sources, BankAtlantic Bancorp expects to be able to meet its obligations at least through December 31, 2012.

BankAtlantic’s liquidity is dependent, in part, on its ability to maintain or increase deposit levels and the availability of its lines of credit borrowings with the Federal Home Loan Bank (“FHLB”) as well as the Treasury and Federal Reserve lending programs. As of December 31, 2011, BankAtlantic had $770.2 million of cash and short-term investments and approximately $585 million of available unused borrowings, consisting of $545 million of unused FHLB line of credit capacity, $6 million of unpledged securities, and $34 million of available borrowing capacity at the Federal Reserve. BankAtlantic has $613 million of loans pledged against the FHLB unused borrowings and $37 million of securities available for sale pledged against unused Federal Reserve borrowings. However, such available borrowings are subject to regular reviews and may be terminated, suspended or reduced at any time at the discretion of the issuing institution or based on the availability of qualifying collateral. Additionally, interest rate changes, additional collateral requirements, disruptions in the capital markets, adverse litigation or regulatory actions, or deterioration in BankAtlantic’s financial condition may reduce the amounts it is able to borrow, make borrowings unavailable or make terms of the borrowings and deposits less favorable. As a result, BankAtlantic’s cost of funds could increase and the availability of funding sources could decrease.

Mergers Acquisitions and Dispositions	12 Months Ended
Dec. 31, 2011
Mergers, Acquisitions and Dispositions [Abstract]
Mergers, Acquisitions and Dispositions
3.	Mergers, Acquisitions and Dispositions

Woodbridge Merger

On September 21, 2009, Woodbridge Holdings Corporation and BFC consummated their merger, pursuant to which Woodbridge Holdings Corporation merged with and into a wholly-owned subsidiary of BFC. Upon the effectiveness of the merger, the subsidiary was re-named Woodbridge Holdings, LLC, and Woodbridge Holdings, LLC continued as the surviving company of the merger and the successor entity to Woodbridge Holdings Corporation. Pursuant to the terms of the merger, which was approved by the shareholders of Woodbridge and BFC at their respective meetings held on September 21, 2009, each outstanding share of Woodbridge’s Class A Common Stock automatically converted into the right to receive 3.47 shares of BFC’s Class A Common Stock. Shares otherwise issuable to BFC attributable to the shares of Woodbridge’s Class A Common Stock and Class B Common Stock owned by BFC were canceled in connection with the merger. The merger resulted in a net increase to BFC’s shareholders’ equity of approximately $95.0 million, comprised of an increase in common stock and additional paid-in capital of approximately $303,000 and $94.7 million, respectively, and a corresponding decrease to noncontrolling interest of approximately $99.6 million.

Prior to the consummation of the merger, BFC owned approximately 22% of Woodbridge’s Class A Common Stock and all of Woodbridge’s Class B Common Stock, representing approximately 59% of the total voting power of Woodbridge. Since BFC had a controlling interest in Woodbridge, the financial results of Woodbridge prior to the merger were consolidated in BFC’s financial statements. As Woodbridge is now a wholly owned subsidiary of BFC, its financial results continue to be consolidated in BFC’s financial statements. The merger was accounted for as an equity transaction for financial reporting and accounting purposes in accordance with FASB authoritative guidance in connection with noncontrolling interests, which provides that changes in a parent’s ownership interest which do not result in the parent losing its controlling interest are reported as equity transactions.

See the description of the appraisal rights litigation related to the Woodbridge merger discussed in Note 2 above.

Bluegreen Share Acquisitions

On November 16, 2009, the Company purchased approximately 7.4 million shares of the common stock of Bluegreen for an aggregate purchase price of approximately $23 million, increasing its interest in Bluegreen’s then outstanding common stock from 29% to 52%, and resulting in the Company owning a controlling interest in Bluegreen. The Company currently owns approximately 54% of Bluegreen’s outstanding common stock. The Company previously accounted for its 29% equity interest in Bluegreen as an equity method investment. The fair value of the Company’s investment in Bluegreen immediately before the acquisition was $25.1 million, net of an $8.1 million loss resulting from the remeasurement of its investment in Bluegreen, as discussed below, which was included in the gain on bargain purchase of Bluegreen in the Company’s consolidated statements of operations. Bluegreen’s results for the Bluegreen Interim Period and the year ended December 31, 2010 and 2011 are consolidated into the Company’s financial statements. The Company consolidates all of Bluegreen’s wholly-owned subsidiaries and entities in which Bluegreen holds a controlling financial interest. The Company also consolidates Bluegreen’s non-wholly owned subsidiary, Bluegreen/Big Cedar Vacations, LLC (the “Bluegreen/Big Cedar Joint Venture”), as Bluegreen holds a 51% equity interest in the Bluegreen/Big Cedar Joint Venture, has an active role as the day-to-day manager of the Bluegreen/Big Cedar Joint Venture’s activities, and has majority voting control of the Bluegreen/Big Cedar Joint Venture’s management committee.

The Company accounted for the acquisition of a controlling interest in Bluegreen in November 2009 in accordance with the accounting guidance of business combinations. As part of the accounting for the November 2009 Bluegreen share acquisition, management was required to evaluate the fair value of Bluegreen’s inventory and certain of Bluegreen’s contracts. Based on preliminary estimates made as part of the evaluation, the Company recorded a $183.1 million “bargain purchase gain” during the fourth quarter of 2009. As previously reported, during the fourth quarter of 2010, the Company adjusted the preliminary value assigned to the assets and liabilities of Bluegreen in order to reflect additional information obtained since the acquisition date. These adjustments resulted in a decrease in total assets and total liabilities of approximately $3.4 million and $3.0 million, respectively, and a decrease in total equity of approximately $0.4 million. Furthermore, the net income attributable to BFC decreased by approximately $289,000 and earnings per share from continuing operations decreased by approximately $0.01 per common share.

The following table summarizes the aggregate purchase price allocation and fair value of the non-controlling interest in Bluegreen at November 16, 2009, as revised during the fourth quarter of 2010 (in thousands):

	Purchase Price	Fair Value Hierarchy
Cash and cash equivalents	$51,621	Level 1
Restricted cash	25,079	Level 1
Property and equipment	76,930	Level 3
Management contracts	63,000	Level 3
Real estate inventory	205,059	Level 3
Assets held for sale from discontinued operations	108,108	Level 3
Notes receivable	285,000	Level 3
Retained interests in notes receivable sold	29,250	Level 3
Other assets	44,440	Level 3

Fair value of assets	888,487

Accounts payable and other liabilities	54,849	Level 3
Deferred income	10,996	Level 3
Deferred income taxes	22,690	Level 3
Lines of credit and notes payable	198,947	Level 2
Junior subordinated debentures	56,783	Level 2
Receivable-backed notes payable	236,359	Level 2

Fair value of liabilities	580,624

Non-controlling interest (Big Cedar Joint Venture)	26,100	Level 3

Net assets acquired	281,763
Less: Cash consideration on acquisition of additional 23%	(22,939)
Less: Fair value of previously held equity interest	(25,126)	Level 1
Less: Fair value of non-controlling interest	(41,254)	Level 1
Less: Loss on previously held equity interest	(8,074)
Less: Loss on accumulated other comprehensive income attributable to previously held equity interest	(1,521)

Bargain purchase gain	$182,849

As a result of the Company obtaining a controlling interest in Bluegreen, the Company’s previously held 29% equity interest in Bluegreen was re-measured to fair value. The fair value of the non-controlling interest was based on a market approach valuation technique and inputs categorized as Level 1 inputs under the accounting guidance for fair value measurements.

The fair value of the assets acquired includes: notes receivable which were fair valued using an income approach and application of a discounted cash flow method; real estate inventory, including resorts and communities inventory which was valued using a combination of the income approach for the resorts inventory and independent appraisals for the communities inventory; retained interest in notes receivable sold representing Bluegreen’s economic interest in the notes receivable it sold in a structured financing transaction, which was fair valued using an income approach and a discount of the expected cash flows available to be distributed to investors; and intangible assets, representing management contracts which consist of Bluegreen’s contracts with various homeowners associations to manage, service, staff and maintain properties. The management contracts were fair valued using an income approach and excess earnings method whereby the revenues and costs attributable to the management contracts less charges for use of the contributory assets are used to determine excess earnings. The management contracts have indefinite useful lives and are not amortized, but instead are reviewed for impairment on at least an annual basis, or more frequently if events or changes in circumstances indicate that the related carrying amounts may not be recoverable.

The liabilities subject to fair value determinations included: receivable-backed notes payable, notes payable and lines of credit, which were valued based on the underlying terms, including maturity dates of the loan facilities; junior subordinated debentures, which were fair valued based on a discounted cash flow analysis; and non-controlling interest in the Bluegreen/Big Cedar Joint Venture, which was valued using a methodology consistent with the methodology used for the valuation of Bluegreen’s underlying assets and liabilities.

Purchases of BankAtlantic Bancorp’s Class A Common Stock

BankAtlantic Bancorp distributed to its shareholders of record as of the close of business on May 12, 2011, 0.624 non transferable subscription rights to for each share of BankAtlantic Bancorp Class A Common Stock and Class B Common Stock owned on May 12, 2011. Each whole subscription right entitled the holder to purchase one share of BankAtlantic Bancorp’s Class A Common Stock at a subscription price of $3.75 per share (the “2011 Rights Offering”). Shareholders who exercised their basic subscription rights in full were also given the opportunity to request to purchase, at the same $3.75 per share purchase price, additional shares of BankAtlantic Bancorp’s Class A Common Stock that were not purchased by other shareholders through the exercise of the basic subscription rights granted to them. The 2011 Rights Offering was completed on June 16, 2011 with BankAtlantic Bancorp issuing an aggregate of 3,025,905 shares of its Class A Common Stock. BFC participated in the 2011 Rights Offering, acquiring an aggregate of 2,666,667 shares of BankAtlantic Bancorp’s Class A Common Stock for an aggregate purchase price of $10 million. This increased BFC’s ownership interest in BankAtlantic Bancorp by approximately 8% to 53% and BFC’s voting interest in BankAtlantic Bancorp by approximately 5% to 75%.

BankAtlantic Bancorp distributed to its shareholders of record as of the close of business on June 14, 2010, 0.327 non transferable subscription rights for each share of BankAtlantic Bancorp Class A Common Stock and Class B Common Stock owned on that date. Each whole subscription right entitled the holder to purchase one share of BankAtlantic Bancorp’s Class A Common Stock at a subscription price of $7.50 per share (the “2010 Rights Offering”). Shareholders who exercised their basic subscription rights in full were also given the opportunity to request to purchase any additional shares of BankAtlantic Bancorp’s Class A Common Stock that remained unsubscribed for at the expiration of the 2010 Rights Offering at the same $7.50 per share purchase price. The 2010 Rights Offering was completed on July 20, 2010 with BankAtlantic Bancorp issuing an aggregate of 2,668,076 shares of its Class A Common Stock. BFC acquired an aggregate of 2.0 million shares of BankAtlantic Bancorp’s Class A Common Stock in the 2010 Rights Offering for an aggregate purchase price of $15.0 million. The shares acquired in the 2010 Rights Offering increased BFC’s ownership interest in BankAtlantic Bancorp by approximately 8% to 45% and BFC’s voting interest in BankAtlantic Bancorp by approximately 5% to 71%.

BankAtlantic Bancorp distributed to its shareholders of record as of the close of business on August 24, 2009, 4.441 subscription rights for each share of BankAtlantic Bancorp’s Class A Common Stock and Class B Common Stock owned on that date (the “2009 Rights Offering”). Each whole subscription right entitled the holder to purchase one share of BankAtlantic Bancorp’s Class A Common Stock at a purchase price of $10.00 per share. The 2009 Rights Offering was completed on September 29, 2009 with BankAtlantic Bancorp issuing 7,596,188 shares of its Class A Common Stock. BFC exercised its subscription rights in the 2009 Rights Offering to purchase an aggregate of approximately 3.0 million shares of BankAtlantic Bancorp’s Class A Common Stock for an aggregate purchase price of $29.9 million. This purchase increased BFC’s ownership interest in BankAtlantic Bancorp by approximately 7% to 37% and increased BFC’s voting interest in BankAtlantic Bancorp by approximately 7% to 66%.

BFC’s acquisition of shares of BankAtlantic Bancorp’s Class A Common Stock in the 2011, 2010 and 2009 Rights Offerings were each accounted for as an equity transaction in accordance with applicable accounting guidance which provides that changes in a parent’s ownership interest which do not result in the parent losing its controlling interest are reported as equity transactions.

Sale of Tampa Branches and Related Facilities by BankAtlantic

In August 2010, BankAtlantic announced that it had decided to focus on its core markets in South Florida and BankAtlantic began seeking a buyer for its 19 branches located in the Tampa, Florida area. In January 2011, BankAtlantic agreed to sell its 19 branches and 2 related facilities in the Tampa area and the associated deposits to an unrelated financial institution and on June 3, 2011, BankAtlantic completed the Tampa branch sale. The purchasing financial institution paid a 10% premium for the deposits plus the net book value of the acquired real estate and substantially all of the fixed assets associated with the branches and facilities. Included in the Company’s consolidated statement of operations for the year ended December 31, 2011 was a $38.6 million gain on the Tampa branch sale.

The following summarizes the assets sold, liabilities transferred and cash outflows associated with the branches and facilities sold (in thousands):

Amount
Assets Sold:
Cash and cash equivalents	$5,850
Property and equipment	28,626

Total assets sold	34,476

Liabilities Transferred:
Deposits	324,320
Other liabilities	183

Total liabilities transferred	324,503

Net liabilities transferred	(290,027)
Gain on sale of Tampa branches	40,615
Transaction costs	(1,993)

Net cash outflows from sale of branches	$(251,405)

The assets and liabilities associated with the Tampa branches as of December 31, 2010 were as follows

(in thousands):

ASSETS
Cash and cash equivalents	$5,850
Office properties and equipment	31,484

Total assets held for sale	$37,334

LIABILITIES
Interest bearing deposits	$255,630
Non-interest bearing deposits	85,516

Total deposits	341,146
Accrued interest payable	87

Total liabilities held for sale	$341,233

Cumulative Effect of Change in Accounting Principle	12 Months Ended
Dec. 31, 2011
Cumulative Effect of Change in Accounting Principle [Abstract]
Cumulative Effect of Change in Accounting Principle
4.	Cumulative Effect of Change in Accounting Principle

On January 1, 2010, the Company, Bluegreen and BankAtlantic Bancorp adopted an amendment to the accounting guidance for transfers of financial assets and an amendment to the accounting guidance associated with the consolidation of VIEs. As a result of the adoption of these accounting standards, Bluegreen consolidated seven special purpose finance entities (“QSPEs”) associated with prior securitization transactions that previously qualified for off-balance sheet sales treatment, which resulted in a one-time non-cash after-tax reduction to retained earnings of $2.4 million. In addition, BankAtlantic Bancorp consolidated its joint venture that conducted a factoring business. No charges were recorded to retained earnings in connection with the consolidation of BankAtlantic Bancorp’s factoring joint venture. This joint venture ceased operations in September 2011.

The consolidation of Bluegreen’s special purpose finance entities also resulted in the following impact to BFC’s Consolidated Statement of Financial Condition at January 1, 2010: (1) assets increased by $413.8 million, primarily representing the consolidation of notes receivable, net of allowance, partially offset by the elimination of retained interests; (2) liabilities increased by $416.7 million, primarily representing the consolidation of non-recourse debt obligations to securitization investors, partially offset by the elimination of certain deferred tax liabilities; and (3) total equity decreased by approximately $2.9 million, including a decrease to noncontrolling interest of approximately $1.4 million.

The impact of the adoption of the change in accounting principle on the related assets, related liabilities, noncontrolling interests and total equity are as follows (in thousands):

		Consolidation
	December 31, 2009	Bluegreen’s QSPEs	BankAtlantic Bancorp’s Joint Venture	Total	January 1, 2010
Restricted cash	$24,020	36,518	—	36,518	60,538
Loans receivable	3,678,894	—	3,214	3,214	3,682,108
Notes receivable	279,645	377,265	—	377,265	656,910
Real estate inventory	384,007	16,403	—	16,403	400,410
Retained interest in notes receivable sold	26,340	(26,340)	—	(26,340)	—
Investment in unconsolidated affiliates	15,272	—	(3,256)	(3,256)	12,016
Other assets	65,500	9,970	367	10,337	75,837

Change in related assets	$4,473,678	413,816	325	414,141	4,887,819

Other liabilities	$187,032	3,544	18	3,562	190,594
Deferred income taxes	25,205	1,779	—	1,779	26,984
Receivable -backed notes payable	237,416	411,369	—	411,369	648,785

Change in related liabilities	$449,653	416,692	18	416,710	866,363

Total BFC’s shareholders’ equity	$245,083	(1,496)	—	(1,496)	243,587
Noncontrolling interests	159,312	(1,380)	307	(1,073)	158,239

Total equity	$404,395	(2,876)	307	(2,569)	401,826

Discontinued Operations	12 Months Ended
Dec. 31, 2011
Discontinued Operations [Abstract]
Discontinued Operations
5.	Discontinued Operations

Discontinued operations included in the accompanying consolidated financial statements include Bluegreen Communities, Core Communities, and Cypress Creek Holdings as discussed below. The Company elected not to separate the assets held for sale from discontinued operations in the consolidated statements of cash flows for the years ended December 31, 2010 and 2009.

Bluegreen Communities

On June 30, 2011, Bluegreen’s Board of Directors made a determination to seek to sell Bluegreen Communities, or all or substantially all of its assets. As a consequence, it was determined that Bluegreen Communities, which had previously been presented as a separate reporting segment, met the criteria for classification as a discontinued operation and the majority of Bluegreen Communities assets met the criteria for classification as “assets held for sale.” The assets held for sale primarily consist of Bluegreen Communities’ real estate assets valued on our books at $28.6 million and $83.8 million as of December 31, 2011 and December 31, 2010, respectively. The decrease in the carrying amount of the assets held for sale is primarily the result of a $55.1 million non-cash charge recorded during the year ended December 31, 2011 to write down the value of Bluegreen Communities’ assets to estimated fair value less cost to sell. The fair value as of December 31, 2011 of Bluegreen Communities’ assets held for sale was derived based on the sale price under the Purchase and Sale Agreement, as amended, (Level 3) discussed below.

On October 12, 2011, a Purchase and Sale Agreement was entered into between seven of Bluegreen’s subsidiaries and Southstar. The agreement, as amended, provides for the sale to Southstar of substantially all of the assets that comprise Bluegreen Communities for a purchase price of $29.0 million in cash. Assets excluded from the sale primarily include Bluegreen Communities’ notes receivable portfolio, and Bluegreen or its subsidiaries will generally remain responsible for commitments and liabilities relating to previously completed developments and assets not sold to Southstar. Southstar also agreed to pay an amount equal to 20% of the net proceeds (as calculated in accordance with the terms of the agreement) it receives upon its sale, if any, of two specified parcels of real estate to be purchased by Southstar under the agreement.

Under the terms of the agreement, as amended, Southstar has delivered cash deposits totaling $4.5 million, as of the date of this filing, $50,000 of which is non-refundable and the remainder of which is being held in escrow pending closing and will only be refunded to Southstar in the event the transaction is not consummated as a result of a breach of the agreement by one or more of Bluegreen’s subsidiaries which is not timely cured.

The agreement contains certain representations and warranties on the part of Bluegreen’s subsidiaries and Southstar which Bluegreen believes to be customary for transactions of this nature, as well as certain covenants, including non-competition and other restrictive covenants. The agreement, as amended, provides for the transaction to be consummated no later than April 30, 2012. The closing of the transaction remains subject to the parties’ receipt of all required consents and certain other customary closing conditions, including the performance by the parties of their respective obligations under the agreement. While Southstar’s receipt of financing is not a closing condition under the agreement, Southstar has advised Bluegreen that it has obtained financing in order to close the transaction.

Loss from discontinued operations during the year ended December 31, 2011 includes a loss on assets held for sale of approximately $58.0 million. While fair value of the assets held for sale as of December 31, 2011 was derived from the sale price under the Purchase and Sale Agreement described above, the transaction may not be consummated on the contemplated terms or at all. As a result, additional losses, which may be significant, may be incurred in the future to the extent that actual sales proceeds from the disposition of assets held for sale are materially different from their estimated fair value.

As a result of a continued low volume of sales, reduced prices, and the impact of reduced sales on the forecasted sell-out period of our Bluegreen Communities projects, Bluegreen recorded non-cash charges (included in other costs and expenses) of approximately $14.9 million, net of purchase accounting adjustments, during the year ended December 31, 2010, to write-down the carrying amount of completed Bluegreen Communities’ properties to their estimated fair value less costs to sell. As of December 31, 2010, Bluegreen evaluated the carrying value of Bluegreen Communities’ undeveloped inventory based upon the probability weighted average cash flows at various outcomes, including the development and sale of such inventory as retail homesites. In connection with this analysis, Bluegreen recorded an impairment charge (included in other costs and expenses) of $14.9 million, net of purchase accounting adjustments to write down the carrying amount of certain undeveloped phases in several of Bluegreen Communities’ properties to fair value, as we determined that the carrying amounts of those homesites would not be recovered by estimated future cash flows.

Bluegreen estimated the fair value of the underlying properties based on either the prices of comparable properties or its analysis of their estimated future cash flows (Level 3 inputs), discounted at rates commensurate with the risk inherent in the property. Bluegreen estimated future cash flows based upon its expectations of performance given current and projected forecasts of the economy and real estate markets in general.

Also included in results of discontinued operations in each of the periods presented is interest expense primarily on the H4BG Communities Facility as certain of the assets classified as held for sale serve as collateral under this facility. Under the terms of the facility, the entire amount of the debt outstanding under the facility ($23.9 million as of December 31, 2011), and a $2.0 million deferred fee, would be required to be repaid upon the sale of the respective assets.

Core Communities

In December 2009, Core Communities reinitiated efforts to sell the Projects, its two commercial leasing projects, and began soliciting bids from several potential buyers for the immediate sale of the Projects in their present condition. Due to this decision, the assets associated with the Projects were classified as discontinued operations in accordance with the accounting guidance for the disposal of long-lived assets. On June 10, 2010, Core sold the Projects for approximately $75.4 million. As a result of the sale, a gain on sale of discontinued operations of approximately $2.6 million was realized in the second quarter of 2010. In connection with the sale and negotiations with the lenders with respect to the Projects, the outstanding balance of the loans related to the assets held for sale was reduced by approximately $800,000. Core used the proceeds from the sale to repay these loans. As a result, Core was released from its obligations to the lender with respect to the loans. The results of operations for the Projects is included in discontinued operations in the consolidated statements of operations for the years ended December 31, 2010 and 2009. During the fourth quarter of 2009, the Projects’ net assets were written down to their estimated fair value less costs to sell and, accordingly, an impairment charge of approximately $13.6 million was recorded during the fourth quarter of 2009. Depreciation related to the Projects ceased in December 2009.

Cypress Creek Holdings

Cypress Creek Holdings owned an 80,000 square foot office building in Fort Lauderdale, Florida. As of December 31, 2011, the building, which had an estimated carrying value of approximately $6.4 million, served as collateral for an approximately $11.2 million mortgage loan. For the year ended December 31, 2010 and 2009, BFC recognized impairment charges related to the office building of $3.9 million and $4.3 million, respectively.

The building was previously 50% occupied by an unaffiliated third party pursuant to a lease which expired in March 2010. The tenant opted not to renew the lease and vacated the space as of March 31, 2010. After efforts to lease the space proved unsuccessful, the lender with respect to the office building agreed to permit Cypress Creek Holdings to pursue a short sale of the building and in December 2011, Cypress Creek Holdings signed a letter of intent for the sale of the building and as a result, Cypress Creek Holdings results of operations are reported as a discontinued operation in the Company’s consolidated financial statements and its assets are classified as assets held for sale. During January 2012, the building was sold for approximately $10.8 million. At closing the Company paid $668,000. The proceeds of the sale were paid to the lender in full satisfaction of the loan. Upon closing of the sale, the Company will recognize a gain of approximately $4.6 million during the first quarter of 2012.

The following table summarizes the assets held for sale from discontinued operations and liabilities related to the assets held for sale from discontinued operations for Bluegreen Communities and Cypress Creek Holdings as of December 31, 2011 and 2010 (in thousands):

	As of December 31, 2011
	Bluegreen Communities	Cypress Creek Holdings	Total
Real estate inventory	$23,264	—	23,264
Property and equipment, net	5,361	6,410	11,771

Assets held for sale	$28,625	6,410	35,035

Notes and mortgage payable	$—	11,156	11,156

Liabilities related to assets held for sale	$—	11,156	11,156

	As of December 31, 2010
	Bluegreen Communities	Cypress Creek Holdings	Total
Real estate inventory	$78,178	—	78,178
Property and equipment, net	5,576	6,900	12,476

Assets held for sale	$83,754	6,900	90,654

Notes and mortgage payable	$—	11,387	11,387

Liabilities related to assets held for sale	$—	11,387	11,387

The following table summarizes the results of discontinued operations for Bluegreen Communities for the years ended December 31, 2011 and 2010 and the Bluegreen Interim Period in 2009 (from November 16, 2009 through December 31, 2009), Core Communities for the years ended December 31, 2010 and 2009 and Cypress Creek Holdings (“CCH”) for the years ended December 31, 2011, 2010 and 2009 (in thousands):

	For the Year Ended December 31, 2011
	Bluegreen Communities	Cypress Creek Holdings	Total
Revenues	$13,876	4	13,880
Gain on sale of assets	—	—	—

	13,876	4	13,880

Costs and Expenses :
Other costs and expenses	16,075	1,052	17,127
Interest expense	2,956 (2)	638	3,594
Loss on assets held for sale	57,935	—	57,935

	76,966	1,690	78,656

Loss from discontinued operations before income taxes	(63,090)	(1,686)	(64,776)
Less: Benefit for income taxes	(21,591)	—	(21,591)

Loss from discontinued operations	$(41,499)	(1,686)	(43,185)

	For the Year Ended December 31, 2010
	Bluegreen Communities	Core Communities	Cypress Creek Holdings	Total
Revenues	$13,699	2,951	306	16,956
Gain on sale of assets	—	2,617	—	2,617

	13,699	5,568	306	19,573

Costs and Expenses :
Other costs and expenses	40,021 (1)	1,299	5,150	46,470
Interest expense	4,250 (2)	1,804	651	6,705

	44,271	3,103	5,801	53,175

(Loss) income from discontinued operations before income taxes	(30,572)	2,465	(5,495)	(33,602)
Less: Benefit for income taxes	(9,110)	—	—	(9,110)

(Loss) Income from discontinued operations	$(21,462)	2,465	(5,495)	(24,492)

	For the Interim Period Ended December 31, 2009	For the Year Ended December 31, 2009
	Bluegreen Communities	Core Communities	Cypress Creek Holdings	Total
Revenues	$3,732	8,497	1,178	13,407
Gain on sale of assets	—	—	—	—

	3,732	8,497	1,178	13,407

Costs and Expenses :
Other costs and expenses	7,006	20,753	5,867	33,626
Interest expense	725 (2)	3,376	716	4,817

	7,731	24,129	6,583	38,443

Loss from discontinued operations before income taxes	(3,999)	(15,632)	(5,405)	(25,036)
Less: Benefit for income taxes	(1,400)	—	—	(1,400)

Loss from discontinued operations	$(2,599)	(15,632)	(5,405)	(23,636)

(1)	Includes Bluegreen Communities non-cash impairment charges of approximately $14.9 million for the year ended December 31, 2010.
(2)	Relates to interest expense on Bluegreen’s H4BG Communities Facility.

Financial Services - Ryan Beck

On February 28, 2007, BankAtlantic Bancorp sold Ryan Beck to Stifel. The Stifel sales agreement provided for contingent earn-out payments, payable in cash or shares of Stifel common stock, at Stifel’s election, based on (a) defined Ryan Beck private client revenues during the two-year period immediately following the Ryan Beck sale up to a maximum of $40.0 million and (b) defined Ryan Beck investment banking revenues equal to 25% of the amount that such revenues exceeded $25.0 million during each of the two twelve-month periods immediately following the Ryan Beck sale. Included in the Company’s consolidated statement of operations in discontinued operations during the year ended December 31, 2009 was $4.2 of earn-out consideration. The Stifel sales agreement also required BankAtlantic Bancorp to indemnify Stifel for certain losses arising out of activities of Ryan Beck prior to the sale and asserted through August 31, 2009. The Company also recognized in its consolidated statement of operations in discontinued operations for each of the years in the two years ended December 31, 2010 $0.5 million of indemnification expenses.

Securities Available for Sale and Derivatives	12 Months Ended
Dec. 31, 2011
Securities Available for Sale and Derivatives [Abstract]
Securities Available for Sale and Derivatives
6.	Securities Available for Sale and Derivatives

The following tables summarize securities available-for-sale (in thousands):

	As of December 31, 2011
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value
Government agency securities:
Mortgage-backed securities	$12,533	885	—	13,418
Real estate mortgage conduits (1)	30,561	1,129	—	31,690

Total	43,094	2,014	—	45,108

Investment securities:
Benihana Common Stock	16,477	—	287	16,190
Other equity securities	1,326	179	—	1,505

Total investment securities	17,803	179	287	17,695

Total	$60,897	2,193	287	62,803

	As of December 31, 2010
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value
Government agency securities:
Mortgage-backed securities	$105,219	6,823	—	112,042
Agency bonds	60,000	143	—	60,143
Real estate mortgage investment conduits (1)	66,034	2,807	—	68,841

Total	231,253	9,773	—	241,026

Investment securities:
Municipal bonds	162,113	33	23	162,123
Other bonds	19,936	8	22	19,922
Benihana Convertible Preferred Stock	16,426	4,680	—	21,106
Equity and other securities	20,634	188	3	20,819

Total investment securities	219,109	4,909	48	223,970

Derivatives	24	—	—	24

Total	$450,386	14,682	48	465,020

(1)	Real estate mortgage investment conduits (“REMICs”) are pass-through entities that hold residential loans, and investors are issued ownership interests in the entities in the form of a bond. The securities were issued by government agencies.

The following table shows the gross unrealized losses and fair value of the Company’s securities available for sale with unrealized losses that are deemed temporary, aggregated by investment category and length of time that the securities have been in a continuous unrealized loss position, as of December 31, 2011 and 2010 (in thousands):

	As of December 31, 2011
	Less Than 12 Months
	Fair Value	Unrealized Losses
Benihana Common Stock	$16,190	(287)

	As of December 31, 2010
	Less Than 12 Months		12 Months or Greater		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
Municipal Bonds	$90,413	(23)	—	—	90,413	(23)
Taxable Securities	15,155	(22)	—	—	15,155	(22)
Equity securities	—	—	7	(3)	7	(3)

Total	$105,568	(45)	7	(3)	105,575	(48)

The unrealized losses on municipal bonds and taxable securities outstanding less than 12 months were primarily the result of interest rate changes. BankAtlantic Bancorp received cash proceeds for its entire investment in the bonds and securities upon maturity during 2011.

During May and July 2011, BFC converted an aggregate of 300,000 shares of Benihana’s Series B Convertible Preferred Stock into 595,049 shares of Benihana’s Common Stock. In October 2011, BFC converted the remaining 500,000 shares of Benihana’s Series B Convertible Preferred Stock that it owned into 987,528 shares of Benihana’s Common Stock. The Company did not consider its investment in Benihana to be other-than-temporarily impaired at December 31, 2011.

The unrealized loss on equity securities at December 31, 2010 was not significant. Accordingly, the Company did not consider these investments other-than-temporarily impaired at December 31, 2010.

The scheduled maturities of debt securities available for sale were (in thousands):

	Debt Securities Available for Sale
December 31, 2011 (1) (2)	Amortized Cost	Estimated Fair Value
Due within one year	$249	249
Due after one year, but within five years	113	115
Due after five years, but within ten years	12,913	13,542
Due after ten years	29,819	31,202

Total	$43,094	45,108

(1)	Scheduled maturities in the above table may vary significantly from actual maturities due to prepayments.
(2)	Scheduled maturities are based upon contractual maturities.

Included in Financial Services securities activities, net were (in thousands):

	For the Years Ended December 31,
	2011	2010	2009
Gross gains on securities sales	$6,960	3,140	11,238

Gross losses on securities sales	$—	—	—

Proceed from sales of securities	$90,980	58,846	303,825

Other-than-temporary impairments	$(1,500)	—	(1,587)

Management reviews its securities portfolio for other-than-temporary declines in value quarterly. As a consequence of the review during the year ended December 31, 2011 and 2009, BankAtlantic Bancorp recognized a $1.5 million and $1.6 million other-than-temporary decline in value related to an equity investment in an unrelated financial institution. The impairment was recognized in the Company’s consolidated statement of operations in Financial Services - securities activities, net.

BFC - Benihana Investment

Benihana is a NASDAQ-listed company which historically had two listed classes of common shares: Common Stock (BNHN) and Class A Common Stock (BNHNA). During 2004, BFC purchased 800,000 shares of Series B Convertible Preferred Stock of Benihana for $25.00 per share. BFC received quarterly dividends on these preferred shares at an annual rate equal to 5%, or $1.25 per share, payable on the last date of each calendar quarter. During May and July 2011, BFC converted an aggregate of 300,000 shares of Benihana’s Series B Convertible Preferred Stock into 595,049 shares of Benihana’s Common Stock. In October 2011, BFC converted the remaining 500,000 shares of Benihana’s Series B Convertible Preferred Stock that it owned into 987,528 shares of Benihana’s Common Stock. These conversions were effected to facilitate shareholder approval of Benihana’s proposal to reclassify each share of its Class A Common Stock into one share of its Common Stock. The reclassification was approved by Benihana’s shareholders on November 17, 2011 and effected on November 29 , 2011. BFC currently owns an aggregate of 1,582,577 shares of Benihana’s Common Stock, representing an approximately 9% ownership and voting interest in Benihana.

Prior to its May 2011 conversion of Benihana’s Series B Convertible Preferred Stock during the second quarter of 2011, the estimated fair value of the Company’s investment in Benihana’s Series B Convertible Preferred Stock was assessed using the income approach with Level 3 inputs by discounting future cash flows at a market discount rate combined with the fair value of the underlying shares of Benihana’s Common Stock that BFC would have received upon conversion of its shares of Benihana’s Series B Convertible Preferred Stock. At December 31, 2010, the estimated fair value of our investment in Benihana’s Series B Convertible Preferred Stock was approximately $21.1 million. In connection with the May 2011 conversion, effective for the quarter ended June 30, 2011, we began to assess the value of our remaining investment in Benihana’s Series B Convertible Preferred Stock by using the market approach with Level 2 inputs, as if converted to Common Stock, instead of the income approach with Level 3 inputs as it was previously assessed. At December 31, 2011, the estimated fair value of our investment in Benihana’s Common Stock of approximately $16.2 million was based on the closing price of Benihana’s Common Stock on the NASDAQ on December 31, 2011 of $10.23 per share.

Office Depot Investment

During March 2008, Woodbridge purchased 3,000,200 shares of Office Depot common stock at an average price of $11.33 per share for an aggregate purchase price of approximately $34.0 million. During June 2008, 1,565,200 of the shares were sold at an average price of $12.08 per share for an aggregate sales price of approximately $18.9 million resulting in a gain of approximately $1.2 million. During November 2009, we sold the remaining 1,435,000 shares of Office Depot common stock that we held at an average price of $5.95 per share, for an aggregate sales price of approximately $8.5 million. In connection with the November 2009 sale, a gain was realized of approximately $6.7 million in the fourth quarter of 2009. An other-than temporary impairment charge of approximately $2.4 million with respect to our investment in Office Depot’s common stock was recorded during the year ended December 31, 2009.

Derivatives

During 2010, BankAtlantic expanded its cruise ship automated teller machine (“ATM”) operations and began dispensing foreign currency from certain ATMs on cruise ships. At December 31, 2011 and 2010, BankAtlantic had $2.3 million and $6.7 million of foreign currency in cruise ship ATMs, respectively. Included in Financial Services other non-interest income in the Company’s consolidated statement of operations during the year ended December 31, 2011 was an $18,000 foreign currency exchange loss compared to a $0.1 million foreign currency exchange gain during the year ended December 31, 2010. BankAtlantic purchased foreign currency put options as an economic hedge for the foreign currency in its cruise ship ATMs during the year ended December 31, 2010. BankAtlantic did not hedge its foreign currency in its cruise ship ATM’s during the year ended December 31, 2011 and had no put options outstanding as of December 31, 2011. The terms of the put options and the fair value as of December 31, 2010 were as follows (in thousands, except strike price):

Contract Amount	Expiration Date	Strike Price	Premium	Fair Value
€400	Jan-11	1.34	28	8
400	Apr-11	1.34	31	16

€800			$59	24

Included in securities activities, net in the Company’s consolidated statement of operations were $24,000 and $0.3 million of net losses associated with put options for the years ended December 31, 2011 and 2010, respectively.

Tax Certificates	12 Months Ended
Dec. 31, 2011
Tax Certificates [Abstract]
Tax Certificates
7.	Tax Certificates

The following table summarizes tax certificates (in thousands):

	As of December 31, 2011		As of December 31, 2010
	Carrying Value	Estimated Fair Value	Carrying Value	Estimated Fair Value
Tax certificates (1)
Net of allowance of $7,488 and $8,811, respectively	$46,488	45,562	89,789	90,738

(1)	The estimated fair value was calculated at December 31, 2011 and 2010 using an expected cash flow model discounted at an interest rate that takes into account the risk of the cash flows of tax certificates relative to alternative investments.

Included in tax certificates were $3.1 million and $3.6 million of non-accrual tax certificates as of December 31, 2011 and 2010, respectively.

Activity in the allowance for tax certificate losses was (in thousands):

	For the Years Ended December 31,
	2011	2010	2009
Balance, beginning of period	$8,811	6,781	6,064

Charge-offs	(5,019)	(2,997)	(2,965)
Recoveries	913	475	294

Net charge-offs	(4,108)	(2,522)	(2,671)
Provision charged to non-interest expense	2,783	4,552	3,388

Balance, end of period	$7,488	8,811	6,781

Loans Receivable and Loans Held for Sale	12 Months Ended
Dec. 31, 2011
Loans Receivable and Loans Held for Sale[Abstract]
Loans Receivable and Loans Held for Sale
8.	Loans Receivable and Loans Held for Sale

The loan portfolio consisted of the following components (in thousands):

	December 31,
	2011	2010
Commercial non-real estate	$118,145	135,588
Commercial real estate:
Residential	104,593	133,155
Land	24,202	58,040
Owner occupied	86,809	111,097
Other	464,902	592,538
Small Business:
Real estate	184,919	203,479
Non-real estate	99,835	99,190
Consumer:
Consumer - home equity	545,908	604,228
Consumer other	10,704	16,068
Deposit overdrafts	1,971	3,091
Residential:
Residential-interest only	369,531	541,788
Residential-amortizing	558,026	671,948

Total gross loans	2,569,545	3,170,210

Adjustments:
Premiums, discounts and net deferred fees	2,578	1,650
Allowance for loan losses	(129,887)	(162,139)

Loans receivable - net	$2,442,236	3,009,721

Loans held for sale	$55,601	29,765

BankAtlantic’s loan portfolio had the following geographic concentrations based on outstanding loan balances at December 31, 2011:

Florida	66%
Eastern U.S.A.	18%
Western U.S.A.	13%
Central U.S.A	3%

100%

BankAtlantic Bancorp segregates its loan portfolio into five segments in order to determine its allowance for loan losses. BankAtlantic Bancorp’s loan segments are: residential loans, commercial real estate loans, consumer loans, commercial non-real estate loans and small business loans. BankAtlantic Bancorp further divides its loan segments into loan classes in order to monitor and assess credit risk. BankAtlantic Bancorp loan segments and loan classes are described below:

Residential - represents loans secured by one to four dwelling units. This loan segment is further divided into interest only loans and amortizing loans. Interest-only residential loans require the borrower to make monthly payments of interest-only for a fixed period of time and become fully amortizing thereafter. Amortizing residential loans require the borrower to make monthly principal and interest payments through maturity.

Commercial real estate - represents loans for acquisition, development and construction of various types of properties including residential construction, office buildings, retail shopping centers, and other non-residential properties. BankAtlantic Bancorp’s commercial real estate loan portfolio is divided into four loan classes; commercial residential, commercial owner occupied, commercial land and commercial other.

Commercial residential real estate loans - are loans to developers or home builders for the construction of one to four dwelling units. This class of loans is divided into three categories - builder land bank loans, land acquisition and development loans, and land acquisition, development and construction loans. The builder land bank loan category consists of land loans to borrowers who have or had land purchase option agreements with regional and/or national builders. The land acquisition and development loan category consists of loans secured by residential land which was intended to be developed by the borrower and sold to homebuilders. The land acquisition, development and construction loans are secured by residential land which was intended to be fully developed by the borrower/developer who also might have plans to construct homes on the property.

Owner occupied commercial real estate loans - are also real estate collateralized loans; however, the primary source of repayment is the cash flow from the business operated on the premises of the collateralized property.

Commercial real estate land loans - includes loans secured by the sale of land and commercial land held for investment purposes. These loans are generally to borrowers that intend to expand the zoning of the property and ultimately sell the property to developers.

Commercial other real estate loans - are primarily secured by income producing property which includes shopping centers, office buildings, self storage facilities, and warehouses.

Commercial non-real estate loans - generally represent business loans secured by the receivables, inventory, equipment, and/or general corporate assets of the business.

Consumer loans - consists of loans to individuals originated through BankAtlantic Bancorp’s retail network. The majority of consumer loans are home equity lines of credit secured primarily by a second mortgage or less frequently by a first mortgage on the primary residence of the borrower, substantially all of which is located in Florida.

Small business loans – consists of loans that do not generally exceed $2.0 million originated to businesses. The principal source of repayment for these loans is generally from the cash flow of a business. BankAtlantic Bancorp’s small business loan portfolio is divided into two loan classes; small business real estate secured and small business non-real estate.

Small business real estate secured loans – are generally secured by real estate where the business is located or real estate owned by the guarantor.

Small business non-real estate loans – are generally business loans secured by the receivables, inventory, equipment, and/or general corporate assets of the business.

Loans held-for-sale - Loans held-for-sale as of December 31, 2011 consisted of $35.8 million of commercial real estate loans and $19.8 million of residential loans. BankAtlantic Bancorp transfers loans to held-for-sale when, based on the current economic environment and related market conditions, it does not have the intent to hold those loans for the foreseeable future. Residential loans originated for sale as of December 31, 2011 and 2010 were loans originated through the assistance of an independent mortgage company. The mortgage company provides processing and closing assistance to BankAtlantic. Pursuant to an agreement, this mortgage company purchases the loans from BankAtlantic within a defined period of time after the date of funding. BankAtlantic earns the interest income during the period of ownership. The sales price is negotiated quarterly for all loans sold during the quarter based on originated loan balance. BankAtlantic recognized $2.1 million, $0.4 million and $0.5 million of gains on the sale of loans held-for-sale for the years ended December 31, 2011, 2010 and 2009, respectively.

The recorded investment in non-accrual loans receivable and loans held for sale as of December 31, 2011 and 2010 was (in thousands):

Loan Class	December 31, 2011	December 31, 2010
Commercial non-real estate	$19,172	17,659
Commercial real estate:
Residential	71,719	95,482
Land	14,839	27,260
Owner occupied	4,168	4,870
Other	123,396	128,658
Small business:
Real estate	10,265	8,928
Non-real estate	1,751	1,951
Consumer	14,134	14,120
Residential:
Interest only	33,202	38,900
Amortizing	52,653	47,639

Total nonaccrual loans	$345,299	385,467

An analysis of the age of the recorded investment in loans receivable and loans held for sale as of December 31, 2011 and 2010 that were past due is as follows (in thousands):

December 31, 2011	31-59 Days Past Due	60-89 Days Past Due	90 Days or More (1)	Total Past Due	Current	Total Loans Receivable (2)
Commercial non-real estate	$—	2,248	13,292	15,540	102,605	118,145
Commercial real estate:
Residential	—	—	44,633	44,633	64,134	108,767
Land	681	—	14,839	15,520	18,070	33,590
Owner occupied	2,008	—	4,031	6,039	82,102	88,141
Other	—	5,467	47,841	53,308	431,399	484,707
Small business:
Real estate	2,089	372	9,449	11,910	173,009	184,919
Non-real estate	—	462	76	538	99,187	99,725
Consumer	5,339	3,996	14,134	23,469	538,569	562,038
Residential:
Residential-interest only	2,656	3,488	32,317	38,461	343,958	382,419
Residential-amortizing	3,968	4,513	48,189	56,670	514,570	571,240

Total	$16,741	20,546	228,801	266,088	2,367,603	2,633,691

(1)	Included in the above table was one $80,000 commercial loan that was past due greater than 90 days and still accruing
(2)	Total loans receivable exclude purchase accounting of $6.0 million in connection with BFC’s share acquisitions of BankAtlantic Bancorp in 2008. The 2008 share acquisitions were accounted for as step acquisitions under the purchase method of accounting then in effect.

December 31, 2010	31-59 Days Past Due	60-89 Days Past Due	90 Days or More (1)	Total Past Due	Current	Total Loans Receivable (2)
Commercial non-real estate	$—	—	13,498	13,498	122,090	135,588
Commercial real estate:
Residential	4,700	—	53,791	58,491	84,325	142,816
Land	—	—	23,803	23,803	34,237	58,040
Owner occupied	—	—	3,862	3,862	107,235	111,097
Other	—	6,043	54,940	60,983	551,472	612,455
Small business:
Real estate	1,530	2,059	6,670	10,259	193,220	203,479
Non-real estate	—	67	25	92	99,098	99,190
Consumer	6,396	6,009	14,120	26,525	596,862	623,387
Residential:
Interest only	4,907	6,164	38,900	49,971	500,275	550,246
Amortizing	6,091	5,926	47,487	59,504	614,281	673,785

Total (1)	$23,624	26,268	257,096	306,988	2,903,095	3,210,083

(1)	BankAtlantic Bancorp had no loans greater than 90 days and still accruing as of December 31, 2010.
(2)	Total loans receivable exclude purchase accounting of $8.5 million in connection with BFC’s share acquisitions of BankAtlantic Bancorp in 2008. The 2008 share acquisitions were accounted for as step acquisitions under the purchase method of accounting then in effect.

The activity in the allowance for loan losses by portfolio segment for the year ended December 31, 2011 and 2010 was as follows (in thousands):

December 31, 2011	Commercial Non-Real Estate	Commercial Real Estate	Small Business	Consumer	Residential	Total
Allowance for Loan Losses:
Beginning balance	$10,786	83,859	11,514	32,043	23,937	162,139
Charge-off :	(8,205)	(43,266)	(8,083)	(26,894)	(25,301)	(111,749)
Recoveries :	1,140	1,272	1,090	2,308	2,049	7,859
Provision :	12,686	25,189	2,647	15,097	16,019	71,638

Ending balance	$16,407	67,054	7,168	22,554	16,704	129,887

Ending balance individually evaluated for impairment	$15,408	52,561	761	1,071	6,867	76,668
Ending balance collectively evaluated for impairment	999	14,493	6,407	21,483	9,837	53,219

Total	$16,407	67,054	7,168	22,554	16,704	129,887

Loans receivable:
Ending balance individually evaluated for impairment	$22,888	269,753	1,578	11,220	65,488	370,927
Ending balance collectively evaluated for impairment	$95,257	410,753	283,176	547,363	868,036	2,204,585

Total (1)	$118,145	680,506	284,754	558,583	933,524	2,575,512

Purchases of loans	$—	—	—	—	15,259	15,259

Proceeds from loan sales	$—	35,415	—	—	19,495	54,910

Transfer to held for sale	$—	53,380	—	—	25,072	78,452

December 31, 2010	Commercial Non-Real Estate	Commercial Real Estate	Small Business	Consumer	Residential	Total
Allowance for Loan Losses:
Beginning balance	$4,515	105,288	7,998	42,417	27,000	187,218
Charge-off :	(996)	(107,994)	(7,873)	(39,483)	(18,305)	(174,651)
Recoveries :	716	1,661	626	1,042	1,166	5,211
Provision :	6,551	84,904	10,763	28,067	14,076	144,361

Ending balance	$10,786	83,859	11,514	32,043	23,937	162,139

Ending balance individually evaluated for impairment	$9,020	62,985	2,936	1,791	12,034	88,766
Ending balance collectively evaluated for impairment	1,766	20,874	8,578	30,252	11,903	73,373

Total	$10,786	83,859	11,514	32,043	23,937	162,139

Loans receivable:
Ending balance individually evaluated for impairment	$16,667	342,806	12,763	23,905	88,210	484,351
Ending balance collectively evaluated for impairment	$118,921	552,025	289,906	599,482	1,133,983	2,694,317

Total (1)	$135,588	894,831	302,669	623,387	1,222,193	3,178,668

Purchases of loans	$—	—	—	—	6,511	6,511

Proceeds from loan sales	$—	59,697	—	—	52,678	112,375

Transfer to held for sale	$—	27,928	—	—	—	27,928

(1)	At December 31, 2011 and 2010, total loans receivable exclude purchase accounting of $6.0 million and $8.5 million, respectively, in connection with BFC’s share acquisitions of BankAtlantic Bancorp in 2008. The 2008 share acquisitions were accounted for as step acquisitions under the purchase method of accounting then in effect.

Activity in the allowance for loan losses for the year ended December 31, 2009 was as follows (in thousands):

For Year Ended December 31, 2009
Balance, beginning of period	$137,257
Loans charged-off	(185,890)
Loan recoveries	3,193

Net charge-offs	(182,697)
Provision for loan losses	232,658

Balance, end of period	$187,218

Impaired Loans - Loans are considered impaired when, based on current information and events, BankAtlantic Bancorp believes it is probable that it will be unable to collect all amounts due according to the contractual terms of the loan agreement. For a loan that has been restructured, the contractual terms of the loan agreement refer to the contractual terms specified by the original loan agreement, not the contractual terms specified by the restructured agreement. Impairment is evaluated based on past due status for consumer and residential loans. Impairment is evaluated based on BankAtlantic Bancorp’s on-going credit monitoring process for commercial and small business loans which results in the evaluation for impairment of all substandard loans. Factors considered in determining if a loan is impaired are past payment history, strength of the borrower or guarantors, and cash flow associated with the collateral or business. If a loan is impaired, a specific valuation allowance is established, if necessary, based on the present value of estimated future cash flows using the loan’s existing interest rate or at the fair value of collateral if the loan is collateral dependent. BankAtlantic generally measures commercial and small business loans for impairment using the fair value of collateral less cost to sell method. Interest payments on impaired loans for all loan classes are recognized on a cash basis, unless collectability of the principal and interest amount is probable, in which case interest is recognized on an accrual basis. Impaired loans, or portions thereof, are charged off when and to the extent deemed uncollectible.

Impaired loans (including loans held for sale) as of December 31, 2011 and 2010 were as follows (in thousands):

	As of December 31, 2011			As of December 31, 2010
	Recorded Investment (1)	Unpaid Principal Balance	Related Allowance	Recorded Investment	Unpaid Principal Balance	Related Allowance
With a related allowance recorded:
Commercial non-real estate	$17,792	17,792	15,408	16,809	16,809	9,850
Commercial real estate:
Residential	64,841	70,780	20,986	81,731	87,739	21,298
Land	5,451	5,451	1,765	15,209	15,209	8,156
Owner occupied	1,715	1,715	100	1,695	1,695	335
Other	130,771	149,742	29,731	95,693	96,873	33,197
Small business:
Real estate	6,499	6,499	85	2,602	2,602	1,733
Non-real estate	1,339	1,339	776	1,779	1,779	1,203
Consumer	15,951	17,502	1,454	3,729	5,029	1,791
Residential:
Residential-interest only	15,441	20,667	2,982	31,805	39,451	6,741
Residential-amortizing	20,554	24,545	3,960	24,619	28,712	5,293

Total with allowance recorded	$280,354	316,032	77,247	275,671	295,898	89,597

With no related allowance recorded:
Commercial non-real estate	$5,922	5,922	—	1,497	1,497	—
Commercial real estate:
Residential	26,735	71,759	—	44,835	116,092	—
Land	9,388	30,314	—	14,039	43,846	—
Owner occupied	3,882	4,872	—	3,922	3,922	—
Other	63,024	86,052	—	81,370	97,203	—
Small business:
Real estate	10,265	12,007	—	15,727	16,499	—
Non-real estate	792	1,107	—	172	197	—
Consumer	9,719	13,246	—	23,029	27,146	—
Residential:
Residential-interest only	17,761	28,042	—	7,427	10,078	—
Residential-amortizing	34,494	45,680	—	25,664	31,797	—

Total with no allowance recorded	$181,982	299,001	—	217,682	348,277	—

Commercial non-real estate	$23,714	23,714	15,408	18,306	18,306	9,850
Commercial real estate	305,807	420,685	52,582	338,494	462,579	62,986
Small business	18,895	20,952	861	20,280	21,077	2,936
Consumer	25,670	30,748	1,454	26,758	32,175	1,791
Residential	88,250	118,934	6,942	89,515	110,038	12,034

Total	$462,336	615,033	77,247	493,353	644,175	89,597

(1)	Recorded investment is defined as unpaid principal balance less charge downs.

Average recorded investment and interest income recognized on impaired loans as of December 31, 2011 and 2010 were (in thousands):

	For the Year Ended December 31, 2011		For the Year Ended December 31, 2010
	Average Recorded Investment	Interest Income Recognized	Average Recorded Investment	Interest Income Recognized
With an allowance recorded:
Commercial non-real estate	$16,364	246	14,850	—
Commercial real estate:
Residential	79,833	1,983	86,868	778
Land	5,155	—	21,010	18
Owner occupied	1,943	—	5,366	—
Other	108,244	2,029	96,800	—
Small business:
Real estate	7,443	—	2,838	21
Non-real estate	1,644	—	2,015	—
Consumer	17,203	—	4,665	—
Residential:
Residential-interest only	14,513	—	24,327	17
Residential-amortizing	16,877	—	16,525	34

Total with allowance recorded	$269,219	4,258	275,264	868

With no related allowance recorded:
Commercial non-real estate	$8,623	33	4,799	15
Commercial real estate:
Residential	23,457	41	42,295	267
Land	13,395	—	25,847	19
Owner occupied	4,914	76	3,878	56
Other	76,050	1,404	55,311	1,446
Small business:
Real estate	9,800	383	14,722	673
Non-real estate	630	41	358	—
Consumer	9,678	391	22,487	624
Residential:
Residential-interest only	20,206	—	16,694	—
Residential-amortizing	33,647	107	26,950	116

Total with no allowance recorded	$200,400	2,476	213,341	3,216

Commercial non-real estate	$24,987	279	19,649	15
Commercial real estate	312,991	5,533	337,375	2,584
Small business	19,517	424	19,933	694
Consumer	26,881	391	27,152	624
Residential	85,243	107	84,496	167

Total	$469,619	6,734	488,605	4,084

The following summarizes impaired loans as of December 31, 2009 (in thousands):

	As of December 31, 2009
	Gross Recorded Investment	Specific Allowances
Impaired loans with specific valuation allowances	$249,477	70,485
Impaired loans without specific valuation allowances	196,018	—

Total	$445,495	70,485

Impaired loans without specific valuation allowances represent loans that were charged-down to the fair value of the collateral less cost to sell, loans in which the collateral value less cost to sell was greater than the recorded investment in the loan, loans in which the present value of expected cash flows discounted at the loan’s effective interest rate was equal to or greater than the carrying value of the loan, or large groups of smaller-balance homogeneous loans that are collectively measured for impairment.

BankAtlantic Bancorp continuously monitors collateral dependent loans and performs an impairment analysis on these loans quarterly. Generally, a full appraisal is obtained when a real estate loan becomes adversely classified and an updated full appraisal is obtained within one year from the prior appraisal date, or earlier if management deems it appropriate based on significant changes in market conditions. In instances where a property is in the process of foreclosure, an updated appraisal may be postponed beyond one year, as an appraisal is required on the date of foreclosure; however, such loans are subject to quarterly impairment analyses. Included in commercial real estate impaired loans as of December 31, 2011 was $241.3 million of collateral dependent loans, of which $107.1 million were measured for impairment using current appraisals and $134.2 million were measured by adjusting appraisals to reflect changes in market conditions subsequent to the appraisal date. Appraised values were adjusted down by an aggregate amount of $3.0 million to reflect current market conditions on 11 loans due to estimated property value declines since the last appraisal dates.

As of December 31, 2009, impaired loans with specific valuation allowances had been previously charged down by $38.6 million and impaired loans without specific valuation allowances had been previously charged down by $34.1 million.

The average gross recorded investment in impaired loans was $416.5 million during the year ended December 31, 2009.

Credit Quality Information

Management monitors net charge-offs, levels of classified loans, impaired loans and general economic conditions nationwide and in Florida to assess loan credit quality. BankAtlantic Bancorp uses a risk grading matrix to monitor credit quality for commercial and small business loans. Risk grades are assigned to each commercial and small business loan upon origination. The loan officers monitor the risk grades and these risk grades are reviewed periodically by a third party consultant. BankAtlantic Bancorp assigns risk grades on a scale of 1 to 13. A general description of the risk grades is as follows:

Grades 1 to 7 – The loans in these risk grades are generally well protected by the current net worth and paying capacity of the borrower or guarantors or by the fair value, less cost to sell, of the underlying collateral.

Grade 8 to 9 – Not used

Grade 10 – These loans have potential weaknesses that deserve management’s close attention. While these loans do not expose BankAtlantic Bancorp to immediate risk of loss, if left uncorrected, these potential weaknesses may result in deterioration of the repayment prospects for the loan.

Grade 11 – These loans are inadequately protected by the current sound net worth and paying capacity of the borrower or guarantors or by the collateral pledged, if any. Loans in this grade have well-defined weaknesses that jeopardize the liquidation of the loan and there is a distinct possibility that BankAtlantic Bancorp may sustain some credit loss if the weaknesses are not corrected.

Grade 12 – These loans have all the weaknesses of a Grade 11 with the added characteristic that the weaknesses make collection of BankAtlantic Bancorp’s investment in the loan highly questionable and improbable on the basis of currently known facts, conditions and fair values of the collateral.

Grade 13 – These loans, or portions thereof, are considered uncollectible and of such little value that continuance on BankAtlantic Bancorp’s books as an asset is not warranted without the establishment of a specific valuation allowance or a charge-off. Such loans are generally charged down or completely charged off.

The following table presents risk grades for commercial and small business loans (including loans held for sale) as of December 31, 2011 (in thousands):

	Commercial Non Real Estate	Commercial Residential	Commercial Land	Owner Occupied Commercial Real Estate	Other Commercial Real Estate	Small Business Real Estate	Small Business Non-Real Estate
Risk Grade (1):
Grades 1 to 7	$71,798	16,085	18,752	82,251	250,238	157,237	85,942
Grade 10	6,021	1,375	—	—	50,208	2,837	4,306
Grade 11	40,326	91,307	14,838	5,890	184,261	24,845	9,477

Total	$118,145	108,767	33,590	88,141	484,707	184,919	99,725

The following table presents risk grades for commercial and small business loans (including loans held for sale) as of December 31, 2010 (in thousands):

	Commercial Non Real Estate	Commercial Residential	Commercial Land	Owner Occupied Commercial Real Estate	Other Commercial Real Estate	Small Business Real Estate	Small Business Non-Real Estate
Risk Grade (1):
Grades 1 to 7	$81,789	16,250	27,387	101,855	314,402	169,979	84,584
Grade 10	12,827	7,572	956	704	119,508	3,098	3,665
Grade 11	40,972	118,994	29,697	8,538	178,545	30,402	10,941

Total	$135,588	142,816	58,040	111,097	612,455	203,479	99,190

(1)	There were no 12 or 13 risk grade loans as of December 31, 2011 or 2010.

BankAtlantic Bancorp monitors the credit quality of residential loans through loan-to-value ratios of the underlying collateral. Elevated loan-to-value ratios indicate increased credit losses upon default which results in higher loan portfolio credit risk.

The loan to value ratios of BankAtlantic Bancorp’s residential loans (including loans held for sale) were as follows (in thousands):

	As of December 31, 2011(1)		As of December 31, 2010 (2)
Loan-to-value ratios	Residential Interest Only	Residential Amortizing	Residential Interest Only	Residential Amortizing
Ratios not available (3)	$124,868	304,372	59,520	185,610
=<60%	20,314	68,817	47,605	145,075
60.1% - 70%	10,316	30,033	33,005	49,732
70.1% - 80%	24,784	32,271	37,808	48,586
80.1% - 90%	27,622	27,523	47,574	47,039
>90.1%	174,515	108,224	324,734	197,743

Total	$382,419	571,240	550,246	673,785

(1)	Current loan-to-values (“LTV”) for the majority of the portfolio were obtained as of the second quarter of 2011 based on automated valuation models.
(2)	Current loan-to-values (“LTV”) for the majority of the portfolio were obtained as of the first quarter of 2010 based on automated valuation models.
(3)	Ratios not available consisted of property addresses not in the automated valuation database, and $78.8 million and $78.0 million as of December 31, 2011 and 2010, respectively, of loans originated under the community reinvestment act program that are not monitored based on loan-to-value.

BankAtlantic Bancorp monitors the credit quality of its consumer loans secured by real estate portfolio based on loan to value ratios at origination. BankAtlantic Bancorp’s experience indicates that default rates are significantly lower with loans that have lower loan to value ratios at origination.

The loan to value ratios at loan origination of BankAtlantic Bancorp’s consumer loans secured by real estate as of December 31, 2011 and 2010 were as follows (in thousands):

	Consumer Home Equity
Loan-to-value ratios	December 31, 2011	December 31, 2010
<70%	$334,050	363,653
70.1% - 80%	97,516	106,180
80.1% - 90%	62,674	72,529
90.1% -100%	40,327	48,537
>100%	11,341	13,329

Total	$545,908	604,228

BankAtlantic Bancorp monitors the credit quality of its consumer non-real estate loans based on loan delinquencies.

The restructuring of a loan is considered a “troubled debt restructuring” if both (i) the borrower is experiencing financial difficulties and (ii) the creditor has granted a concession. Concessions may include interest rate reductions or below market interest rates, principal forgiveness, restructuring amortization schedules, extending loan maturities, deferring loan payments until the loan maturity date and other actions intended to minimize potential losses. The majority of concessions for consumer loans were changing monthly payments from interest and principal payments to interest only payments as well as deferring monthly loan payments until the loan maturity date. Commercial real estate and non-real estate loan concessions were primarily below market interest rates based on the risk profile of the loan and extensions of maturity dates. Residential and small business loan concessions were mainly reductions of monthly payments by extending the amortization period and/or deferring monthly payments.

There was no financial statement effect of consumer and residential troubled debt restructured loans as the affected loans were generally on non-accrual status and measured for impairment before the restructuring. The financial statement effects of commercial and small business troubled debt restructured loans was the establishment of specific valuation allowances, if any, from the general allowance for those loans that were not already put on nonaccrual status. There was an impact to the allowance for loan losses as a result of the concessions made, which generally results in the expectation of slower future cash flows.

Effective July 1, 2011, BankAtlantic Bancorp adopted the provisions of Accounting Standards Update (“ASU”) No. 2011-02, and reassessed all loan modifications effected since January 1, 2011 for identification of troubled debt restructurings under the new guidance. This reassessment did not result in any additional loans identified as troubled debt restructurings during the year ended December 31, 2011.

Troubled debt restructurings for the year ended December 31, 2011 were as follows (dollars in thousands):

	For the Year Ended December 31, 2011
	Number	Recorded Investment
Troubled Debt Restructurings
Commercial non-real estate	9	$8,225
Commercial real estate:
Residential	6	30,801
Land	—	—
Owner occupied	1	688
Other	9	52,267
Small business:
Real estate	5	1,905
Non-real estate	—	—
Consumer	10	742
Residential:
Residential-interest only	1	549
Residential-amortizing	22	3,567

Total Troubled Debt Restructured	63	$98,744

The following table represents the recorded investment of loans that were modified in troubled debt restructurings beginning January 1, 2010 and experienced a payment default during the year ended December 31, 2011 (dollars in thousands).

	For the Year Ended December 31, 2011
	Number	Recorded Investment (1)
Troubled Debt Restructurings which have subsequently defaulted:
Commercial non-real estate	3	$2,209
Commercial real estate:
Residential	2	6,880
Land	3	5,451
Owner occupied	3	1,475
Other	3	11,904
Small business:
Real estate	4	981
Non-real estate	—	—
Consumer	7	527
Residential:
Residential-interest only	1	547
Residential-amortizing	6	1,115

Total Troubled Debt Restructured	32	$31,089

(1)	For the twelve months ended December 31, 2011 the table represents defaults on loans that were first modified between January 1, 2010 and December 31, 2011

Non-performing assets consist of non-accrual loans, non-accrual tax certificates, and real estate owned. Non-accrual loans are loans on which interest recognition has been suspended because of doubts regarding the borrower’s ability to repay principal or interest. Non-accrual tax certificates are tax deeds or certificates in which interest recognition has been suspended due to the aging of the certificate or deed.

Non-performing assets (in thousands):

	As of December 31,
	2011	2010	2009
Non-accrual - tax certificates	$3,094	3,636	2,161

Non-accrual - loans
Residential	85,855	86,538	76,401
Commercial real estate and business	233,293	273,930	230,827
Small business	12,016	10,879	9,338
Consumer	14,134	14,120	14,451

Total non-accrual loans	345,298	385,467	331,017
Real estate owned	87,174	74,488	46,467
Other repossessed assets	—	—	10

Total non-performing assets	$435,566	463,591	379,655

(1)	Included in non-accrual loans at December 31, 2011, 2010 and 2009 were $124.8 million, $145.3 million and $45.7 million, respectively, of troubled debt restructured loans.

Accruing impaired loans (in thousands):

	As of December 31,
	2011	2010	2009
Performing impaired loans	$—	11,880	6,150
Loans 90 days past due and still accruing	80	—	9,960
Troubled debt restructured	116,954	96,006	107,642

Total accruing impaired loans	$117,034	107,886	123,752

Performing impaired loans represent loans where BankAtlantic Bancorp anticipates collecting all of the principal and interest on the loans but where the timing of the payments may not be in accordance with the contractual terms of the loan agreement. Loans 90 days past due and still accruing are primarily loans that matured and are in the process of renewal, where the borrower continues to make payments under the matured loan agreement or the loan has collateral sufficient in management’s judgment to prevent a loss to BankAtlantic Bancorp. Troubled debt restructured loans are loans in which the original terms were modified granting the borrower loan concessions due to financial difficulties. Generally, the concessions made to borrowers experiencing financial difficulties include the reduction of the loan’s contractual interest rate, conversion of amortizing loans to interest only payments or the deferral of interest payments to the maturity date of the loan. BankAtlantic Bancorp had commitments to lend $5.0 million of additional funds on non-performing and accruing impaired loans as of December 31, 2011.

Foreclosed asset activity in non-interest expense includes the following (in thousands):

	For the Years Ended December 31,
	2011	2010	2009
Real estate acquired in settlement of loans and tax certificates:
Operating expenses, net	$3,432	$1,927	$1,355
Impairment of REO	14,215	6,830	4,124
Net (gains) losses on sales	(4,339)	378	(341)

Net real estate owned losses	$13,308	$9,135	$5,138

Notes Receivable	12 Months Ended
Dec. 31, 2011
Notes Receivable [Abstract]
Notes Receivable
9.	Notes Receivable

The table below sets forth information relating to Bluegreen’s notes receivable (in thousands):

	December 31,	December 31,
	2011	2010
Notes receivable, gross	$619,599	712,145
Purchase accounting adjustments	(28,503)	(43,778)

Notes receivable, net of purchase accounting adjustments	591,096	668,367
Allowance for loan losses	(73,260)	(93,398)

Notes receivable, net	$517,836	574,969

Included in the table above are notes acquired through our November 2009 acquisition of approximately 7.4 million shares giving us a controlling interest in Bluegreen as discussed in Note 3. In accordance with applicable accounting guidance “Loans and Debt Securities Acquired with Deteriorated Credit Quality”, the Company has elected to recognize interest income on these notes receivable using the expected cash flows method. The Company treated expected prepayments consistently in determining its cash flows expected to be collected, such that the non-accretable difference is not affected and the difference between actual prepayments and expected prepayments shall not affect the non-accretable difference. The assumption for prepayment rates was derived from Bluegreen’s historical performance information for its off-balance sheet securitizations and ranges from 4% to 9%. As of December 31, 2011 and 2010, the outstanding contractual unpaid principal balance of the acquired notes was $196.3 million and $250.6 million, respectively. As of December 31, 2011 and 2010, the carrying amount of the acquired notes was $167.8 million and $206.9 million, respectively.

The carrying amount of the acquired notes is included in the balance sheet amounts of notes receivable at December 31, 2011. The following is a reconciliation of accretable yield (in thousands):

Accretable Yield

	December 31,	December 31,
	2011	2010
Balance, beginning of year	$85,906	102,665
Accretion	(25,237)	(29,065)
Reclassification from nonaccretable yield	13,857	12,306

Balance, end of year	$74,526	85,906

All of Bluegreen’s vacation ownership interests (“VOIs”) notes receivable bear interest at fixed rates. The weighted-average interest rate charged on loans secured by VOIs was 15.3% and 15.2% at December 31, 2011 and 2010, respectively. The majority of Bluegreen’s notes receivable secured by home sites bear interest at variable rates. The weighted-average interest rate charged on notes receivable secured by home sites was 7.8% for each of the period ended December 31, 2011 and 2010.

Bluegreen’s VOI notes receivable are generally secured by properties located in Florida, Louisiana, Nevada, New Jersey, Michigan, Missouri, Pennsylvania, South Carolina, Tennessee, Virginia, Wisconsin, and Aruba. The majority of Bluegreen Communities notes receivables are secured by home sites in Georgia, Texas, and Virginia.

Notes receivable excluding the acquired notes as described above, are carried at amortized cost less an allowance for bad debts. Interest income is suspended, and previously accrued but unpaid interest income is reversed on all delinquent notes receivable when principal or interest payments are more than three months contractually past due and not resumed until such loans are less than three months past due. As of December 31, 2011 and 2010, $20.9 million and $27.8 million, respectively, of the VOI notes receivable were more than three months past due, and accordingly, consistent with Bluegreen’s policy, were not accruing interest income.

Future contractual principal payments on Bluegreen notes receivable during each of the five years subsequent to December 31, 2011, and thereafter are set forth below (in thousands):

As of December 31, 2011
2012	$80,789
2013	81,633
2014	87,325
2015	90,806
2016	88,767
Thereafter	190,279

619,599
Allowance for loan losses	(73,260)

Notes receivable, net of allowance	546,339
Purchase accounting adjustments	(28,503)

Total	$517,836

Credit Quality for Financial Receivables and Allowance for Credit Losses

Bluegreen holds large amounts of homogeneous VOI notes receivable and assesses uncollectibility based on pools of receivables. In estimating future credit losses, Bluegreen does not use a single primary indicator of credit quality but instead evaluates its VOI notes receivable based upon a combination of factors including a static pool analysis, the aging of the respective receivables, current default trends and prepayment rates by origination year, and the FICO® scores of the buyers at the time of origination.

The table below sets forth the activity in the allowance for loan losses (including homesite notes receivable) uncollectible notes receivable during the years ended December 31, 2011 and 2010 and the Interim Period ended December 31, 2009 (in thousands):

	December 31,
	2011	2010	2009
Balance, beginning of year	$93,398	3,986	—
One time impact of ASU 2009-16 and 2009-17 (1)	—	86,252	—
Provision for loan losses (2)	23,686	46,059	3,986
Write-offs of uncollectible receivables	(43,824)	(42,899)	—

Balance, end of year	$73,260	93,398	3,986

(1)	On January 1, 2010 Bluegreen adopted ASU 2009-16 and ASU 2009, which required Bluegreen to consolidate special purpose finance entities that were previously recorded “off-balance sheet.”
(2)

Includes charges totaling $7.2 million and $21.2 million, during 2011 and 2010, respectively, to increase the allowance for uncollectible VOI notes receivable in connection with loans generated prior to December 15, 2008, the date on which we implemented FICO ® score-based credit standards.

The following table shows the delinquency status of Bluegreen’s VOI notes receivable as of December 31, 2011 and 2010 (dollars in thousands):

	2011	2010
Current	$576,063	$655,304
31-60 days	9,038	12,063
61-90 days	7,836	10,228
Over 91 days	20,861	27,785
Purchase accounting adjustments	(28,503)	(43,778)

Notes receivable net of purchase accounting adjustments	585,295	661,602
Allowance for loan losses	(73,260)	(93,398)

Total	$512,035	$568,204

Variable Interest Entities - Bluegreen	12 Months Ended
Dec. 31, 2011
Variable Interest Entities - Bluegreen [Abstract]
Variable Interest Entities - Bluegreen
10.	Variable Interest Entities - Bluegreen

Bluegreen sells VOI notes receivable originated by Bluegreen Resorts through special purpose finance entities. These transactions are generally structured as non-recourse to Bluegreen, with the exception of one securitization transaction entered into in 2010 which was guaranteed by Bluegreen. These transactions are generally designed to provide liquidity for Bluegreen and transfer the economic risks and certain of the benefits of the notes receivable to third-parties. In a securitization, various classes of debt securities are issued by the special purpose finance entities that are generally collateralized by a single tranche of transferred assets, which consist of VOI notes receivable. Bluegreen services the notes receivable for a fee which it believes approximates market.

With each securitization, Bluegreen generally retains a portion of the securities. Under these arrangements, the cash payment received from the obligors on the receivables sold are generally applied monthly to pay fees to service providers, make interest and principal payments to investors, and fund required reserves, if any, with the remaining balance of such cash retained by Bluegreen; however, to the extent that portfolio of receivables fails to satisfy specified performance criteria (as may occur due to an increase in default rate or loan loss severity) or other trigger events occur, the funds received from obligors are distributed on an accelerated basis to investors. Depending on the circumstances and the transaction, the application of the accelerated payment formula may be permanent or temporary until the trigger event is cured. As of December 31, 2011, Bluegreen was in compliance with all applicable terms and no trigger events had occurred.

In accordance with applicable guidance for the consolidation of variable interest entities, Bluegreen analyzes its variable interests, which many consist of loans, guarantees, and equity investments, to determine if an entity in which it has a variable interest is a variable interest entity. Bluegreen’s analysis includes both quantitative and qualitative reviews. Bluegreen bases its quantitative analysis on the forecasted cash flows of the entity, and it bases its qualitative analysis on the design of the entity, its organizational structure including decision-making ability, and relevant financial agreements. Bluegreen also uses qualitative analysis to determine if it must consolidate a variable interest entity as the primary beneficiary. In accordance with applicable accounting guidance currently in effect, Bluegreen has determined these to be VIEs and consolidate the entities into its financial statements as it is the primary beneficiary of the entities.

Under the terms of certain of Bluegreen’s timeshare note sales, Bluegreen has the right to repurchase or substitute for new notes, a limited amount of defaulted mortgage notes at the outstanding principal balance plus accrued interest or, in some facilities, at 24% of the original sale price associated with the VOI which collateralizes the defaulted mortgage note. Repurchases and substitutions by Bluegreen of defaulted notes during 2011 and 2010 were $22.4 million and $37.6 million, respectively.

Below is the information related to the assets and liabilities of the VIEs included on the consolidated statements of financial condition (dollars in thousands):

	As of December 31,
	2011	2010
Restricted cash	$38,913	41,243
Securitized notes receivable, net	375,904	420,274
Receivable backed notes payable	385,140	459,030

The restricted cash and the securitized notes receivable balances disclosed above are restricted to satisfy obligations of the VIEs’.

Pursuant to GAAP in effect prior to 2010, seven of Bluegreen’s eight special purpose finance entities then in existence met the definition of a qualified special purpose entity, and were not consolidated in its financial statements. Upon the adoption of ASU 2009-16 and ASU 2009-17 on January 1, 2010, Bluegreen was required to evaluate these entities for consolidation. Since Bluegreen created these entities to serve as financing vehicles for holding assets and related liabilities, and the entities have no equity investment at risk, they are considered variable interest entities. Furthermore, since Bluegreen continues to service the notes and retain rights to receive benefits that are potentially significant to the entities, it concluded that it is the entities’ primary beneficiary and, therefore, Bluegreen now consolidates these entities into its financial statements. See Note 4 for a description of the impact of the initial consolidation of these entities.

Inventory	12 Months Ended
Dec. 31, 2011
Inventory [Abstract]
Inventory
11.	Inventory

Inventory consisted of the following (in thousands):

	December 31,
	2011	2010
Land and land development costs	$—	29,377
Bluegreen Resorts	208,907	230,346
Land and facilities held for sale	4,418	5,596

Total	$213,325	265,319

Inventory primarily consisted of completed VOIs, VOIs under construction and land held for future VOI development. Inventory also consisted of land and facilities acquired by BankAtlantic for its former store expansion program. During the fourth quarter of 2010, Core relinquished to its lenders title to substantially all of the land Core owned in both Florida and South Carolina and conveyed its ownership interests in several of its subsidiaries. However, as described in Note 2, land and land development costs as of December 31, 2010 included $19.4 million related to certain assets within Core’s South Carolina property which was subject to separate foreclosure proceedings which were completed on November 3, 2011. In accordance with applicable accounting guidance, the Company recorded an $11.6 million gain on the extinguishment of debt during the fourth quarter of 2011.

Additionally, on April 26, 2011, Woodbridge and Carolina Oak entered into a settlement agreement with the holder of the note secured by Carolina Oak’s property to resolve the disputes and litigation between them. Under the terms of the settlement agreement, (i) Woodbridge paid $2.5 million to the note holder, (ii) Carolina Oak conveyed to the note holder the real property securing the loan and (iii) the note holder agreed not to pursue certain remedies, including a deficiency judgment, and after the expiration of an agreed-upon time, agreed to fully release Woodbridge and Carolina Oak, in each case subject to certain conditions. At April 26, 2011, the carrying amount of Carolina Oak’s inventory was approximately $10.8 million. In accordance with the applicable accounting guidance, the Company recorded a deferred gain on debt settlement of $29.9 million in its consolidated statement of financial condition as of December 31, 2011. The deferred gain will be recognized into income at the earlier of the conclusion of the foreclosure proceeding or April 25, 2012.

Core and Carolina Oak’s real estate inventory were reviewed for impairment on a project-by-project basis and whenever events or changes in circumstances indicated that the carrying amount of an asset may not be recoverable. As a result of the impairment analyses performed, the Company recorded real estate inventory impairment charges of approximately $20.4 million related to Core Communities and $101.9 million related to Core Communities and Carolina Oak for the years ended December 31, 2010 and 2009, respectively. Impairment charges of inventory of real estate are included in cost of sales in the Company’s consolidated statements of operations.

Bluegreen reviews real estate held for future resort development for impairment under the accounting guidelines, which requires that such properties be reviewed for impairment when events or changes in circumstances indicate that the carrying amount of the assets might not be recoverable. No impairment charges were recorded with respect to Bluegreen Resorts’ inventory during the years ended December 31, 2011 or 2010, or the Bluegreen Interim Period.

Interest Expense	12 Months Ended
Dec. 31, 2011
Interest Expense [Abstract]
Interest Expense
12.	Interest Expense

The following table is a summary of the Company’s consolidated interest expense and the amounts capitalized (in thousands):

	For the Year Ended December 31,
	2011	2010	2009
Real Estate and Other:
Interest incurred on borrowings	$62,667	80,340	19,748
Interest capitalized	(85)	(239)	(3,058)

	62,582	80,101	16,690

Financial Services:
Interest on deposits	14,612	22,511	41,884
Interest on advances from FHLB	153	1,209	16,523
Interest on short term borrowings	9	30	209
Interest on subordinated debentures	16,608	15,915	16,236

	31,382	39,665	74,852

Total interest expense	$93,964	119,766	91,542

Investments in Unconsolidated Affiliates	12 Months Ended
Dec. 31, 2011
Investments in Unconsolidated Affiliates [Abstract]
Investments in Unconsolidated Affiliates
13.	Investments in Unconsolidated Affiliates

The consolidated statements of financial condition include the following amounts for investments in unconsolidated affiliates (in thousands):

	December 31,
	2011	2010
Investments in joint ventures	$283	281
Investment in statutory business trusts	12,060	12,174

	$12,343	12,455

The consolidated statements of operations include the following amounts for equity (loss) earnings from unconsolidated affiliates (in thousands):

	For the Years Ended December 31,
	2011	2010	2009
Earnings from Bluegreen	$—	—	32,672	(a)
Earnings (loss) from joint ventures	1,371	(2,045)	(396)
Earnings from statutory trusts	(115)	1,194	1,105

	$1,256	(851)	33,381

(a)	Represents earnings from Bluegreen for the period from January 1, 2009 to November 15, 2009, the date prior to our acquisition of a controlling interest in Bluegreen.

As previously discussed, approximately 7.4 million additional shares of Bluegreen’s common stock were purchased on November 16, 2009, increasing our ownership in Bluegreen to 16.9 million shares, or 52%, of Bluegreen’s then outstanding common stock. As a result of the purchase, the Company has a controlling interest in Bluegreen and, accordingly, has consolidated Bluegreen’s results since November 16, 2009 into the Company’s financial statements.

The following table shows the reconciliation of the Company’s pro rata share of Bluegreen’s net income to the Company’s share of total earnings (in thousands) from Bluegreen for the period from January 1, 2009 through November 15, 2009 (prior to our consolidation of Bluegreen in November 2009):

2009
Pro rata share of Bluegreen’s net loss	$3,715
Amortization of basis difference (a)	28,957

Total earnings from Bluegreen Corporation	$32,672

(a)	As a result of impairment charges previously taken, including a $31.2 million charge recorded during the year ended December 31, 2009, under the equity method prior to our consolidation of Bluegreen in November 2009, a basis difference was created between the investment in Bluegreen and the underlying assets and liabilities carried on the books of Bluegreen. Therefore, earnings from Bluegreen were adjusted each period to reflect the amortization of this basis difference. As such, a methodology was established to allocate the impairment loss to the relative estimates of the fair value of Bluegreen’s underlying assets based upon the position that the impairment loss was a reflection of the perceived value of these underlying assets. The appropriate amortization was calculated based on the estimated useful lives of the underlying assets and other relevant data associated with each asset category.

Properties and Equipment	12 Months Ended
Dec. 31, 2011
Properties and Equipment [Abstract]
Properties and Equipment
14.	Properties and Equipment

Properties and equipment was comprised of (in thousands):

	December 31,
	2011	2010
Land, buildings and building improvements	$214,268	212,883
Golf course land and improvements	1,967	1,952
Office equipment, furniture and fixtures	106,988	103,811

Total	323,223	318,646
Less accumulated depreciation	(131,655)	(112,457)

Properties and equipment - net	$191,568	206,189

As described in Note 5, properties and equipment relating to Bluegreen Communities and Cypress Creek Holdings have been reclassified as “assets held for sale from discontinued operations” at December 31, 2011 and 2010.

In 2009, we recorded a $2.2 million impairment charge related to Core’s irrigation facility in South Carolina. The impairment charge is included in the accompanying consolidated statement of operations for the year ended December 31, 2009 as other expenses under Real Estate and Other Activities. In connection with the settlement of Core’s debt obligations in South Carolina during the fourth quarter of 2010, Core transferred its ownership interest in the irrigation facility.

Included in selling, general and administrative expense in the Company’s consolidated statements of operations was approximately $8.2 million, $9.8 million and $2.6 million of depreciation expense for the years ended December 31, 2011, 2010 and 2009, respectively, in connection with our Real Estate and Other activities.

Included in Financial Services occupancy and equipment expense in the Company’s consolidated statements of operations was $13.0 million, $16.2 million and $18.2 million of depreciation expense for the years ended December 31, 2011, 2010 and 2009, respectively. Also included in depreciation expense for the years ended December 31, 2011, 2010 and 2009 was $1.2 million, $1.8 million and $2.4 million, respectively, of software cost amortization. At December 31, 2011 and 2010, unamortized software costs were $1.2 million and $1.9 million, respectively.

Goodwill	12 Months Ended
Dec. 31, 2011
Goodwill [Abstract]
Goodwill
15.	Goodwill

Goodwill is tested for potential impairment annually or during interim periods if impairment indicators exist. The process of evaluating goodwill for impairment involves the determination of the fair value of the reporting unit. Inherent in such fair value determinations are certain judgments and estimates relating to future cash flows, including the view of current economic indicators and market valuations, and assumptions about strategic plans with regard to the business unit’s operations. Due to the uncertainties associated with such evaluations, actual results could differ materially from the estimates.

Goodwill of $12.2 million (net of purchase accounting of $0.9 million) included in the Company’s consolidated statements of financial condition as of December 31, 2011 and 2010 is associated with BankAtlantic’s capital services reporting unit. Goodwill was tested for impairment on September 30, 2011 (the annual testing date) and was determined not to be impaired. As of September 30, 2011, the estimated fair value of BankAtlantic’s capital services reporting unit exceeded the estimated fair value of the underlying assets by $30.1 million.

The discounted cash flow methodology establishes fair value by estimating the present value of the projected future cash flows to be generated from the reporting unit. The discount rate applied to the projected future cash flows to arrive at the present value is intended to reflect all risks of ownership and the associated risks of realizing the stream of projected future cash flows. A five year period is generally used in computing discounted cash flow values. The most significant assumptions used in the discounted cash flow methodology are the discount rate, the terminal value and the forecast of future cash flows.

In response to deteriorating economic and real estate market conditions and the effects that the external environment had on BankAtlantic’s business units, BankAtlantic, in the first quarter of 2009, continued to reduce its asset balances and borrowings with a view toward improving its regulatory capital ratios and revised its projected operating results to reflect a smaller organization in subsequent periods. Additionally, BankAtlantic Bancorp’s market capitalization continued to decline as the average closing price of BankAtlantic Bancorp’s Class A common stock on the New York Stock Exchange for the month of March 2009 was $7.85 compared to $21.15 for the month of December 2008, a decline of 63%. Management of BankAtlantic Bancorp believed that the foregoing factors indicated that the fair value of its reporting units might have declined below their carrying amount, and, accordingly, an interim goodwill impairment test was performed as of March 31, 2009. Based on the results of this interim goodwill impairment evaluation, an impairment charge of $8.5 million, net of a purchase accounting adjustment from step acquisition of approximately $0.6 million, was recorded during the three months ended March 31, 2009, relating to BankAtlantic’s tax certificate ($4.7 million) and investments ($4.5 million) reporting units. Additionally, during 2009, we also determined that all $2.0 million of the previously recorded goodwill related to our investment in Pizza Fusion was impaired. As a result, the Company recorded an impairment charge of $2.0 million which is included in the Company’s Real Estate and Other activities as impairment of goodwill in the Company’s consolidated statements of operations for the year ended December 31, 2009.

Deposits	12 Months Ended
Dec. 31, 2011
Deposits [Abstract]
Deposits
16.	Deposits

The weighted average nominal interest rate payable on deposit accounts at December 31, 2011 and 2010 was 0.41% and 0.64%, respectively. The stated rates and balances on deposits were (dollars in thousands):

	As of December 31,
	2011		2010
	Amount	Percent	Amount	Percent
Interest free checking	$846,636	25.81%	876,200	22.52%
Insured money fund savings
0.71% at December 31, 2011	523,575	15.96%	385,365	9.90%
0.46 at December 31, 2010
NOW accounts
0.36% at December 31, 2011	1,130,569	34.47%	1,516,781	38.98%
0.42% at December 31, 2010
Savings accounts
0.15% at December 31, 2011	414,906	12.65%	452,710	11.63%
0.33% at December 31, 2010

Total non-certificate accounts	2,915,686	88.90%	3,231,056	83.04%

Certificate accounts:
Less than 2.00%	314,808	9.60%	544,547	13.99%
2.01% to 3.00%	37,308	1.14%	65,353	1.68%
3.01% to 4.00%	5,108	0.16%	9,991	0.26%
4.01% to 5.00%	6,942	0.21%	38,965	1.00%
5.01% to 6.00%	—	0.00%	1,278	0.03%

Total certificate accounts	364,166	11.10%	660,134	16.96%

Total deposit accounts	$3,279,852	100.00%	3,891,190	100.00%

Included in the above table were Tampa branch deposits held for sale as follows (dollars in thousands):

	As of December 31, 2010
	Amount	Percent
Interest free checking	$85,516	25.07%
Savings accounts	34,406	10.09
NOW accounts	146,213	42.86
Insured money fund savings	31,331	9.18
Certificate accounts	43,680	12.80

Total deposits held for sale	$341,146	100.00%

BankAtlantic completed the Tampa branch sale to an unrelated financial institution in June 2011

Interest expense by deposit category was (in thousands):

	For the Years Ended December 31,
	2011	2010	2009
Money fund savings and NOW accounts	$7,310	9,287	9,961
Savings accounts	910	1,112	1,612
Certificate accounts - below $100,000	4,117	6,541	16,184
Certificate accounts, $100,000 and above	2,399	5,754	14,470
Less early withdrawal penalty	(124)	(183)	(343)

Total	$14,612	22,511	41,884

At December 31, 2011, the amounts of scheduled maturities of certificate accounts were (in thousands):

	For the Years Ended December 31,
Interest Rate	2012	2013	2014	2015	2016	Thereafter
0.00% to 2.00%	$258,057	37,938	11,803	2,418	4,215	377
2.01% to 3.00%	21,173	4,073	4,145	7,917	—	—
3.01% to 4.00%	1,877	1,840	779	610	2	—
4.01% to 5.00%	877	6,061	4	—	—	—

Total	$281,984	49,912	16,731	10,945	4,217	377

Time deposits of $100,000 and over had the following maturities (in thousands):

December 31, 2011
3 months or less	$30,988
4 to 6 months	29,768
7 to 12 months	40,497
More than 12 months	32,814

Total	$134,067

Included in deposits at December 31, was (in thousands):

	2011	2010
Brokered deposits	$752	14,065
Public deposits	29,196	214,421

Total institutional deposits	$29,948	228,486

As of December 31, 2011, BankAtlantic had a letter of credit with the FHLB securing public deposits.

Included in the Company’s consolidated statement of operations in “Financial Services - costs associated with debt redemptions” during the year ended December 31, 2011 was prepayment penalties of $1.1 million upon the repayment of $85 million of institutional certificate of deposit accounts.

Advances from Federal Home Loan Bank	12 Months Ended
Dec. 31, 2011
Deposits [Abstract]
Advances from Federal Home Loan Bank
17.	Advances from Federal Home Loan Bank

At December 31, 2011 and 2010, BankAtlantic had $0 and $170 million of FHLB advances outstanding, respectively. The average balance and average interest rate of FHLB advances outstanding during the year ended December 31, 2011 was $43.9 million and 0.35%, respectively. As of December 31, 2011, the FHLB issued BankAtlantic a $68.1 million letter of credit primarily securing public deposits.

BankAtlantic’s line of credit with the FHLB was limited to 30% of assets as of December 31, 2011, subject to available collateral, with a maximum term of 10 years. At December 31, 2011, $661.4 million of 1-4 family residential loans, $25.4 million of commercial real estate loans, $399.3 million of consumer loans and $18.4 million of FHLB stock were pledged against FHLB line of credit and letter of credit. BankAtlantic’s available borrowings under the FHLB line of credit were $544.9 million as of December 31, 2011; however, the FHLB line of credit is subject to periodic review and may be limited or not available to BankAtlantic when needed. In March 2012, BankAtlantic was informed by the FHLB that its line of credit with the FHLB was reduced to 20% of assets, subject to available collateral beginning in March 2012. The unused available borrowings were based on the collateral limit and did not change as a result of the decline in the asset limit as 20% of assets still exceeded the available collateral.

During the years ended December 31, 2011, 2010 and 2009, BankAtlantic incurred prepayment penalties of $20,000, $53,000 and $7.5 million upon the repayment of $40 million, $2 million and $760 million of FHLB advances, respectively.

Securities Sold Under Agreements to Repurchase	12 Months Ended
Dec. 31, 2011
Deposits [Abstract]
Securities Sold Under Agreements to Repurchase
18.	Securities Sold Under Agreements to Repurchase

Securities sold under agreements to repurchase represent transactions where BankAtlantic sells a portion of its current investment portfolio (usually mortgage-backed securities and real estate mortgage investment conduits) at a negotiated rate and agrees to repurchase the same assets at a specified future date. BankAtlantic issued repurchase agreements to its customers. During the year ended December 31, 2011, BankAtlantic discontinued its customer repurchase agreement product. These transactions were collateralized by securities available for sale. Customer repurchase agreements are not insured by the Federal Deposit Insurance Corporation (“FDIC”). At December 31, 2011 and 2010, the outstanding balances of customer repurchase agreements were $0 and $21.5 million, respectively.

The following table provides information on the agreements to repurchase (dollars in thousands):

	For the Years Ended December 31,
	2011		2010	2009
Maximum borrowing at any month-end within the period		$18,445	31,101	39,286
Average borrowing during the period		$6,849	22,009	30,732
Average interest cost during the period	%	0.13	0.12	0.12
Average interest cost at end of the period	%	—	0.13	0.12

The following table lists the amortized cost and estimated fair value of securities sold under repurchase agreements, and the repurchase liability associated with such transactions (dollars in thousands):

	Amortized Cost	Estimated Fair Value	Repurchase Balance	Weighted Average Interest Rate
December 31, 2010 (1)
Mortgage-backed securities	$20,885	22,680	21,524	0.12%

(1)	At December 31, 2010, all securities were classified as available for sale and were recorded at fair value in the consolidated statements of financial condition.

Other Short-Term Borrowings	12 Months Ended
Dec. 31, 2011
Debt [Abstract]
Other Short-Term Borrowings
19.	Other Short-Term Borrowings

During the years ended December 31, 2011 and 2010, BankAtlantic participated in the Treasury Tax and Loan Program (“TTL”) with the Department of Treasury (the “Treasury”) and the discount window with the Federal Reserve Bank. Under the Treasury program, the Treasury, at its option, can invest up to $2.2 million with BankAtlantic at the federal funds rate less 25 basis points. At December 31, 2011, BankAtlantic had pledged $36.8 million of agency securities available for sale as collateral for the Federal Reserve discount window. BankAtlantic had no borrowings outstanding under the TTL program or the Federal Reserve Bank discount window as of December 31, 2011. At December 31, 2010, BankAtlantic had pledged $34.6 million and $2.2 million of agency securities available for sale as collateral for the Federal Reserve discount window and the TTL program, respectively. At December 31, 2010, BankAtlantic had $1.2 million outstanding under the TTL program and had no borrowings outstanding under the discount window programs. BankAtlantic’s available borrowings from access to TTL program and the Federal Reserve discount window were $33.9 million as of December 31, 2011. During the year ended December 31, 2009 BankAtlantic also participated in the term auction facilities program (“TAF”) with the Treasury.

The following table provides information on TAF and TTL borrowings (dollars in thousands):

	As of December 31,
	2011		2010	2009
Ending balance		$—	1,240	2,803
Maximum outstanding at any month end within period		$1,367	2,646	301,891
Average amount outstanding during period		$1,109	2,011	58,865
Average cost during period	%	—	0.02	0.29

Debt	12 Months Ended
Dec. 31, 2011
Debt [Abstract]
Debt
20.	Debt

Contractual minimum principal payments of debt outstanding at December 31, 2011 are as follows (in thousands):

	Notes and Mortgage Notes Payable and Lines of Credit	Recourse Receivable Backed Notes Payable	Non-recourse Receivable Backed Notes Payable	Junior Subordinated Debentures	Total
2012	$89,442	868	—	—	90,310
2013	4,242	3,930	—	—	8,172
2014	727	53,762	—	42,919	97,408
2015	12,132	5,641	36,954	—	54,727
2016	258	29,549	—	—	29,807
Thereafter	2,016	16,266	332,360	490,074	840,716

	108,817	110,016	369,314	532,993	1,121,140
Purchase Accounting	(284)	(1,232)	—	(55,677)	(57,193)

	$108,533	108,784	369,314	477,316	1,063,947

The minimum contractual payments set forth in the table above may differ from actual payments due to the timing of principal payments required upon (1) the sale of real estate assets that serve as collateral on certain debt (release payments) and (2) cash collections of pledged or transferred notes receivable.

Receivable-Backed Notes Payable

The table below sets forth the balances of Bluegreen’s receivable-backed notes payable facilities (in thousands):

	December 31, 2011			December 31, 2010
	Debt Balance	Interest Rate	Principal Balance of Pledged/ Secured Receivables	Debt Balance	Interest Rate	Principal Balance of Pledged/ Secured Receivables
Recourse receivable-backed notes payable:
2008 Liberty Bank Facility	$49,742	6.50%	60,708	67,514	6.50%	77,377
2011 Liberty Bank Facility	10,858	6.50%	13,367	—	—	—
GE Bluegreen/Big Cedar Receivables Facility	15,551	2.05%	24,512	23,877	2.01%	29,232
Legacy Securitization (1)	17,623	12.00%	25,899	25,342	12.00%	34,232
NBA Receivables Facility	16,758	6.75%	23,064	18,351	6.75%	22,458
RFA Receivables Facility	1,281	4.30%	2,866	3,159	4.26%	4,451

Total before discount	111,813		150,416	138,243		167,750
Less unamortized discount on
Legacy Securitization	(1,797)		—	(2,583)		—

	110,016		150,416	135,660		167,750
Less purchase accounting adjustments	(1,232)		—	(2,717)		—

Total	$108,784		150,416	132,943		167,750

Non-recourse receivable-backed notes payable:
BB&T Purchase Facility	$28,810	4.75%	42,075	—	—	—
GE 2004 Facility (2)	8,144	7.16%	9,301	10,150	7.16%	11,709
2004 Term Securitization (2)	11,307	5.27%	11,693	18,722	5.27%	20,540
2005 Term Securitization (2)	39,591	5.98%	44,277	55,888	5.98%	63,527
GE 2006 Facility (2)	41,275	7.35%	47,015	50,596	7.35%	57,988
2006 Term Securitization (2)	40,194	6.16%	44,128	52,716	6.16%	59,415
2007 Term Securitization (2)	78,062	7.32%	89,502	100,953	7.32%	117,379
2008 Term Securitization (2)	30,148	7.88%	34,699	39,624	7.88%	44,889
2010 Term Securitization	84,275	5.54%	102,014	107,514	5.54%	123,662
Quorum Purchase Facility	7,508	8.00%	9,175	108	8.00%	136

Total	$369,314		433,879	436,271		499,245

Total receivable-backed debt	$478,098		584,294	569,214		666,995

(1)	Legacy Securitization debt bears interest at a coupon rate of 12% and was issued at a discount resulting in an effective yield of 18.5%.
(2)	These receivable-backed notes payable are included in the Other Receivable-Backed Notes Payable section below.

2008 Liberty Bank Facility. Bluegreen has an outstanding timeshare receivables hypothecation facility with a syndicate of lenders led by Liberty Bank and assembled by Wellington Financial (“2008 Liberty Bank Facility”). Amounts borrowed under the facility and incurred interest are repaid as cash is collected on the pledged receivables. The advance period under the 2008 Liberty Bank Facility has expired, and all outstanding borrowings are scheduled to mature no later than August 27, 2014. Indebtedness under the 2008 Liberty Bank Facility bears interest at the Prime Rate plus 2.25%, subject to a floor of 6.50% (6.50% as of December 31, 2011). During 2011, Bluegreen repaid $17.8 million on the facility.

2011 Liberty Bank Facility. In February 2011, Bluegreen entered into a $60.0 million revolving hypothecation facility (the “2011 Liberty Bank Facility”) with certain participants in its 2008 Liberty Bank Facility. The 2011 Liberty Bank Facility provides for an 85% advance on eligible receivables pledged under the facility during a two-year period ending in February 2013, subject to eligible collateral and terms and conditions Bluegreen believes to be customary for transactions of this type. Availability under the 2011 Liberty Bank Facility is reduced by amounts currently outstanding to certain syndicate participants under the 2008 Liberty Bank Facility ($36.5 million as of December 31, 2011), but as outstanding amounts on the 2008 Liberty Bank Facility amortize over time, the 2011 Liberty Bank Facility will revolve up to $60.0 million. Principal and interest are repaid as cash is collected on the pledged receivables, with the remaining balance due in February 2016. Indebtedness under the 2011 Liberty Bank Facility bears interest at the Prime Rate plus 2.25%, subject to a floor of 6.50% (6.50% as of December 31, 2011).

During 2011, Bluegreen pledged $14.9 million of VOI notes receivable to this facility and received cash proceeds of $12.7 million. Bluegreen also repaid $1.8 million on the facility.

The GE Bluegreen/Big Cedar Receivables Facility. The Bluegreen/Big Cedar Joint Venture has an outstanding VOI receivables credit facility with GE (the “GE Bluegreen/Big Cedar Receivables Facility”). Bluegreen Corporation has guaranteed the full payment and performance of the Bluegreen/Big Cedar Joint Venture in connection with the GE Bluegreen/Big Cedar Receivables Facility. The advance period under this facility has expired and all outstanding borrowings are scheduled to mature no later than April 16, 2016. All principal and interest payments received on pledged receivables are applied to principal and interest due under the facility. Indebtedness under the facility bears interest adjusted monthly at a rate equal to the 30 day LIBOR rate plus 1.75% (2.05% as of December 31, 2011). During 2011, Bluegreen repaid $8.3 million on this facility.

Legacy Securitization. In September 2010, Bluegreen completed a securitization transaction of the lowest FICO® -score loans previously financed in the BB&T Purchase Facility discussed below. Substantially all of the timeshare receivables included in this transaction were generated prior to December 15, 2008, the date that Bluegreen implemented its FICO ® score-based credit underwriting program, and had FICO ® scores below 600.

In this securitization, BXG Legacy 2010 LLC, a wholly-owned special purpose subsidiary of Bluegreen, issued $27.0 million of notes payable secured by a portfolio of timeshare receivables totaling $36.1 million. While the notes payable have a coupon rate of 12%, they were sold at a $2.7 million discount to yield an effective rate of 18.5%. The notes payable generated gross proceeds to Bluegreen of $24.3 million (before fees and reserves and expenses Bluegreen believes to be customary for transactions of this type), which were used to repay a portion of the outstanding balance under the BB&T Purchase Facility. While ownership of the timeshare receivables included in the Legacy securitization is transferred and sold for legal purposes, the transfer of these timeshare receivables is accounted for as a secured borrowing.

Bluegreen guaranteed the principal payments for defaulted vacation ownership loans in the Legacy Securitization at amounts equal to the then-current advance rate inherent in the notes, any shortfalls in monthly interest distributions to the Legacy Securitization investors and any shortfall in the ultimate principal payment on the notes upon their stated maturity in September 2025. During 2011 and 2010, Bluegreen repaid $7.7 million and $1.7 million, respectively, of the outstanding balance on the Legacy Securitization notes payable, including shortfall payments totaling $3.8 million and $0.9 million, respectively, in connection with its guarantee.

NBA Receivables Facility. In September 2010, Bluegreen/Big Cedar Joint Venture entered into a $20.0 million timeshare receivables hypothecation facility with National Bank of Arizona (“NBA”). Bluegreen Corporation has guaranteed the full payment and performance of Bluegreen/Big Cedar Joint Venture in connection with this facility. The facility provides for an 85% advance on eligible receivables, subject to terms and conditions which Bluegreen believes to be customary for facilities of this type. At the time of closing of the transaction, $23.5 million of eligible receivables were pledged and Bluegreen received an advance of $20.0 million. The availability period under the facility had expired on June 30, 2010; however the facility was amended during May 2011 to allow Bluegreen to pledge additional timeshare receivables through October 31, 2011, with additional advances not to exceed $5.0 million, subject to a total $20.00 million borrowing limit for all amounts outstanding under the facility.

All principal and interest payments received on pledged receivables are applied to principal and interest due under the facility. In addition, the principal balance must be paid down to certain target balances periodically. Indebtedness under this facility bears interest at the 30-day LIBOR plus 5.25%, subject to a floor of 6.75% (6.75% as of December 31, 2011).

The unpaid balance related to advances made prior to the May 2011 amendment, $11.8 million of which was outstanding as of December 31, 2011 matures on September 30, 2017. The unpaid balance related to the additional advances made pursuant to the May 2011 amendment, $5.0 million of which was outstanding as of December 31, 2011, matures on October 31, 2018. During 2011, Bluegreen pledged $5.9 million of VOI notes receivable to this facility and received cash proceeds of $5.0 million. Bluegreen also repaid $6.6 million on this facility.

RFA Receivables Facility. Bluegreen has an outstanding receivables facility with RFA (the “RFA Receivables Facility”). The advance period under this facility has expired and all outstanding borrowings are scheduled to mature no later than February 2015. The terms of the facility require that Bluegreen obtain RFA’s consent prior to consummating the proposed merger with BFC. While RFA has indicated that they intend to consent to the merger, if Bluegreen does not ultimately obtain such consent, the entire the entire outstanding balance under the RFA Receivables Facility, which totaled approximately $1.3 million as of December 31, 2011, would be due and payable upon the closing of the merger. During 2011, Bluegreen repaid $1.9 million under this facility.

BB&T Purchase Facility. Bluegreen has a timeshare notes receivable purchase facility with Branch Banking and Trust Company (“BB&T”) (the “BB&T Purchase Facility”). During October 2011 Bluegreen amended the BB&T Purchase Facility to allow for maximum outstanding borrowings of $50.0 million and extend the revolving advance period from December 17, 2011 to December 17, 2012. The BB&T Purchase Facility provides for the financing of Bluegreen’s timeshare receivables at an advance rate of 67.5% through the revolving advance period, subject to the terms of the facility and eligible collateral. The BB&T Purchase Facility matures three years after the expiration of the revolving advance period (such three-year period, the “Term-Out Period”), or earlier as provided under the facility. The interest rate on the BB&T Purchase Facility prior to the commencement of the Term-Out Period is the 30-day LIBOR rate plus 3.5% (4.75% as of December 31, 2011). During the Term-Out Period, the interest rate will be the 30-day LIBOR rate plus 5.5%. The 30-day LIBOR rate is subject to a floor of 1.25%.

Additionally, subject to the terms of the facility, Bluegreen will receive the excess cash flows generated by the receivables sold (excess meaning after customary payments of fees, interest and principal under the facility) until the commencement of the Term-Out Period, at which point all of the excess cash flow will be paid to BB&T until the outstanding balance is reduced to zero.

While ownership of the receivables is transferred for legal purposes, the transfers of receivables under the facility are accounted for as secured borrowings. Accordingly, the receivables are reflected as assets and the associated obligations are reflected as liabilities on Bluegreen’s balance sheet. The BB&T Purchase Facility is nonrecourse and is not guaranteed by Bluegreen.

Under these arrangements, the principal and interest payments received from obligors on the receivables sold are generally applied monthly to make interest and principal payments to investors, to pay fees to service providers, and fund required reserves, if any, with the remaining balance of such cash retained by Bluegreen. During 2011, Bluegreen pledged $45.7 million of VOI notes receivable to this facility and received cash proceeds of $30.9 million. Bluegreen also repaid $2.1 million on the facility.

2010 Term Securitization. On December 17, 2010, Bluegreen completed a private offering and sale of $107.6 million of investment-grade, timeshare loan-backed notes (the “2010 Term Securitization”). The 2010 Term Securitization consisted of the issuance of $88.0 million of A rated and $19.6 million of BBB rated timeshare-loan backed notes with coupon rates of 5.1% and 7.5%, respectively, which blended to a weighted average coupon rate of 5.5%. The advance rate for this transaction was 85.25%. BB&T Capital Markets acted as the sole placement agent and initial purchaser.

The amount of the timeshare receivables sold was $126.2 million, substantially all of which was provided at closing. Through the completion of this private offering, Bluegreen repaid its then existing BB&T Purchase Facility of approximately $93.6 million, representing all amounts outstanding under Bluegreen’s then existing receivables purchase facility with BB&T, including accrued interest.

While ownership of the timeshare receivables included in the 2010 Term Securitization is transferred and sold for legal purposes, the transfer of these timeshare receivables is accounted for as a secured borrowing. Under these arrangements, the principal and interest payments received from obligors on the receivables sold are generally applied monthly to make interest and principal payments to investors, to pay fees to service providers, and fund required reserves, if any, with the remaining balance of such cash retained by us. During 2011, Bluegreen repaid $23.2 million on this facility.

The 2010 Term Securitization is non-recourse and is not guaranteed by Bluegreen.

Quorum Federal Credit Union. On December 22, 2010, Bluegreen entered into a timeshare notes receivables purchase facility (the “Quorum Purchase Facility”) with Quorum Federal Credit Union (“Quorum”). Pursuant to the terms of the facility and subject to certain conditions precedent, Quorum agreed to purchase eligible timeshare receivables from Bluegreen or certain of its subsidiaries up to an aggregate $20.0 million purchase price through December 22, 2011. The facility also contemplates for Quorum to have the ability to purchase additional receivables subject to advance rates, fees and other terms to be agreed upon from time to time over and above the initial $20.0 million commitment, pursuant to the terms of the facility and subject to certain conditions precedent. The terms of the Quorum Purchase Facility reflect an 80% advance rate and a program fee rate of 8% per annum. Eligibility requirements for receivables sold include, amongst others, that the obligors under the timeshare notes receivable sold be members of Quorum at the time of the note sale. Subject to performance of the collateral, Bluegreen will receive all of the excess cash flows generated by the receivables transferred to Quorum under the facility (excess meaning after customary payment of fees and return of amounts invested by Quorum under the facility on a pro-rata basis as borrowers make payments on their timeshare loans).

While ownership of the receivables is transferred for legal purposes, the transfers of receivables under the facility are accounted for as secured borrowings. Accordingly, the receivables are reflected as assets and the associated obligations are reflected as liabilities on Bluegreen’s balance sheet. The Quorum Purchase Facility is non-recourse and is not guaranteed by Bluegreen.

During 2011, Bluegreen pledged $10.1 million of VOI notes receivable to this facility and received cash proceeds of $8.1 million. Bluegreen also repaid $0.7 million on the facility.

In March 2012, the Quorum Purchase Facility was amended and expanded whereas Quorum agreed to purchase eligible timeshare receivables from Bluegreen or certain of our subsidiaries up to an aggregate $25.0 million purchase price through March 31, 2013. The amended terms of the Quorum Purchase Facility reflect an 83% advance rate and a program fee rate of 6.5% per annum.

CapitalSource Facility. On September 20, 2011, Bluegreen entered into a $30.0 million revolving timeshare receivables hypothecation facility (“the CapitalSource Facility”) with CapitalSource Bank. The CapitalSource Facility provides for advances on eligible receivables pledged under the Facility, subject to specified terms and conditions, during the two-year revolving credit period ending in September 2013. Eligible “A” receivables that meet certain eligibility and FICO® score requirements, which Bluegreen believes are typically consistent with loans originated under its current credit underwriting standards, are subject to an 80% advance rate. The CapitalSource Facility also allows for certain eligible “B” receivables (which have less stringent FICO ® score requirements) to be funded at a 45% advance rate. Principal repayments and interest are to be paid as cash is collected on the pledged receivables, subject to future required decreases in the advance rate after the two-year revolving credit period, with the remaining balance being due in September 2016. The CapitalSource Facility bears interest at the 30-day LIBOR plus 5.75%, subject to a LIBOR floor of 0.75% (6.50% as of December 31, 2011). As of December 31, 2011 there were no amounts borrowed and outstanding under this facility.

Other Non-Recourse Receivable-Backed Notes Payable. In addition to the above described facilities, Bluegreen has other non-recourse securitization debt outstanding, which was originated by Bluegreen prior to 2010. While the ownership of VOI receivables under these securitizations was transferred for legal purposes, these transfers have been accounted for as secured borrowings since January 1, 2010 and therefore are included on Bluegreen’s consolidated balance sheets. Under these arrangements, the principal and interest payments received from obligors on the receivables sold are generally applied monthly to make interest and principal payments to investors, to pay fees to service providers, and to fund required reserves, if any, with the remaining balance of such cash retained by Bluegreen. During 2011, Bluegreen repaid $79.9 million under these facilities

Notes and Mortgage Notes Payable and Other Borrowings

The following debt facilities were outstanding at December 31, 2011 and 2010 (dollars in thousands):

	December 31,		Interest Rate	Maturity Date
	2011	2010
Core Communities
Land acquisition mortgage note payable	—	27,248	3.04% -3.19%	October 2019 (3)
Carolina Oak
Borrowing base facility	—	37,174	3.25%	March 2011 (2)
Bluegreen
RFA AD&C Facility	21,619	52,264	4.80%	June 2012
H4BG Communities Facility	23,889	30,842	8.00%	December 2012
Wells Fargo Term Loan	19,858	30,776	7.17%	April 2012
Foundation Capital	12,860	13,200	8.00%	October 2015
Textron AD&C Facility	3,866	9,290	4.75%	April 2013
Fifth Third Bank Note Payable	2,909	3,154	3.30%	April 2023
Other	1,816	2,594	5.0% - 6.88%	January 2014-March 2023

Real Estate and Other	86,817	206,542

BankAtlantic
Subordinated debentures (1)	22,000	22,000	LIBOR + 3.45%	November 2012

Total Financial Services	22,000	22,000

Purchase accounting	(284)	(358)

Total Notes Payable	$108,533	228,184

(1)	LIBOR interest rates are indexed to 3-month LIBOR and adjust quarterly.
(2)	During 2009, the lender declared the loan to be in default and filed an action for foreclosure. During April 2011, a settlement agreement was entered into to resolve the disputes and ligation relating to the loan. Under the terms of the settlement agreement, (i) Woodbridge paid $2.5 million to the note holder, (ii) Carolina Oak conveyed to the note holder the real property securing the loan and (iii) the note holder agreed not to pursue certain remedies, including a deficiency judgment, and after the expiration of an agreed-upon time period, to fully release Woodbridge and Carolina Oak, in each case subject to certain conditions
(3)	Notes are the subject of legal proceedings in which Woodbridge relinquished title to all collateralized property in South Carolina in exchange for full settlement of the debt. Foreclosure proceedings were completed in November 2011.

Core Communities and its subsidiaries

During November 2010, Core entered into a settlement agreement with one of its lenders, which had previously commenced actions seeking foreclosure of properties in Florida and South Carolina which served as collateral under mortgage loans totaling approximately $113.9 million. Under the terms of the agreement, Core pledged additional collateral to the lender consisting of membership interests in five of Core’s subsidiaries and granted security interests in the real property owned by such subsidiaries in Port St. Lucie, Florida, substantially all of which was undeveloped raw land. Core also agreed to an amendment of the complaint related to the Florida foreclosure action to include this additional collateral and an entry into consensual judgments of foreclosure in both the Florida and South Carolina foreclosure actions. In consideration therefor, the lender agreed not to enforce a deficiency judgment against Core and, in February 2011, released Core from any other claims arising from or relating to the loans. As of November 30, 2010, Core deconsolidated the five subsidiaries, the membership interests in which were transferred to the lender upon entry into the consensual judgments of foreclosure. In accordance with the accounting guidance for consolidation, Woodbridge recorded a guarantee obligation “deferred gain on settlement of investment in subsidiary” of $11.3 million in the Company’s consolidated statement of financial condition as of December 31, 2010, and the deferred gain on settlement of investment in subsidiary was recognized into income during the first quarter of 2011.

Approximately $27.2 million of the $113.9 million of mortgage loans described above was collateralized by property in South Carolina which had an estimated carrying value of approximately $19.4 million at December 31, 2010 and was subject to separate foreclosure proceedings. The foreclosure proceedings related to this property were completed on November 3, 2011 and, in accordance with the applicable accounting guidance, the Company recorded an $11.6 million gain on extinguishment of debt during the fourth quarter of 2011.

In December 2010, Core and one of its subsidiaries entered into agreements, including, without limitation, a Deed in Lieu of Foreclosure Agreement, with one of their lenders which resolved the foreclosure proceedings commenced by the lender related to property at Tradition Hilton Head which served as collateral for a $25 million loan. Pursuant to the agreements, Core’s subsidiary transferred to the lender all of its right, title and interest in and to the property which served as collateral for the loan as well as certain additional real and personal property. In consideration therefor, the lender released Core and its subsidiary from any claims arising from or relating to the loan. In accordance with applicable accounting guidance, this transaction was accounted for as a troubled debt restructuring and a $13.0 million gain on debt extinguishment was recognized in the accompanying consolidated statement of operations for the year ended December 31, 2010.

On June 10, 2010, Core sold its Projects for approximately $75.4 million. As a result of the sale, Core realized a gain on sale of discontinued operations of approximately $2.6 million in the second quarter of 2010. The sale resulted in net cash proceeds to Core of approximately $1.5 million. See Note 5 for further information regarding the Projects.

Woodbridge

In 2007, Woodbridge acquired from Levitt and Sons all of the outstanding membership interests in Carolina Oak, a South Carolina limited liability company (formerly known as Levitt and Sons of Jasper County, LLC). As a result of the significant challenges faced during 2009, Woodbridge made the decision to cease all activities at Carolina Oak. In the fourth quarter of 2009, the inventory of real estate at Carolina Oak was reviewed for impairment and a $16.7 million impairment charge was recorded to adjust the carrying amount of Carolina Oak’s inventory to its fair value of $10.8 million.

Woodbridge was the obligor under a $37.2 million loan collateralized by the Carolina Oak property. During 2009, the lender declared the loan to be in default and filed an action for foreclosure. On April 26, 2011, a settlement agreement was entered into to resolve the disputes and litigation relating to the loan. Under the terms of the settlement agreement, (i) Woodbridge paid $2.5 million to the note holder, (ii) Carolina Oak conveyed to the note holder the real property securing the loan and (iii) the note holder agreed not to pursue certain remedies, including a deficiency judgment, and after the expiration of an agreed-upon time period, to fully release Woodbridge and Carolina Oak, in each case subject to certain conditions. In accordance with applicable accounting guidance, the Company recorded a deferred gain on debt settlement of $29.9 million in its consolidated statement of financial condition as of December 31, 2011. The deferred gain will be recognized into income at the earlier of the conclusion of a foreclosure proceeding or April 25, 2012.

Bluegreen

Bluegreen has outstanding borrowings with various financial institutions and other lenders, which have been used to finance the acquisition and development of Bluegreen’s inventory and to fund operations.

RFA AD&C Facility. This facility was used to finance the acquisition and development of certain of Bluegreen’s resorts and currently has one outstanding project loan, which is collateralized by its Bluegreen Club 36 TM resort in Las Vegas, Nevada (the “Club 36 Loan”). The maturity date for the Club 36 Loan is June 30, 2012. Principal payments are effected through agreed-upon release prices as timeshare interests in the Club 36 resort that serve as collateral under the facility are sold, subject to periodic minimum required amortization. As of December 31, 2011, Bluegreen had no availability under this facility. Indebtedness under the facility bears interest at the 30-day LIBOR plus 4.50% (4.80% as of December 31, 2011). During 2011, Bluegreen repaid $30.6 million of the outstanding balance under this facility, including the repayment in full of a loan collateralized by its Fountains Resort in Orlando, Florida.

H4BG Communities Facility. The H4BG Communities Facility is secured by the real property homesites (and personal property related thereto) at the following Bluegreen Communities projects: Havenwood at Hunter’s Crossing (New Braunfels, Texas); The Bridges at Preston Crossings (Grayson County, Texas); King Oaks (College Station, Texas); Vintage Oaks at the Vineyard (New Braunfels, Texas); and Sanctuary Cove at St. Andrews Sound (Waverly, Georgia). In addition, the H4BG Communities Facility is secured by the following golf courses: The Bridges at Preston Crossings (Grayson County, Texas) and Sanctuary Cove (Waverly, Georgia).

Principal payments are effected through agreed-upon release prices as real estate collateralizing the H4BG Communities Facility is sold, subject to minimum required amortization. The interest rate on the H4BG Communities Facility is the Prime Rate plus 2.0%, subject to the following floors: (1) 8.0% until the balance of the loan is less than or equal to $20 million, and (2) 6.0% thereafter. As the outstanding balance was approximately $23.9 million as of December 31, 2011, the interest rate under the facility as of December 31, 2011 was 8.0%. The H4BG Communities Facility also requires that a fee of $2.0 million be paid to the lender upon the maturity of the facility. During 2011, Bluegreen repaid $7.0 million of the outstanding balance under this facility.

The facility is scheduled to mature on December 31, 2012, however, if the assets that secure the facility are sold prior to the scheduled maturity date, the facility will mature upon the sale of the assets and the $2.0 million fee described above will also be due at that time. The assets to be sold under the Purchase and Sale Agreement with Southstar include the assets pledged as collateral under this facility.

Wells Fargo Term Loan. On April 30, 2010, Bluegreen entered into a definitive agreement with Wells Fargo, which amended, restated and consolidated its then existing notes payable and line-of-credit with Wachovia Bank, N.A. into a single term loan with Wells Fargo (the “Wells Fargo Term Loan”). The notes payable and line-of-credit which were consolidated into the Wells Fargo Term Loan had a total outstanding balance of $36.4 million as of April 30, 2010. Under the terms of the agreement, principal payments are effected through agreed-upon release prices as real estate collateralizing the Wells Fargo Term Loan is sold, subject to minimum required amortization. In addition to the resort projects previously pledged as collateral for the various notes payable to Wachovia, Bluegreen pledged additional timeshare interests, resorts real estate, and the residual interests in certain of its sold VOI notes receivable as collateral for the Wells Fargo Term Loan. As required by the terms of the Wells Fargo Term Loan, Wells Fargo received, as additional collateral, the residual interest in a term securitization transaction Bluegreen completed in December 2010. The Wells Fargo Term Loan bears interest at the 30-day LIBOR plus 6.87% (7.17% as of December 31, 2011) and was originally scheduled to mature in April 2012. In February 2012, the facility was amended to extend the maturity date to June 2012 and requires four monthly installment payments of $4.5 million beginning March 2012. If the proposed merger with BFC should close prior to the scheduled maturity, all amounts outstanding under the Wells Fargo Term Loan shall be due and payable.

During 2011, Bluegreen repaid $10.9 million on this facility.

Foundation Capital. In 2010, in two separate transactions, Bluegreen acquired Paradise Point Resort and a 109-acre development parcel, both located in close proximity to the existing Wilderness Club at Big Cedar. A portion of each of the acquisitions was financed with a separate note payable to Foundation Capital Resources, Inc (“Foundation Capital”), with both notes totaling $13.2 million. Both notes payable to Foundation Capital have maturities of five years (the note underlying the 109-acre parcel purchase has a two-year extension provision subject to certain conditions) and bear interest at a rate of 8% for three years, which then adjusts to the lower of Prime plus 4.75% or the lender specified rate, not to exceed 9%. Repayments of the notes will be based upon release payments from future sales of VOIs located on the underlying properties, subject to minimum payments stipulated in the agreements. During 2011 Bluegreen repaid $0.3 million of the outstanding balance.

Textron AD&C Facility. Bluegreen had a master acquisition, development and construction facility loan agreement (the “Textron AD&C Facility”) with Textron Financial Corporation (“Textron”). The Textron AD&C Facility was used for resort acquisition and development activities. Interest on the Textron AD&C Facility is equal to the Prime Rate plus 1.25% - 1.50% (4.75% as of December 31, 2011) and is due monthly. The advance period under the Textron AD&C Facility has expired.

The entire outstanding balance under the Textron AD&C facility as of December 31, 2011 of $3.9 million relates to the sub-loan used for the acquisition of Bluegreen’s Atlantic Palace Resort in Atlantic City, New Jersey (the “Atlantic Palace Sub-Loan”). Interest on the Atlantic Palace sub-loan is equal to the Prime Rate plus 1.50% and is due monthly. Bluegreen pays Textron principal payments as it sells timeshare interests that collateralize the Atlantic Palace Sub-Loan, subject to periodic minimum required principal amortization. The final maturity of outstanding borrowings under the Atlantic Palace Sub-Loan is April 2013.

During 2011, Bluegreen repaid $5.4 million under this facility.

Fifth Third Bank Note Payable. In April 2008, Bluegreen purchased a building in Myrtle Beach, South Carolina. The purchase price was $4.8 million, of which $3.4 million was financed by a note payable to Fifth Third Bank. Principal and interest on amounts outstanding under the note are payable monthly through maturity in April 2023. The interest rate under the note equals the 30-day LIBOR plus 3.00% (3.30% as of December 31, 2011). During 2011, Bluegreen repaid $0.2 million under this note.

Bank Atlantic

In October 2002, BankAtlantic issued $22 million of floating rate subordinated debentures due in November 2012. The subordinated debentures pay interest quarterly at an interest rate of LIBOR plus 3.45% and are currently redeemable at a price based upon then-prevailing market interest rates. The subordinated debentures were issued by BankAtlantic in a private transaction as part of a larger pooled securities offering. The subordinated debentures qualify for inclusion in BankAtlantic’s total risk based capital. Upon maturity in November 2012, the subordinated debentures will no longer be included in BankAtlantic’s total risk-based capital amount or ratio resulting in a $22 million decline in risk-based capital and a 95 basis point reduction in the total risk-based capital ratio based on total risk-weighted assets as of December 31, 2011.

Junior Subordinated Debentures

Junior subordinated debentures outstanding at December 31, 2011 and 2010 were as follows (in thousands):

		December 31,		Interest Rate (1)	Maturity Date	Beginning Optional Redemption Date
		2011	2010
Junior Subordinated Debentures	Issue Date	Outstanding Amount	Outstanding Amount
Levitt Capital Trust I (“LCT I”)	03/15/2005	$23,196	23,196	LIBOR+3.85%	03/01/2035	3/15/2010
Levitt Capital Trust II (“LCT II”)	05/04/2005	30,928	30,928	LIBOR+3.80%	06/30/2035	06/30/2010
Levitt Capital Trust III (“LCT III”)	06/01/2006	15,464	15,464	LIBOR+3.80%	06/30/2036	06/30/2011
Levitt Capital Trust IV (“LCTIV”)	07/18/2006	15,464	15,464	LIBOR+3.80%	09/30/2036	09/30/2011

Total Woodbridge Holdings		85,052	85,052

Bluegreen Statutory Trust I	03/15/2005	23,196	23,196	LIBOR +4.9%	3/30/2035	03/30/2010
Bluegreen Statutory Trust II	05/04/2005	25,774	25,774	LIBOR 4.85%	7/30/2035	07/30/2010
Bluegreen Statutory Trust III	05/10/2005	10,310	10,310	LIBOR+4.85%	7/30/2035	07/30/2010
Bluegreen Statutory Trust IV	04/24/2006	15,464	15,464	LIBOR+4.85%	6/30/2036	06/30/2011
Bluegreen Statutory Trust V	07/21/2006	15,464	15,464	LIBOR+4.85%	9/30/2036	09/30/2011
Bluegreen Statutory Trust VI	02/26/2007	20,619	20,619	LIBOR+4.80%	4/30/2037	04/30/2012

Total Bluegreen Corporation		110,827	110,827

BBX Capital Trust I(A)	6/26/2007	27,399	26,918	LIBOR + 1.45%	9/15/2037	9/15/2012
BBX Capital Trust II(A)	9/20/2007	5,488	5,389	LIBOR + 1.50%	12/15/2037	12/15/2012
BBX Capital Trust II	3/5/2002	73,473	67,546	8.5%	3/31/2032	3/31/2007
BBC Capital Trust III	6/26/2002	29,058	27,978	LIBOR + 3.45%	6/26/2032	6/26/2007
BBC Capital Trust IV	9/26/2002	29,014	27,950	LIBOR + 3.40%	9/26/2032	9/26/2007
BBC Capital Trust V	9/27/2002	11,606	11,180	LIBOR + 3.40%	9/30/2032	9/27/2007
BBC Capital Trust VI	12/10/2002	17,367	16,737	LIBOR + 3.35%	12/10/2032	12/10/2007
BBC Capital Trust VII	12/19/2002	28,884	27,866	LIBOR + 3.25%	12/26/2032	12/19/2007
BBC Capital Trust VIII	12/19/2002	17,194	16,575	LIBOR + 3.35%	1/7/2033	12/19/2007
BBC Capital Trust IX	12/19/2002	11,463	11,051	LIBOR + 3.35%	1/7/2033	12/19/2007
BBC Capital Trust X	3/26/2003	57,593	55,620	LIBOR + 3.15%	3/26/2033	3/26/2008
BBC Capital Trust XI	4/10/2003	11,429	11,029	LIBOR + 3.25%	4/24/2033	4/24/2008
BBC Capital Trust XII	3/27/2003	17,146	16,546	LIBOR + 3.25%	4/7/2033	4/7/2008

Total BankAtlantic Bancorp (2)		337,114	322,385

Purchase accounting		(55,677)	(56,696)

Total		$477,316	461,568

(1)	LIBOR interest rates are indexed to three-month LIBOR and adjust quarterly.
(2)	Included in the outstanding balances at December 31, 2011 and 2010 was $42.9 million and $28.2 million, respectively, of deferred interest. Interest can be deferred for 20 consecutive quarters with the entire amount of deferred interest due at the end of the deferral period. As of December 31, 2011, BankAtlantic Bancorp had deferred interest payments for 12 consecutive quarters. BankAtlantic Bancorp may end the deferral by paying all accrued and unpaid interest.

These business trusts are variable interest entities in which Woodbridge, Bluegreen and BankAtlantic Bancorp are not the primary beneficiaries as defined by the accounting guidance for the consolidation of variable interest entities. Accordingly, the Company and its subsidiaries do not consolidate the operations of these business trusts; instead, they are accounted for under the equity method of accounting.

Woodbridge Junior Subordinated Debentures

Woodbridge formed four statutory business trusts which issued trust preferred securities to third parties and trust common securities to Woodbridge and used the proceeds to purchase an identical amount of junior subordinated debentures from Woodbridge. Interest on the junior subordinated debentures and distributions on these trust preferred securities are payable quarterly in arrears at the floating rates specified in the above table until the corresponding scheduled maturity date. The trust preferred securities are subject to mandatory redemption, in whole or in part, upon repayment of the junior subordinated debentures at maturity or their earlier redemption. The junior subordinated debentures are redeemable, in whole or in part, at Woodbridge’s option at any time after five years from the issue date or sooner following certain specified events.

Bluegreen Junior Subordinated Debentures

Bluegreen formed statutory business trusts, each of which issued trust preferred securities as part of a larger pooled trust securities offering which was not registered under the Securities Act of 1933 and invested the proceeds thereof in its junior subordinated debentures from Bluegreen. The trusts are variable interest entities in which Bluegreen is not the primary beneficiary as defined by the accounting guidance for the consolidation of variable interest entities. Accordingly, Bluegreen does not consolidate the operations of the trusts; instead, the trusts are accounted for under the equity method of accounting. Bluegreen’s maximum exposure to loss as a result of its involvement with the trusts is limited to the carrying amount of its equity method investment. Interest on the junior subordinated debentures and distributions on the trust preferred securities are payable quarterly in arrears at the same interest rate. Distributions on the trust preferred securities are cumulative and based upon the liquidation value of the trust preferred security. The trust preferred securities are subject to mandatory redemption, in whole or in part, upon repayment of the junior subordinated debentures at maturity or their earlier redemption. The junior subordinated debentures are redeemable in whole or in part at Bluegreen’s option at any time after five years from the issue date or sooner following certain specified events. In addition, Bluegreen made an initial equity contribution to each Trust in exchange for its common securities, all of which are owned by Bluegreen, and those proceeds were also used to by the applicable trust to purchase an identical amount of junior subordinated debentures from Bluegreen. The terms of each trust’s common securities are nearly identical to the trust preferred securities.

BankAtlantic Bancorp Junior Subordinated Debentures

BankAtlantic Bancorp Parent Company has formed thirteen statutory business trusts (“Trusts”) for the purpose of issuing Trust Preferred Securities (“trust preferred securities”) and investing the proceeds thereof in junior subordinated debentures of BankAtlantic Bancorp Parent Company. The Trusts used the proceeds from issuing trust preferred securities and the issuance of its common securities to BankAtlantic Bancorp Parent Company to purchase junior subordinated debentures from BankAtlantic Bancorp Parent Company. Interest on the junior subordinated debentures and distributions on the trust preferred securities are payable quarterly in arrears. Distributions on the trust preferred securities are cumulative and are based upon the liquidation value of the trust preferred security. BankAtlantic Bancorp Parent Company has the right, at any time, as long as there are no continuing events of default, to defer payments of interest on the junior subordinated debentures for a period not exceeding 20 consecutive quarters; but not beyond the stated maturity of the junior subordinated debentures. If the deferred interest is not paid at the next payment date after the 20th consecutive quarterly deferral, BankAtlantic Bancorp would be in default of the indenture and all principal and interest of the junior subordinated debentures could be accelerated and become immediately due and payable. Beginning in February and March 2009, BankAtlantic Bancorp notified the trustees of the junior subordinated debentures that it has elected to defer interest payments for the next regularly scheduled quarterly interest payment dates and BankAtlantic Bancorp Parent Company has continued to elect to defer interest payments for each subsequent quarterly interest payment date. BankAtlantic Bancorp Parent Company has the ability under the junior subordinated debentures to continue to defer interest payments through ongoing, appropriate notices to each of the trustees, and make a decision each quarter as to whether to continue the deferral of interest. BankAtlantic Bancorp Parent Company expects to continue to defer interest payments on the junior subordinated debentures for the foreseeable future. During the deferral period, interest will continue to accrue on the junior subordinated debentures at the stated coupon rate, including on the deferred interest, and BankAtlantic Bancorp Parent Company will continue to record the interest expense associated with the junior subordinated debentures. During the deferral period, BankAtlantic Bancorp Parent Company may not, among other things and with limited exceptions, pay cash dividends on or repurchase its common stock nor make any payment on outstanding debt obligations that rank equally with or junior to the junior subordinated debentures. BankAtlantic Bancorp Parent Company may end the deferral by paying all accrued and unpaid interest. Deferred interest on junior subordinated debentures was $42.9 million as of December 31, 2011 as BankAtlantic Bancorp Parent Company elected to defer interest during each quarter in the three year period ended December 31, 2011.

The trust preferred securities are subject to mandatory redemption, in whole or in part, upon repayment of the junior subordinated debentures at maturity or their earlier redemption. BankAtlantic Bancorp Parent Company has the right to redeem the junior subordinated debentures after five years from issuance and in some instances sooner. The redemption of the subordinated debentures is subject to BankAtlantic Bancorp Parent Company having received regulatory approval, if required under applicable capital guidelines or regulatory policies.

BankAtlantic Bancorp Indentures

The indentures relating to all junior subordinated debentures contain certain customary covenants found in indentures under the Trust Indenture Act, including covenants with respect to the payment of principal and interest, maintenance of an office or agency for administering the debentures, holding of funds for payments on the debentures in trust, payment by BankAtlantic Bancorp of taxes and other claims, maintenance by BankAtlantic Bancorp of its properties and its corporate existence and delivery of annual certifications to the trustee.

Income Taxes	12 Months Ended
Dec. 31, 2011
Income Taxes [Abstract]
Income Taxes
21.	Income Taxes

The provision (benefit) for income taxes consisted of (in thousands):

	For the Years Ended December 31,
	2011	2010	2009
Continuing operations:
Current:
Federal	$4,901	3,215	(67,213)
State	1,379	1,936	—

	6,280	5,151	(67,213)

Deferred:
Federal	19,130	9,057	1,031
State	(4,453)	(4,993)	(1,318)

	14,677	4,064	(287)

Provision (benefit) for income taxes	$20,957	9,215	(67,500)

The Company’s actual provision (benefit) for income taxes from continuing operations differs from the expected Federal income tax provision as follows (dollars in thousands):

	For the Years Ended December 31,
	2011(1)		2010(1)		2009(1)
Income tax provision (benefit) at expected federal income tax rate of 35%	$15,623	35.00%	(51,093)	(35.00)%	(49,750)	(35.00)%
Increase (decrease) resulting from:
Benefit for state taxes, net of federal effect	(959)	(2.15)	(4,378)	(3.00)	(13,566)	(9.54)
Taxes related to subsidiaries not consolidated for income tax purposes	(3,844)	(8.61)	(3,496)	(2.39)	2,537	1.78
Gain on bargain purchase of Bluegreen	—	—	—	—	(63,997)	(45.02)
Increase in valuation allowance	260	0.58	64,671	44.30	42,776	30.09
Gain on Levitt and Sons settlement	6,308	14.13	4,031	2.76	10,182	7.16
Goodwill impairment adjustment	—	—	—	—	4,361	3.07
Tax credits	84	0.19	127	0.09	(148)	(0.10)
Tax-exempt interest income	(259)	(0.58)	(160)	(0.11)	(3)	—
Other – net	3,744	8.39	(487)	(0.33)	108	0.08

Provision (benefit) for income taxes	$20,957	46.95%	9,215	6.32%	(67,500)	(47.48)%

(1)	Expected tax is computed based upon income (loss) from continuing operations before noncontrolling interests.

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and tax liabilities were (in thousands):

	December 31,
	2011	2010	2009
Deferred tax assets:
Allowance for loan losses, REO, tax certificate losses and write-downs for financial statement purposes	$73,334	82,076	66,846
Federal and State NOL and tax credit carryforward	389,892	394,100	284,784
Capital loss carryover	2,978	2,978	2,978
Investment in Levitt and Sons	—	—	33,082
Real estate inventory capitalized costs for tax purposes in excess of amounts capitalized for financial statement purposes	4,931	4,979	82,479
Real estate valuation	82,176	90,936	49,259
Accumulated other comprehensive loss, net	6,177	1,278	2,409
Share based compensation	8,320	10,862	9,164
Income recognized for tax purposes and deferred for financial statement purposes	11,225	6,845	10,334
Investment in securities	176	820	825
Investment in unconsolidated affiliates	828	828	828
Property and equipment	6,378	5,081	4,611
Purchase accounting adjustments for bank acquisitions	962	507	—
Other	10,481	18,360	21,562

Total gross deferred tax assets	598,028	619,650	569,161
Valuation allowance	(388,350)	(384,818)	(318,306)

Total deferred tax assets	209,678	234,832	250,855

Deferred tax liabilities:
Installment sales treatment of notes	182,120	213,153	224,941
Intangible assets	24,200	24,593	23,355
Junior subordinate notes	21,654	21,869	20,979
Deferred loan income	1,720	1,674	1,188
Prepaid pension expense	4,617	1,630	1,852
Other	12	576	3,745

Total gross deferred tax liabilities	234,323	263,495	276,060

Net deferred tax liability	(24,645)	(28,663)	(25,205)
Less net deferred tax liability at beginning of period	28,663	25,205	—
Acquisition of Bluegreen	—	—	24,029
Effect of a change in accounting principle	—	—	86
Adoption of ASU 2009-16 and 17	—	1,781	—
Net change in deferred tax assets attributable to capital transactions	333	—	—
Reduction in deferred tax valuation allowance for continuing operations	—	1,311	2,777

Benefit (provision) for deferred income taxes	4,351	(366)	1,687
Less: Provision (benefit) for deferred income taxes - discontinued operations	(19,028)	(3,698)	(1,400)

Benefit (provision) for deferred income taxes - continuing operations	$(14,677)	(4,064)	287

Activity in the deferred tax asset valuation allowance was (in thousands):

	For the Years Ended December 31,
	2011	2010	2009
Balance, beginning of period	$384,818	318,306	272,765
Increase in deferred tax valuation allowance	260	64,671	42,776
Increase in deferred tax valuation allowance- Discontinued operations	1,841	1,595	8,115
Other comprehensive income (loss)	2,971	841	792
Deconsolidation of subsidiary	(3,467)	—	—
Acquisition of control of Bluegreen	—	—	(4,704)
Increase (decrease) in deferred tax allowance – paid in capital	1,927	(595)	(1,438)

Balance, end of period	$388,350	384,818	318,306

Generally, the amount of tax expense or benefit allocated to continuing operations is determined without regard to the tax effects of other categories of income or loss, such as other comprehensive income. However, an exception to the general rule is provided when, in the presence of a valuation allowance against deferred tax assets, there is a pretax loss from continuing operations and pretax income from other categories. In such instances, income from other categories must offset the current loss from operations, the tax benefit of such offset being reflected in continuing operations. In 2010, BFC reduced its deferred tax valuation allowance from continuing operations by $1.3 million, to reflect the future taxable income associated with BFC’s unrealized gains in accumulated other comprehensive income. In 2009, the Company reduced its deferred tax valuation allowance from continuing operations by $2.8 million, of which approximately $2.3 million was attributed to BankAtlantic Bancorp and the balance was attributed to BFC to reflect the future taxable income associated with unrealized gains in accumulated other comprehensive income.

BFC and its subsidiaries evaluate their deferred tax assets to determine if valuation allowances are required. In the evaluation, management considers net operating loss carry-back availability, expectations of sufficient future taxable income, trends in earnings, existence of taxable income in recent years, the future reversal of temporary differences, and available tax planning strategies that could be implemented, if required. Valuation allowances are established based on the consideration of all available evidence using a more likely than not standard. Based on evaluations, deferred tax valuation allowances of $0.3 million, $64.7 million and $42.8 million were established for the years ended December 31, 2011, 2010 and 2009, respectively.

The deferred tax asset valuation allowance will be reversed if and when it becomes more likely than not that BFC and its subsidiaries will generate sufficient taxable income in the future to utilize the tax benefits of the related deferred tax assets. The majority of the benefits of the net deferred tax assets can be carried forward for 20 years and applied to offset future taxable income.

In November 2009, the Workers, Homeownership, and Business Assistance Act of 2009 was enacted. The act extended the net operating loss (“NOL”) carry-back period from two years to up to five years for the 2008 or the 2009 tax years. Included in the Company’s consolidated statements of operations for the year ended December 31, 2009 was a $31.8 million benefit for income taxes resulting from BankAtlantic Bancorp’s election to carry-back its 2009 NOLs for five years. Also included in the Company’s consolidated statements of financial condition at December 31, 2010 are current income tax receivables of $10.8 million resulting from Woodbridge’s election to carryback its 2008 NOLs for five years. We have received approximately $29.2 million of tax refunds in 2010 and received an additional $10.8 million in 2011. Under the terms of the Settlement Agreement entered into with the Joint Committee of Unsecured Creditors in the Chapter 11 Cases, we agreed to share with the Debtors’ Estate a portion of the tax refund attributable to periods prior to the filing of the Chapter 11 Cases. Accordingly, a liability of $11.7 million, which is the amount of the tax refund received by us estimated to be paid to the Debtors’ Estate under the Settlement Agreement, was established. At December 31, 2011, the $11.7 million portion of the tax refund to be paid to the Debtors’ Estate was received and placed in an escrow account. The $11.7 million amount is included as restricted cash in the Company’s Consolidated Statement of Financial Condition.

On January 1, 2007, the Company adopted the accounting guidance on uncertain income tax positions (ASC 740). These cumulative-effect adjustments represent the difference between the amount of tax benefits required to be recognized based on the application of ASC 740 and the amount of tax benefits recognized prior to the application of ASC 740. A reconciliation of the beginning and ending amount of unrecognized tax benefits was as follows (in thousands):

	For the Years Ended December 31,
	2011	2010	2009
Balance as of beginning of period	$2,366	2,583	2,571
Additions based on tax positions related to current year	—	—	284
Lapse of Statute of Limitations	(2,366)	—	—
Reductions of tax positions for prior years	—	(217)	(272)

Balance as of end of period	$—	2,366	2,583

BFC and its wholly-owned subsidiaries file consolidated U.S. federal and Florida income tax returns. BFC and its subsidiaries file separate state income tax returns for each jurisdiction, other than Florida. Subsidiaries in which BFC owns less than 80% of the outstanding equity are not included in BFC’s consolidated U.S. federal or Florida income tax return. Upon consummation of the merger with Woodbridge on September 21, 2009, Woodbridge became a wholly-owned subsidiary of BFC and its activities are included in the Company’s U.S. Federal and Florida consolidated tax return from the date of the merger. Prior to the merger, Woodbridge was not included in the Company’s consolidated tax return. BFC’s deferred tax assets and liabilities, including net operating loss carryforwards, are specific to BFC and may currently not be utilized by BankAtlantic Bancorp or Bluegreen.

At December 31, 2011, BFC (excluding BankAtlantic Bancorp, pre-merger Woodbridge and Bluegreen) had estimated state and federal net operating loss carryforwards of approximately $277.4 million (which expire from 2012 through 2031). A full valuation allowance was established for these NOLs. BFC’s NOL carryforwards include approximately $12.3 million that are attributed to the exercise of stock options, and the tax benefits will be recognized in the financial statements until such deductions are utilized to reduce taxes payable. As a result of BFC’s merger with Woodbridge in September 2009, BFC experienced a “change of ownership” as that term is defined in the Internal Revenue Code. This change of ownership resulted in a significant limitation of the amount of BFC’s pre-merger net operating losses that can be utilized by BFC annually. Of the total net operating loss carryforwards, approximately $81.2 million were generated by BFC prior to the merger with Woodbridge. However, Woodbridge’s pre-merger NOL’s are available to be used by BFC and are not subject to this limitation.

As of September 21, 2009, the date on which its merger with BFC was consummated, Woodbridge had U.S. federal and Florida NOL carryforwards of approximately $105.3 million and $211.0 million, respectively, which expire from 2026 through 2028. Woodbridge had established a valuation allowance for its entire deferred tax assets, net of the deferred tax liabilities.

Prior to the merger, Woodbridge was subject to U.S. federal income tax as well as to income tax in multiple state jurisdictions. Woodbridge is no longer subject to U.S. federal or state and local income tax examinations by tax authorities for tax years before 2005. In April 2010, both BankAtlantic Bancorp and Woodbridge were notified by the IRS that it would examine the 2009 and 2008 tax refund claims. Both examinations were concluded in 2011 with no changes.

On September 21, 2009, BFC adopted the rights agreement described in Note 27 in an attempt to protect our ability to use available NOLs to offset future taxable income.

Bluegreen and its subsidiaries file income tax returns in the U.S. federal jurisdiction and various states and foreign jurisdictions. With certain exceptions, Bluegreen is no longer subject to U.S. federal, state and local, or non-U.S. income tax examinations by tax authorities for years before 2007. As of December 31, 2011, Bluegreen has U.S. federal NOL carryforwards of approximately $71.4 million, which expire at various periods from 2024 through 2031, and alternative minimum tax credit carryforwards of $42.6 million, which never expire. Additionally, as of December 31, 2011, Bluegreen had state operating loss carryforwards of approximately $419.8 million, which expire beginning in 2012 through 2031.

In 2010, Bluegreen received notice from the State of Minnesota that one of its subsidiary’s tax returns for the years ended December 31, 2006 through 2008 was selected for audit. The audit field work has not yet been scheduled. While there is no assurance as to the results of the audit, Bluegreen does not currently anticipate any material adjustments in connection with this examination.

In August 2011, Bluegreen received notice from the North Carolina Department of Revenue that Bluegreen’s Income/Franchise Tax Returns for the years ended December 31, 2007 through 2009 were selected for audit. The field work for this audit was completed in October 2011. While there is no assurance as to the results of the audit, Bluegreen does not currently anticipate any material adjustments in connection with this examination.

During 2011, Bluegreen received notice from the States of Alabama, Indiana, Minnesota and Wisconsin that it and several of their subsidiary’s tax returns were selected for audit. The audit field work for any of these examinations have yet to be scheduled. While there is no assurance as to the results of these audits, Bluegreen does not currently anticipate any material adjustments in connection with these examinations.

Prior to 2011, BankAtlantic Bancorp and its subsidiaries filed a consolidated federal income tax return but separate state income tax returns. Starting in 2011, BankAtlantic Bancorp and its subsidiaries will file a consolidated Florida income tax return.

As of December 31, 2011, BankAtlantic Bancorp’s has federal NOL carryforwards of approximately $356.0 million which expire from 2028 through 2031. BankAtlantic Bancorp’s federal tax credit carryforwards were $2.1 million at December 31, 2011 and expire from 2025 through 2029. BankAtlantic Bancorp’s state NOL carryforwards were $780.5 million as of December 31, 2011 and expire from 2016 through 2031.

Prior to December 31, 1996, BankAtlantic was permitted to deduct from taxable income an allowance for bad debts which was in excess of the provision for such losses charged to income. Accordingly, at December 31, 2011, BankAtlantic Bancorp had $21.5 million of excess allowance for bad debts for which no provision for income tax has been provided. If, in the future, this portion of retained earnings is distributed, or BankAtlantic no longer qualifies as a bank for tax purposes, federal income tax of $7.5 million would be realized.

BankAtlantic Bancorp’s is no longer subject to U.S. federal or state and local income tax examinations by tax authorities for tax years before 2005. There were no income tax filings under examination as of December 31, 2011.

Restructuring Charges and Exit Activities	12 Months Ended
Dec. 31, 2011
Restructuring Charges and Exit Activities [Abstract]
Restructuring Charges and Exit Activities
22.	Restructuring Charges and Exit Activities

Restructuring charges and exit activities include employee termination costs, lease contracts executed for branch expansion and real estate acquired for branch expansion. The following table provides information regarding liabilities associated with restructuring charges and exit activities (in thousands):

	Severance Liability	Contract Liability	Total
Balance at December 31, 2008	$300	2,166	2,466
Bluegreen Balance at November 16, 2009	—	2,099	2,099
Expenses incurred	3,424	2,376	5,800
Amounts paid or amortized	(2,600)	(996)	(3,596)

Balance at December 31, 2009	1,124	5,645	6,769
Expenses incurred	4,834	3,586	8,420
Amounts paid or amortized	(3,039)	(2,591)	(5,630)

Balance at December 31, 2010	2,919	6,640	9,559
Expenses recovered	(192)	(1,093)	(1,285)
Amounts paid or amortized	(2,721)	(3,249)	(5,970)

Balance at December 31, 2011	$6	2,298	2,304

Severance Liability

The 2010 and 2009 severance expenses were primarily attributable to BankAtlantic Bancorp’s reduction in workforce primarily in the community banking and commercial lending business units. For the year ended December 31, 2010 and 2009, BankAtlantic Bancorp incurred approximately $4.0 million and $2.0 million, respectively, in severance benefits. In 2011, 2010, and 2009, BankAtlantic Bancorp paid approximately $2.2 million, $1.5 million and $2.2 million, respectively, in severance benefits.

In addition, for the year ended December 31, 2010 and 2009, BFC incurred approximately $863,000 and $1.4 million, respectively in severance expenses primarily associated with a reduction in workforce at Core Communities, Woodbridge and BFC’s shared service operations. In 2011, 2010 and 2009, approximately $0.5 million, $1.5 million and $0.4 million, respectively, was paid related to BFC’s severance liability.

Contract and Lease Termination

At December 31, 2011, 2010 and 2009, BankAtlantic Bancorp contract and lease termination liability was approximately $1.8 million, $5.9 million and $3.7 million, respectively. During the years ended December 31, 2010 and 2009, BankAtlantic Bancorp incurred expenses of approximately $3.6 million and $2.2 million, respectively, in lease termination. During the year ended December 31, 2011 approximately $1.2 million was recovered in lease termination. Beginning in December 2007, BankAtlantic decided to sell certain properties that it had acquired for its future store expansion program and to terminate or sublease certain back-office operating leases.

During 2011, in connection with its restructuring obligations, Bluegreen made cash payments of approximately $0.3 million related to lease terminations. As of December 31, 2011, Bluegreen’s remaining restructuring liability related entirely to lease termination obligations was $0.5 million.

Commitments and Contingencies	12 Months Ended
Dec. 31, 2011
Commitments and Contingencies [Abstract]
Commitments and Contingencies
23.	Commitments and Contingencies

The Company (including its subsidiaries) is a lessee under various operating leases for real estate and equipment extending to the year 2072. At December 31, 2011, the approximate minimum future rental payments under such leases, including leases related to our discontinued operations, for the periods shown are (in thousands):

Year Ending December 31,	Amount
2012	$11,972
2013	11,042
2014	9,617
2015	9,037
2016	8,406
Thereafter	46,522

Total	$96,596

The Company and its subsidiaries incurred rent expense, including rent expense related to our discontinued operations, for the periods shown (in thousands):

	For the Years Ended December 31,
	2011	2010	2009
Rental expense for premises and equipment	$19,945	$22,466	$14,388

BFC and its Wholly Owned Subsidiaries

At June 30, 2009, a wholly-owned subsidiary of BFC/CCC, Inc. (“BFC/CCC”) had a 10% interest in a limited partnership as a non-managing general partner. The partnership owns an office building located in Boca Raton, Florida. In connection with the purchase of the office building in March 2006, BFC/CCC guaranteed repayment of a portion of the non-recourse loan on the property on a joint and several basis with the managing general partner. BFC/CCC’s maximum exposure under this guarantee agreement is $2.0 million (which is shared on a joint and several basis with the managing general partner). In July 2009, BFC/CCC’s wholly-owned subsidiary withdrew as a partner of the limited partnership and transferred its 10% interest to another unaffiliated partner. In return, the partner to whom this interest was assigned agreed to use its reasonable best efforts to obtain the release of BFC/CCC from the guarantee. The partner was unable to secure such a release and that partner has agreed to indemnify BFC/CCC for any losses that may arise under the guarantee after the date of the assignment. There are no carrying amounts on our financial statements at December 31, 2011 or 2010 for this partnership, including the guarantee.

A wholly-owned subsidiary of BFC/CCC had a 10% interest in a limited liability company that owned two commercial properties in Hillsborough County, Florida. In connection with the purchase of the commercial properties in November 2006, BFC and the unaffiliated member of the limited liability company each guaranteed the payment of up to a maximum of $5.0 million for certain environmental indemnities and specific obligations that were not related to the financial performance of the properties. BFC and the unaffiliated member also entered into a cross indemnification agreement which limited BFC’s obligations under the guarantee to acts of BFC and its affiliates. On March 25, 2011, the limited liability company reached a settlement with its lender, pursuant to which it conveyed the commercial properties securing the loan via a deed in lieu of foreclosure. BFC and BFC/CCC’s wholly-owned subsidiary were released from all obligations and guarantees related to the two commercial properties. During the first quarter of 2011, BFC recognized the negative basis of its investment of approximately $1.3 million which is included in equity in earnings from unconsolidated affiliates in the Company’s consolidated statements of operations for the year ended December 31, 2011.

A wholly-owned subsidiary of BFC/CCC has a 50% limited partner interest in a limited partnership that has a 10% interest in a limited liability company that owns an office building in Tampa, Florida. At December 31, 2011 and 2010, the carrying amount of this investment was approximately $283,000 and $282,000, respectively, which is included in investments in unconsolidated affiliates in the Company’s Consolidated Statements of Financial Condition. In connection with the purchase of the office building by the limited liability company in June 2007, BFC guaranteed the payment of certain environmental indemnities and specific obligations that are not related to the financial performance of the asset up to a maximum of $15.0 million, or $25.0 million in the event of any petition or involuntary proceeding under the U.S. Bankruptcy Code or similar state insolvency laws or in the event of any transfer of interests not in accordance with the loan documents. BFC and the unaffiliated members also entered into a cross indemnification agreement which limits BFC’s obligations under the guarantee to acts of BFC and its affiliates. No amounts are recorded in the Company’s financial statements for the obligations associated with this guarantee based on the potential indemnification by the unaffiliated members and the limit of the specific obligations to non-financial matters.

Based on current accounting guidance associated with the consolidation of variable interest entities implemented on January 1, 2010, we are not deemed the primary beneficiaries in connection with the above-discussed BFC/CCC investments and do not consolidate these entities into our financial statements. We do not have the power to direct the activities that can significantly impact the performance of these entities.

On February 20, 2009, the Bankruptcy Court presiding over the Chapter 11 Cases entered an order confirming a plan of liquidation jointly proposed by Levitt and Sons and the Official Committee of Unsecured Creditors. That order also approved the settlement pursuant to the settlement agreement that was entered into with the Joint Committee of Unsecured Creditors (the “Settlement Agreement”). No appeal or rehearing of the Bankruptcy Court’s order was filed by any party, and the settlement was consummated on March 3, 2009, at which time payment was made in accordance with the terms and conditions of the settlement agreement as amended. Under cost method accounting, the cost of settlement and the related $52.9 million liability (less $500,000 which was determined as the settlement holdback and remained as an accrual pursuant to the Settlement Agreement) was recognized into income in the first quarter of 2009, resulting in a $40.4 million gain on settlement of investment in subsidiary. Pursuant to the settlement agreement, we agreed to share a percentage of any tax refund attributable to periods prior to the bankruptcy with the Debtors Estate. In the fourth quarter of 2009, we accrued approximately $10.7 million in connection with the portion of the tax refund which may be payable to the Debtors Estate pursuant to the settlement agreement. As a result, the gain on settlement of investment in subsidiary for the year ended December 31, 2009 was reduced to $29.7 million. Additionally, in the second quarter of 2010, we increased the $10.7 million accrual by approximately $1.0 million, representing a portion of an additional tax refund due to a change in Internal Revenue Service (“IRS”) guidance that will likely be required to be paid to the Debtors Estate pursuant to the Settlement Agreement. As of December 31, 2011 and 2010, we have placed into escrow approximately $11.7 million and $8.4 million, respectively, which represents the portion of the tax refund that as of those dates was determined likely to be required to be paid to the Debtors’ Estate under the Settlement Agreement. Those amounts are included as restricted cash in BFC’s consolidated statements of financial condition.

In the ordinary course of business, BFC and its subsidiaries are parties to lawsuits as plaintiff or defendant involving its operations and activities. Reserves are accrued for amounts in which it is probable that a loss will be incurred and the amount of such loss can be reasonably estimated. BFC accrued $4.6 million for pending legal proceedings as of December 31, 2011, all of which related to the Woodbridge appraisal rights litigation described below. BFC believes that it has meritorious defenses in the pending legal actions and that reasonably possible losses arising from these pending legal matters, in excess of the amounts currently accrued, if any, will not have a material impact on BFC’s financial statements. However, due to the significant uncertainties involved in these legal matters, the actual losses which may be incurred by BFC cannot be predicted.

Woodbridge Holdings, LLC v. Prescott Group Aggressive Small Cap Master Fund, G.P., Cede & Co., William J. Maeck, Ravenswood Investments III, L.P., and The Ravenswood Investment Company, Circuit Court, 17th Judicial Circuit, Broward County, Florida.

Under the FBCA, holders of Woodbridge’s Class A Common Stock who did not vote to approve BFC’s merger with Woodbridge and who properly asserted and exercised their appraisal rights with respect to their shares are entitled to receive a cash payment in an amount equal to the fair value of their shares (as determined in accordance with the provisions of the FBCA) in lieu of the shares of BFC’s Class A Common Stock which they would otherwise have been entitled to receive. In accordance with the FBCA, Woodbridge provided written notices and required forms to the dissenting shareholders setting forth, among other things, its determination that the fair value of Woodbridge’s Class A Common Stock immediately prior to the effectiveness of the merger was $1.10 per share. As of December 31, 2011, dissenting shareholders, who collectively held approximately 4.2 million shares of Woodbridge’s Class A Common Stock, have rejected Woodbridge’s offer of $1.10 per share and requested payment for their shares based on their respective fair value estimates of Woodbridge’s Class A Common Stock. In December 2009, BFC recorded a $4.6 million liability with a corresponding reduction to additional paid-in capital representing, in the aggregate, Woodbridge’s offer to the dissenting shareholders. The appraisal rights litigation thereafter commenced and is ongoing. The outcome of the litigation is uncertain and there is no assurance as to the amount of cash that will be required to be paid to the dissenting shareholders, which amount may be greater than the $4.6 million that BFC has accrued.

Robert D. Dance, individually and on behalf of all others similarly situated v. Woodbridge Holdings Corp. (formerly known as Levitt Corp.), Alan B. Levan, and George P. Scanlon, Case No. 08-60111-Civ-Graham/O’Sullivan, Southern District of Florida

On January 25, 2008, plaintiff Robert D. Dance filed a purported class action complaint as a putative purchaser of securities against Woodbridge and certain of its officers and directors, asserting claims under the federal securities law and seeking damages. This action was filed in the United States District Court for the Southern District of Florida and is captioned Dance v. Levitt Corp. et al., No. 08-CV-60111-DLG. The securities litigation purports to be brought on behalf of all purchasers of Woodbridge’s securities beginning on January 31, 2007 and ending on August 14, 2007. The complaint alleges that the defendants violated Sections 10(b) and 20(a) of the Exchange Act and Rule 10b-5 promulgated thereunder by issuing a series of false and/or misleading statements regarding financial results, prospects and condition. An agreement to settle the matter was reached during April 2011 and granted final approval by the presiding court during September 2011. Under the terms of the settlement agreement, Woodbridge agreed to pay a total of $1.95 million to the plaintiffs, which amount is fully insured without participation by BFC. The settlement agreement does not contain any admission of responsibility by Woodbridge or any other of the named defendants.

Westchester Fire Insurance Company vs. City of Brooksville, United States District Court, Middle District of Florida, Tampa Division, Case No. 8:09 CV 00062-T23 TBM

This litigation arose from a dispute regarding liability under two performance bonds for infrastructure issued in connection with a plat issued by the City of Brooksville for a single family housing project that was not commenced. The project had been abandoned by Levitt and Sons prior to its bankruptcy filing as non-viable as a consequence of the economic downturn and, in connection with the Levitt and Sons bankruptcy, the mortgagee, Key Bank, was permitted by agreement to initiate and conclude a foreclosure leading to the acquisition of the property by Key Bank’s subsidiary. The City of Brooksville contended that, notwithstanding that the development had not proceeded and was not likely to proceed at any known time in the future, it was entitled to recover the face amount of the bonds in the approximate amount of $5.4 million. Woodbridge filed a suit for declaratory judgment (in the name of its surety, Westchester) against the City of Brooksville contending that the obligation under the bonds had terminated. In August 2010, Woodbridge was granted a motion for summary judgment. Subsequent to the motion being granted, the municipality appealed the decision. On March 8, 2012, the court of appeals affirmed the district court’s granting of Woodbridge’s motion for summary judgment.

Litigation Regarding the Proposed BFC / Bluegreen Merger

Between November 16, 2011 and February 13, 2012, seven purported class action lawsuits related to the merger were filed against BFC, Bluegreen and the members of Bluegreen’s board of directors. As described below, four of these lawsuits have been consolidated into a single action in Florida. The other three lawsuits, which were filed in Massachusetts, have been stayed. The lawsuits seek to enjoin the merger or, if it is completed, to recover relief as determined by the applicable presiding court to be appropriate. Further information regarding each of these lawsuits is set forth below.

The four Florida lawsuits have been consolidated into an action styled Richard Harriman, on behalf of himself and all others similarly situated, v. Bluegreen Corporation, Alan B. Levan, John E. Abdo, Norman H. Becker, Lawrence A. Cirillo, Mark A. Nerenhausen, Arnold Sevell, James R. Allmand III, Orlando Sharpe, BFC Financial Corporation and BXG Florida, LLC. On December 22, 2011, the plaintiffs filed an amended complaint in the consolidated action which alleges that the individual director defendants breached their fiduciary duties by (i) agreeing to sell Bluegreen without first taking steps to ensure adequate, fair and maximum consideration, (ii) engineering a transaction to benefit themselves and not the shareholders, and (iii) failing to protect the interests of Bluegreen’s minority shareholders. The amended complaint further alleges that BFC aided and abetted the individual director defendants’ alleged breaches of fiduciary duties. The amended complaint seeks declaratory and injunctive relief, along with damages and attorneys’ fees and costs.

The three Massachusetts lawsuits were filed in the Superior Court for Suffolk County in the Commonwealth of Massachusetts and make substantially the same allegations and claims as in the Florida cases. These three lawsuits are styled as follows: Gaetano Bellavista Caltagirone, on behalf of himself and all others similarly situated, v. Bluegreen Corporation, Alan B. Levan, John E. Abdo, Norman H. Becker, Lawrence A. Cirillo, Mark A. Nerenhausen, Arnold Sevell, James R. Allmand III, Orlando Sharpe, BFC Financial Corporation and BXG Florida, LLC (filed on November 16, 2011); Alan W. Weber and J.B. Capital Partners L.P., on behalf of themselves and all others similarly situated, v. Bluegreen Corporation, Alan B. Levan, John E. Abdo, Norman H. Becker, Lawrence A. Cirillo, Mark A. Nerenhausen, Arnold Sevell, James R. Allmand III, Orlando Sharpe, BFC Financial Corporation and BXG Florida, LLC (filed on November 29, 2011); and Barry Fieldman, as Trustee for the Barry & Amy Fieldman Family Trust, on behalf of themselves and all others similarly situated, v. Bluegreen Corporation, Alan B. Levan, John E. Abdo, Norman H. Becker, Lawrence A. Cirillo, Mark A. Nerenhausen, Arnold Sevell, James R. Allmand III, Orlando Sharpe, BFC Financial Corporation and BXG Florida, LLC (filed on December 6, 2011). On January 17, 2012, the Massachusetts court stayed all three actions for six months in favor of the consolidated action proceeding in Florida.

BFC and Bluegreen believe that these lawsuits are without merit and intend to defend against them vigorously.

Bluegreen

In the ordinary course of its business, Bluegreen becomes subject to claims or proceedings from time to time relating to the purchase, sale or financing of VOIs or other resort operations. Bluegreen is also subject to matters relating to Bluegreen Communities’ business, which it now reports as a discontinued operation. Additionally, from time to time, Bluegreen becomes involved in disputes with existing and former employees, vendors, taxing jurisdictions and various other parties. From time to time in the ordinary course of business, Bluegreen also receives individual consumer complaints, as well as complaints received through regulatory and consumer agencies, including Offices of State Attorney Generals. Bluegreen takes these matters seriously and attempts to resolve any such issues as they arise. Unless otherwise described below, Bluegreen believes that these claims are routine litigation incidental to its business.

Reserves are accrued for matters in which Bluegreen believes it is probable that a loss will be incurred and the amount of such loss can be reasonably estimated. As of December 31, 2011, Bluegreen had accrued $2.6 million for matters which it believes meet these criteria. The actual costs of resolving these legal claims may be substantially higher than the amounts accrued for these claims. Bluegreen’s management is not at this time able to estimate a range of reasonably possible losses with respect to these matters in which it is reasonably possible that a loss will occur. In certain matters, Bluegreen is unable to estimate the loss or reasonable range of loss until additional developments provide information sufficient to support an assessment of the loss or range of loss. Frequently in these matters, the claims are broad and the plaintiffs’ have not quantified or factually supported the claim.

Bluegreen believes that liabilities arising from the litigation and regulatory matters discussed below, in excess of the amounts currently accrued, if any, will not have a material impact on its financial statements.

Tennessee Tax Audit

In 2005, the State of Tennessee Audit Division (the “Division”) audited certain subsidiaries within Bluegreen Resorts for the period from December 1, 2001 through December 31, 2004. On September 23, 2006, the Division issued a notice of assessment for approximately $0.7 million of accommodations tax based on the use of Bluegreen Vacation Club accommodations by Bluegreen Vacation Club members who became members through the purchase of non-Tennessee property. Bluegreen believes the attempt to impose such a tax is contrary to Tennessee law and has vigorously opposed such assessment by the Division. An informal conference was held in December 2007 to discuss this matter with representatives of the Division. No formal resolution of the issue was reached during the conference. By letter dated May 25, 2011, the State of Tennessee Department of Revenue issued a decision in which it held that two of the three types of transactions in question were taxable. The State of Tennessee Department of Revenue confirmed that Bluegreen had already remitted the proper amount of sales tax due on one of the two types of taxable transactions, but has taken the position that Bluegreen owed a total of $0.7 million in taxes and interest based on the second type of transaction. On August 1, 2011, Bluegreen filed suit in the Chancery Court of Davidson County, Tennessee for the purpose of invalidating and setting aside the tax assessment made against Bluegreen by the State of Tennessee Department of Revenue.

Destin, Florida Deposit Dispute Lawsuit

In Case No. 2006-Ca-3374, styled Joseph M. Scheyd, Jr., P.A. vs. Bluegreen Vacations Unlimited, Inc.; Hubert A. Laird; and MSB of Destin, Inc., in the Circuit Court of the First Judicial Circuit in and for Okaloosa County, Florida, during 2006, Joseph M. Scheyd, Jr., P.A., as escrow agent, brought an interpleader action seeking a determination as to whether Bluegreen, as purchaser, or Hubert A. Laird and MSB of Destin, Inc., as seller, were entitled to the $1.4 million escrow deposit being maintained with the escrow agent pursuant to a purchase and sale contract for real property located in Destin, Florida. Bluegreen maintains that its decision not to close on the purchase of the property was proper under the terms of the purchase and sale contract and that Bluegreen is therefore entitled to a return of the full escrow deposit. On June 1, 2011, the trial court made a finding that Bluegreen breached the purchase and sale contract and that the plaintiff was entitled to the escrow deposit and all accrued interest. Bluegreen has filed a notice of appeal with the First District Court of Appeal seeking to appeal the trial court’s decision. The escrow deposit and all accrued interest have been placed in the appropriate Court registry pending the outcome of the appeal.

Inquiry into Consumer Matters by the Office of the Florida Attorney General

The Office of the Attorney General for the State of Florida (the “AGSF”) has advised Bluegreen that it has accumulated a number of consumer complaints since 2005 against Bluegreen and/or its affiliates related to timeshare sales and marketing, and has requested that Bluegreen propose a resolution on a collective basis of any outstanding complaints. The AGSF has also requested that Bluegreen enter into a written agreement in which to establish a process and timeframe for determining consumer eligibility for relief (including, where applicable, monetary restitution). Bluegreen has determined that many of these complaints were previously addressed and/or resolved. Bluegreen is cooperating with the State and does not believe this matter will have a material effect on its results of operations, financial condition or on its sales and marketing activities in Florida.

The matters described below relate to Bluegreen Communities’ business, which is reported as a discontinued operation. However, as the Purchase and Sale Agreement with Southstar relating to the proposed sale of substantially all of the assets of Bluegreen Communities (as further described in Note 5) is structured as an asset sale and Southstar has not agreed to assume the liabilities related to the matters described below, these matters would be retained by us even if the transaction is consummated.

Mountain Lakes Mineral Rights

Bluegreen Southwest One, L.P. (“Southwest”), a subsidiary of Bluegreen Corporation, is the developer of the Mountain Lakes subdivision in Texas. In Case No. 28006, styled Betty Yvon Lesley et a1. v. Bluff Dale Development Corporation, Bluegreen Southwest One. L.P. et al., in the 266th Judicial District Court, Erath County, Texas, the plaintiffs filed a declaratory judgment action against Southwest seeking to develop their reserved mineral interests in, on and under the Mountain Lakes subdivision. The plaintiffs’ claims are based on property law, oil and gas law, contract and tort theories. The property owners association and some of the individual landowners have filed cross actions against Bluegreen, Southwest and individual directors of the property owners association related to the mineral rights and certain amenities in the subdivision as described below. On January 17, 2007, the court ruled that the restrictions placed on the development that prohibited oil and gas production and development were invalid and not enforceable as a matter of law, that such restrictions did not prohibit the development of the plaintiffs’ prior reserved mineral interests and that Southwest breached its duty to lease the minerals to third parties for development. The court further ruled that Southwest was the sole holder of the right to lease the minerals to third parties. The order granting the plaintiffs’ motion was severed into Case No. 28769, styled Betty Yvon Lesley et a1. v. Bluff Dale Development Corporation, Bluegreen Southwest One. L.P. et al. in the 266th Judicial District Court, Erath County, Texas. Southwest appealed the trial court’s ruling. On January 22, 2009, in Bluegreen Southwest One, L.P. et al. v. Betty Yvon Lesley et al., in the 11th Court of Appeals, Eastland, Texas, the Appellate Court reversed the trial court’s decision and ruled in Southwest’s favor and determined that all executive rights were owned by Southwest and then transferred to the individual property owners in connection with the sales of land. All property owner claims were decided in favor of Southwest. It was also decided that Southwest did not breach a fiduciary duty to the plaintiffs as an executive rights holder. On May 14, 2009, the plaintiffs filed an appeal with the Texas Supreme Court asking the Court to reverse the Appellate Court’s decision in favor of Southwest. On September 15, 2010, the Court heard oral arguments on whether to reverse or affirm the Appellate Court’s decision. On August 26, 2011, the Texas Supreme Court issued its opinion affirming the Appellate Court’s decision in part and reversing it in part. The Texas Supreme Court held that Southwest did not breach any covenants in the deed, but did breach a duty to the plaintiffs by filing restrictive covenants in connection with the development of the property which prohibited mineral development, and that the appropriate remedy was cancellation of the restrictive covenants. The Texas Supreme Court further ruled that the Plaintiffs have no right of ingress to, or egress from, the subdivision, and that Southwest’s inaction in not leasing the mineral rights was not, by itself, a breach of a duty. The Texas Supreme Court remanded the case to the trial court for disposition consistent with its decision. No information is available as to when the trial court will render its ruling. Separately, as a result of the Texas Supreme Court’s decision invalidating the restrictive covenants prohibiting mineral development within the subdivision, certain lot owners within Mountain Lakes filed a cross-claim against Southwest alleging fraud, negligence and a violation of deceptive trade practices laws based on a claim that the invalidation of the restrictive covenants has caused devaluation of their residential lots and other economic damages. Southwest intends to vigorously defend itself against these allegations.

Community Cable Service, LLC Lawsuit

On June 3, 2010, in Case No. 16-2009-CA-008028, styled Community Cable Service, LLC v. Bluegreen Communities of Georgia, LLC and Sanctuary Cove at St. Andrews Sound Community Association, Inc., a/k/a Sanctuary Cove Home Developers Association, Inc., in the Circuit Court of the Fourth Judicial Circuit in and for Duval County, Florida, the plaintiffs filed suit alleging breach by Bluegreen Communities of Georgia and the community association of a bulk cable TV services contract at Bluegreen Communities’ Sanctuary Cove single family residential community. In its complaint the plaintiffs alleged that unpaid bulk cable fees were due from the defendants, and that the non-payment of fees continued to accrue on a monthly basis. Bluegreen Communities of Georgia and the community association responded that the plaintiffs breached the parties’ contract. On November 4, 2011, an agreement was executed by the parties to settle the matter. Pursuant to the terms of the settlement agreement, Bluegreen Communities of Georgia and the community association agreed to make payments to the plaintiffs with Bluegreen Communities of Georgia making payment over a four-year period (as described below), and the plaintiffs agreed to dismiss the lawsuit, release the defendants from any other obligations relating to the matter, and convey the bulk cable system to the community association for use by its residents. Under the terms of the settlement agreement the community association made a payment to the plaintiffs of $250,000 and Bluegreen Communities of Georgia has agreed to make three annual payments to the plaintiffs of $150,000 each and a payment of $125,000 during the fourth year. Bluegreen Corporation has guaranteed Bluegreen Communities of Georgia’s obligations under the settlement agreement. Bluegreen Communities of Georgia has made the payment owed by it under the settlement agreement for the first year of the four-year payment period.

Bluegreen Southwest One, LP Lawsuit

On September 18, 2011, in Case No. T-7663A, styled The County of Comal, Texas vs. Bluegreen Southwest One, LP et al, in the District Court of the 22nd Judicial District, Comal County, Texas, The County of Comal, Texas, collecting property taxes for itself and for various local taxing districts, brought suit for the collection of delinquent taxes alleged to be due, including interest, penalties and costs totaling approximately $0.9 million. On September 28, 2011, Southwest answered the complaint and alleged it was entitled to an abatement of the proceeding because it has filed administrative protests with the Comal County Appraisal Review Board. On March 12, 2012, Bluegreen learned that Comal County filed a motion to dismiss the lawsuit without prejudice, and the Comal County Tax Collector’s Office issued revised tax certificates indicating that no past due taxes were due on the properties in question. As of the filing date of this report, Comal County has not indicated whether it intends to re-institute a claim for rollback taxes.

See also the description of the proposed BFC and Bluegreen merger litigation described above.

BankAtlantic Bancorp

In the normal course of business, BankAtlantic Bancorp and its subsidiaries is a party to financial instruments with off-balance-sheet risk. These financial instruments include commitments to extend credit and to issue standby and documentary letters of credit and involve, to varying degrees, elements of credit risk. BankAtlantic’s exposure to credit loss in the event of nonperformance by the other party to the financial instrument for commitments to extend credit and standby letters of credit written is represented by the contractual amount of those instruments. BankAtlantic uses the same credit policies in making commitments and conditional obligations as it does for on-balance-sheet instruments.

Financial instruments with off-balance sheet risk were (in thousands):

	As of December 31,
	2011	2010
Commitments to sell fixed rate residential loans	$14,882	14,408
Commitments to originate loans held for sale	14,089	12,571
Commitments to originate loans held to maturity	10,383	10,693
Commitments to purchase residential loans	—	2,590
Commitments to extend credit, including the undisbursed portion of loans in process	328,872	357,730
Standby letters of credit	6,269	9,804
Commercial lines of credit	51,990	77,144

Commitments to extend credit are agreements to lend funds to a customer subject to conditions established in the commitment. Commitments generally have fixed expiration dates or other termination clauses and may require payment of a fee. Since many of the commitments are expected to expire without being drawn upon, the total commitment amounts do not necessarily represent future cash requirements at December 31, 2011. BankAtlantic has $24.5 million of commitments to extend credit at a fixed interest rate and $328.9 million of commitments to extend credit at a variable rate. BankAtlantic evaluates each customer’s creditworthiness on a case-by-case basis. The amount of collateral required by BankAtlantic in connection with an extension of credit is based on management’s credit evaluation of the counter-party.

Standby letters of credit are conditional commitments issued by BankAtlantic to guarantee the performance of a customer to a third party. BankAtlantic standby letters of credit are generally issued to customers in the construction industry guaranteeing project performance. These types of standby letters of credit had a maximum exposure of $5.4 million at December 31, 2011. BankAtlantic also issues standby letters of credit to commercial lending customers guaranteeing the payment of goods and services. These types of standby letters of credit had a maximum exposure of $0.8 million at December 31, 2011. Those guarantees are primarily issued to support public and private borrowing arrangements and generally have maturities of one year or less. The credit risk involved in issuing letters of credit is essentially the same as that involved in extending loan facilities to customers. BankAtlantic may hold certificates of deposit and residential and commercial property liens as collateral for such commitments which are collateralized similar to other types of borrowings.

BankAtlantic is required to maintain reserve balances with the Federal Reserve Bank. Such reserves consisted of cash and amounts due from banks of $19.3 million and $29.4 million at December 31, 2011 and 2010, respectively.

As a member of the FHLB system, BankAtlantic is required to purchase and hold stock in the FHLB of Atlanta. As of December 31, 2011 BankAtlantic was in compliance with this requirement, with an investment of approximately $18.3 million in stock of the FHLB of Atlanta.

Pursuant to the Ryan Beck sale agreement, BankAtlantic Bancorp agreed to indemnify Stifel and its affiliates against any claims of any third party losses attributable to disclosed or undisclosed liabilities that arose out of the conduct or activities of Ryan Beck prior to the Stifel acquisition of Ryan Beck. The indemnification of the third party losses is limited to those losses which individually exceed $100,000, and in the aggregate exceed $3 million with a $20 million limitation on the indemnity. The indemnified losses include federal taxes and litigation claims. The indemnification period for litigation claims asserted ended on August 31, 2009. Included in the Company’s consolidated statement of operations in discontinued operations during each of the years in the two years ended December 31, 2010 was $0.5 million in indemnification costs.

BankAtlantic has terminated various operating leases originally executed for store expansion or back-office facilities. In certain lease terminations, the landlord consents to the assignment of the lease to a third party; however, BankAtlantic remains secondarily liable for the lease obligation. As of December 31, 2011, BankAtlantic was secondarily liable for $8.8 million of lease payments associated with lease assignments. BankAtlantic uses the same credit policies in assigning these leases to third parties as it does in originating loans. BankAtlantic recognizes a lease guarantee obligation upon the execution of lease assignments and included in other liabilities at December 31, 2011 was $0.2 million of unamortized lease guarantee obligations.

The FDIC is authorized to raise deposit assessment rates in certain circumstances, which would affect savings institutions in all risk categories. The FDIC has exercised this authority several times in the past and could raise rates in the future. In April 2009, the FDIC raised its assessment rates based on the risk rating of each financial institution and in June 2009 the FDIC imposed a 5 basis point special assessment. In September 2009, the FDIC required financial institutions to prepay, on December 31, 2009, their estimated FDIC insurance assessments for the fourth quarter of 2009 and for all of 2010, 2011 and 2012. Included in the Company’s statement of operations for the year ended December 31, 2009 was a $2.4 million FDIC special assessment and FDIC insurance assessments of $9.6 million, $10.1 million and $8.6 million for the years ended December 31, 2011, 2010 and 2009, respectively. Included in the Company’s statement of financial condition as of December 31, 2011 were prepaid FDIC assessments of $12.7 million. Continued increases in deposit insurance premiums would have an adverse effect on our results of operations.

BankAtlantic Bancorp and its subsidiaries are parties to lawsuits as plaintiff or defendant involving its bank operations, lending and tax certificates. Although BankAtlantic Bancorp believes it has meritorious defenses in all current legal actions, the outcome of litigation and regulatory matters and timing of ultimate resolution are inherently difficult to predict and uncertain.

Reserves are accrued for matters in which it is probable that a loss will be incurred and the amount of such loss can be reasonably estimated. These accrual amounts as of December 31, 2011 and 2010 are not material to the Company’s financial statements. The actual costs of resolving these legal claims may be substantially higher or lower than the amounts accrued for these claims.

A range of reasonably possible losses is estimated for matters in which it is reasonably possible that a loss has been incurred or that a loss is probable but not reasonably estimated. Management of BankAtlantic Bancorp currently estimates the aggregate range of reasonably possible losses as $0.8 million to $1.9 million in excess of the accrued liability relating to these legal matters. This estimated range of reasonably possible losses represents the estimated possible losses over the life of such legal matters, which may span a currently indeterminable number of years, and is based on information currently available as of December 31, 2011. The matters underlying the estimated range will change from time to time, and actual results may vary significantly from this estimate. Those matters for which a reasonable estimate is not possible are not included within this estimated range and, therefore, this estimated range does not represent BankAtlantic Bancorp’s maximum loss exposure.

In certain matters BankAtlantic Bancorp is unable to estimate the loss or reasonable range of loss until additional developments in the case provide information sufficient to support an assessment of the loss or range of loss. Frequently in these matters the claims are broad and the plaintiffs’ have not quantified or factually supported the claim.

BankAtlantic Bancorp believes that liabilities arising from litigation and regulatory matters, discussed below, in excess of the amounts currently accrued, if any, will not have a material impact to the financial statements. However, due to the significant uncertainties involved in these legal matters, BankAtlantic Bancorp may incur losses in excess of accrued amounts and an adverse outcome in these matters could be material to BankAtlantic Bancorp’s financial statements.

The following is a description of BankAtlantic Bancorp’s ongoing litigation and regulatory matters.

Class action securities litigation

In October 2007, BankAtlantic Bancorp and current or former officers of BankAtlantic Bancorp were named in a lawsuit which alleged that during the period of November 9, 2005 through October 25, 2007, BankAtlantic Bancorp and the named officers knowingly and/or recklessly made misrepresentations of material fact regarding BankAtlantic and specifically BankAtlantic’s loan portfolio and allowance for loan losses. The Complaint asserted claims for violations of the Securities Exchange Act of 1934 and Rule 10b-5 and sought unspecified damages. On November 18, 2010, a jury returned a verdict awarding $2.41 per share to shareholders who purchased shares of BankAtlantic Bancorp’s Class A Common Stock during the period of April 26, 2007 to October 26, 2007 who retained those shares until the end of the period. The jury rejected the plaintiffs’ claim for the six month period from October 19, 2006 to April 25, 2007. Prior to the beginning of the trial, the plaintiffs abandoned any claim for any prior period. On April 25, 2011, the Court granted defendants’ post-trial motion for judgment as a matter of law and vacated the jury verdict, resulting in a judgment in favor of all defendants on all claims. The plaintiffs have appealed the Court’s order setting aside the jury verdict with respect to certain of the defendants.

In July 2008, BankAtlantic Bancorp, certain officers and Directors were named in a lawsuit which alleged that the individual defendants breached their fiduciary duties by engaging in certain lending practices with respect to BankAtlantic Bancorp’s Commercial Real Estate Loan Portfolio. The Complaint further alleged that BankAtlantic Bancorp’s public filings and statements did not fully disclose the risks associated with the Commercial Real Estate Loan Portfolio and sought damages on behalf of BankAtlantic Bancorp. In July 2011, the case was dismissed and the parties exchanged mutual releases and neither the individual defendants nor BankAtlantic Bancorp made any monetary payments in connection with the dismissal.

Class Action Overdraft Processing Litigation

In November 2010, the two pending class action complaints against BankAtlantic associated with overdraft fees were consolidated. The Complaint, which asserts claims for breach of contract and breach of the duty of good faith and fair dealing, alleges that BankAtlantic improperly re-sequenced debit card transactions from largest to smallest, improperly assessed overdraft fees on positive balances, and improperly imposed sustained overdraft fees on customers. BankAtlantic has filed a motion to dismiss which is pending with the Court.

Litigation regarding BankAtlantic Stock Purchase Agreement with BB&T

In November 2011, holders of BankAtlantic Bancorp Parent Company’s trust preferred securities sued BankAtlantic Bancorp Parent Company alleging that the proposed sale of BankAtlantic to BB&T contemplated by the Agreement between the companies violated provisions contained in the indentures. On February 27, 2012, the Delaware Chancery Court found that the proposed transaction with BB&T, where BankAtlantic Bancorp Parent Company would retain the trust preferred securities and BB&T would purchase all of the shares of BankAtlantic minus certain assets to be retained by BankAtlantic Bancorp Parent Company, violated the successor obligor provisions in the indentures underlying the trust preferred securities. The court permanently enjoined BankAtlantic Bancorp from proceeding with the sale of the stock of BankAtlantic to BB&T on the terms contemplated by the Agreement dated November 1, 2011. Wilmington Trust Company and Wells Fargo, N.A. filed an action with the Delaware Chancery Court for reimbursement of the attorneys’ fees and expenses that they incurred in litigating the action. In March 2012, BankAtlantic Bancorp Parent Company and BB&T amended the Agreement to require BB&T to assume BankAtlantic Bancorp Parent Company’s trust preferred securities obligation upon the closing of the transaction, meeting the terms of the successor obligor provisions of the indentures. See Note 1 for a further explanation of the terms and conditions of the Agreement.

Office of Thrift Supervision Overdraft Processing Examination

As previously disclosed, the Office of Thrift Supervision advised BankAtlantic that it had determined that BankAtlantic had engaged in deceptive and unfair practices in violation of Section 5 of the Federal Trade Commission Act relating to certain of BankAtlantic’s deposit-related products. BankAtlantic filed an appeal of the OTS position. As a result of the integration of the OTS and the OCC, the appeal was reviewed by the OCC and on February 27, 2012 the OCC concurred with the OTS determination that certain of BankAtlantic’s practices were deceptive in violation of Section 5 of the FTC Act, but found that those practices were not unfair under Section 5. Based on such findings, management does not believe any monetary fines or restitution will be imposed.

Securities and Exchange Commission Complaint

On January 18, 2012, the SEC brought an action in the United States District Court for the Southern District of Florida against BankAtlantic Bancorp and Alan B. Levan, BankAtlantic Bancorp’s Chairman and Chief Executive Officer, alleging that they violated securities laws by not timely disclosing known adverse trends in BankAtlantic Bancorp’s commercial real estate loans, selectively disclosing problem loans and engaging in improper accounting treatment of certain specific loans which may have resulted in a material understatement of its net loss in BankAtlantic Bancorp’s Annual Report on Form 10-K for the year ended December 31, 2007. Further, the complaint alleges that Mr. Alan B. Levan intentionally misled investors in related earnings calls. The SEC is seeking a finding by the court of violations of securities laws, a permanent injunction barring future violations, civil money penalties and, in the case of Mr. Alan B. Levan, an order barring him from serving as an officer or director of a public company. BankAtlantic Bancorp believes the claims to be without merit and intends to vigorously defend the actions.

Stock Option Plans	12 Months Ended
Dec. 31, 2011
Stock Option Plans [Abstract]
Stock Option Plans
24.	Stock Option Plans

BFC

BFC has a share based compensation plan (the “2005 Stock Incentive Plan”) under which restricted stock, incentive stock options and non-qualifying stock options are awarded. On May 19, 2009, the shareholders of BFC approved an amendment to the Company’s 2005 Stock Incentive Plan to, among other things, increase the maximum number of shares of the Company’s Class A Common Stock available for grant under the 2005 Stock Incentive Plan from 3,000,000 shares to 6,000,000 shares. BFC may grant incentive stock options only to its employees. BFC may grant non-qualified stock options and restricted stock awards to its directors, independent contractors and agents as well as employees.

BFC also had a stock-based compensation plan (“1993 Plan”) which expired in 2004. No future grants can be made under the 1993 Plan; however, any previously issued options granted under that plan remain effective until either they expire, are forfeited, or are exercised. BFC’s 1993 Plan provided for the grant of both incentive and non-qualifying stock options to purchase shares of BFC’s Class B Common Stock. The maximum term of stock options granted under the 1993 Plan was ten years.

On September 21, 2009, options to purchase an aggregate of approximately 1.8 million shares of common stock, which were previously granted to and held by BFC’s directors and employees, were re-priced to a new exercise price equal to the closing price of the Company’s Class A Common Stock as quoted on the Pink Sheets Electronic Quotation Service on September 21, 2009. The re-pricing did not impact any of the other terms, including the vesting schedules or expiration dates, of the previously granted stock options. The incremental compensation cost of the re-priced vested options was approximately $157,000 which was recognized in September 2009. The remaining incremental cost for the re-priced options that were unvested at the re-pricing date was approximately $125,000, of which approximately $32,000 and $85,000 was recognized in 2011 and 2010, respectively, and $8,000 will be recognized in 2012.

Additionally, on September 21, 2009, following the Woodbridge merger, new options to purchase an aggregate of 753,254 shares of our Class A Common Stock at an exercise price of $0.41 per share, the closing price of a share of the stock on the grant date, were granted principally to Woodbridge’s directors, executive officers and employees. The weighted average estimated fair value of the options granted on September 21, 2009 was approximately $0.22 per share, and the resulting compensation cost of approximately $166,000 is being recognized over the requisite service period of four years. The options expire in five years and vest in four equal annual installments, with the first two installments having vested on September 21, 2010 and 2011.

Assumptions used in estimating the fair value of employee options granted were formulated in accordance with FASB guidance under stock compensation and applicable guidance provided by the Securities and Exchange Commission. As part of this assessment, management determined that volatility should be based on the Company’s Class A Common Stock and derived from historical price volatility over the estimated life of the stock options granted. The expected term of an option is an estimate as to how long the option will remain outstanding based upon management’s expectation of employee exercise and post-vesting forfeiture behavior. Because there were no recognizable patterns, the simplified guidance was used to determine the estimated term of options based on the midpoint of the vesting term and the contractual term. The estimate of a risk-free interest rate is based on the U.S. Treasury implied yield curve in effect at the time of grant with a remaining term equal to the expected term. BFC has never paid cash dividends and does not currently intend to pay cash dividends on its common stock. Therefore, a 0% dividend yield was assumed. Share-based compensation costs are recognized based on the grant date fair value. The grant date fair value for stock options is calculated using the Black-Scholes option pricing model net of an estimated forfeiture rate and recognizes the compensation costs for those options expected to vest on a straight-line basis over the requisite service period of the award. BFC based its estimated forfeiture rate of its unvested options on its historical experience.

The option model used to calculate the fair value of the stock options which were re-priced and the stock options which were granted during 2009 was the Black-Scholes model. The table below presents the weighted average assumptions used to value such options. BFC did not grant any stock options during the years ended December 31, 2011 or 2010.

	Employees	Non-Employee Directors
	Weighted Average For the Year Ended December 31,	Weighted Average For the Year Ended December 31,
	2009	2009
Expected volatility	87.11%	81.83%
Expected dividends	—%	—%
Expected term (in years)	2.97	3.37
Average risk-free interest rate	1.50%	1.73%
Option value	$0.21	$0.22

The following table sets forth information on outstanding options:

	Outstanding Options	Weighted Average Exercise Price	Weighted Average Remaining Contractual Term	Aggregate Intrinsic Value ($000)
Outstanding at December 31, 2008	1,797,960	$4.57	6.35	$—
Exercised	—	0.00
Forfeited (a)	(1,777,729)	4.60
Expired	(20,231)	2.14
Granted (a)	2,530,983	0.41

Outstanding at December 31, 2009	2,530,983	$0.41	5.19	$—
Exercised	(5,500)	0.41		4
Forfeited	(13,017)	0.41
Expired	(20,290)	0.41
Granted	—	0.00

Outstanding at December 31, 2010	2,492,176	$0.41	4.24	$—
Exercised	—	0.00
Forfeited	(34,620)	0.41
Expired	(159,698)	0.41
Granted	—	0.00

Outstanding at December 31, 2011	2,297,858	$0.41	3.54	$—

Exercisable at December 31, 2011	1,755,064	$0.41	3.41	$—

Available for grant at December 31, 2011	2,470,696

(a)	The options which were re-priced during September 2009 were treated under GAAP as having been forfeited and replaced with new grants. Accordingly, the options which were re-priced are included as “Forfeited” options in the table while the “replacement” options are included as “Granted” options in the table.

The weighted average grant date fair value of options granted during 2009, including the “replacement” options deemed granted in connection with the September 2009 re-pricing, was $0.22. Total unearned compensation cost related to BFC’s unvested stock options was $80,000 at December 31, 2011. The cost is expected to be recognized during 2012. At December 31, 2011, the unearned compensation cost associated with the cancellation of outstanding Woodbridge stock options in connection with the Woodbridge merger was $63,000 and will be recognized during 2012.

During the year ended December 31, 2010, BFC received net proceeds of approximately $2,200 upon the exercise of stock options. The total intrinsic value of options exercised during the year ended December 31, 2010 was $4,000. There were no option exercises during the years ended December 31, 2011 or 2009.

The following is a summary of BFC’s restricted stock activity:

	Unvested Restricted Stock	Weighted Average Grant Date Fair Value
Outstanding at December 31, 2008	50,200	$1.26
Granted	—
Vested	(50,200)	0.22
Forfeited	—	—

Outstanding at December 31, 2009	—	$—
Granted	—	—
Vested	—	—
Forfeited	—	—

Outstanding at December 31, 2010	—	$—
Granted	1,753,475	0.36
Vested	—	—
Forfeited	—	—

Outstanding at December 31, 2011	1,753,475	$0.36

On September 16, 2011, BFC’s Compensation Committee approved the granting to certain of its and its subsidiaries’ officers an aggregate of 1,753,475 shares of restricted Class A Common Stock. The restricted shares were issued on October 7, 2011. These restricted stock awards were granted under BFC’s 2005 Stock Incentive Plan and will vest in one lump sum on September 16, 2015. The fair value of the 1,753,475 shares of restricted stock on the date of grant was approximately $631,251, or $0.36 per share, and the cost is being recognized over the four-year service period from September 2011 through September 2015.

BFC recognized restricted stock compensation cost of approximately $46,000, $0, and $42,000 for the years ended December 31, 2011, 2010, and 2009, respectively.

Woodbridge Restricted Stock and Stock Option Plan Prior to the Merger

Prior to its merger with BFC, Woodbridge had in place a stock compensation plan. The maximum term of options granted under the plan was 10 years. The vesting period for each grant was established by the Compensation Committee of Woodbridge’s Board of Directors. The vesting period for employees was generally five years utilizing cliff vesting. All options granted to directors vested immediately. Option awards issued became exercisable based solely on fulfilling a service condition. As of the date of the merger, no stock options granted under the plan had expired.

Under the terms of the merger agreement, all options to purchase shares of Woodbridge’s Class A Common Stock outstanding at the effective time of the merger were canceled and the holders did not receive any consideration as a result of the cancellation. Restricted shares of Woodbridge’s Class A Common Stock were converted to restricted shares of BFC’s Class A Common Stock at the merger exchange ratio of 3.47 shares of BFC’s Class A Common Stock for each share of Woodbridge’s Class A Common Stock. Some of the directors, executive officers and employees of Woodbridge were also granted BFC stock options following the merger, as described above.

The following table sets forth information regarding stock option activity under Woodbridge’s stock compensation plan prior to the merger:

	Number of Options	Weighted Average Exercise Price	Weighted Average Remaining Contractual Term	Aggregate Intrinsic Value (thousands)
Options outstanding at December 31, 2008	318,471	$78.89	7.19 years	—
Granted	—	—		—
Exercised	—	—		—
Cancelled	318,471	$78.89		—

Options outstanding at December 31, 2009	—	$—	—	$—

Options exercisable at December 31, 2009	—	$—	—	$—

Stock options available for equity compensation grants at December 31, 2009	—

Non-cash stock compensation expense for 2009 related to Woodbridge’s unvested stock options was $991,000, including $1.5 million of stock option compensation amortization, offset in part by $458,000 of a reversal of stock compensation previously expensed related to forfeited options. Non-cash stock compensation expense for 2009 related to Woodbridge’s restricted stock awards was $88,000.

Bluegreen

Under Bluegreen’s 2008 Stock Incentive Plan (the “Bluegreen 2008 Plan”), options and shares of restricted stock can be granted with various vesting periods. The options granted to date generally expire ten years from the date of grant, subject to alternative expiration dates under certain circumstances for non-employee director grants. Bluegreen’s options were granted at exercise prices that either equaled or exceeded the quoted market price of its common stock on the date of grants.

Options and restricted stock granted to employees generally vest 100% on the five-year anniversary of the date of grant. Options granted to non-employee directors generally vest immediately upon grant, while restricted stock granted to non-employee directors generally vests pro-rata on a monthly basis over a one year period from the date of grant. Certain restricted stock granted during 2008 to Bluegreen’s Chairman and Vice Chairman are scheduled to vest on the five-year anniversary of the date of grant, subject to accelerated vesting pursuant to change in control provisions included in the terms of the award agreements. The proposed merger with BFC, if consummated, will not trigger the accelerated vesting of these restricted stock awards.

During the year ended December 31, 2009, Bluegreen granted to non-employee directors 119,459 stock options having an aggregate grant date fair value of $0.2 million and 92,728 shares of restricted stock having a grant date fair value of $0.3 million. There were no grants of stock-based awards during 2010 or 2011.

During October 2011, the Compensation Committee of Bluegreen’s Board of Directors accelerated the vesting of options previously granted to certain of its employees under the Bluegreen 2008 Plan to purchase an aggregate of 695,000 shares of its common stock at an exercise price of $7.50 per share. As a result of this acceleration, all such stock options fully vested on October 26, 2011. As a result of this modification, all of the $0.7 million of remaining unrecognized compensation related to these options was recognized in 2011.

In addition, during November 2011, stock option agreement amendments were entered into with respect to options previously granted to certain individuals under the Bluegreen 2008 Plan and Bluegreen’s 2005 Stock Incentive Plan (the “Bluegreen 2005 Plan”). Under the terms of the amendments, the affected options held by these individuals which in the aggregate entitled them to purchase 1,130,000 shares of Bluegreen’s common stock (including the aforementioned fully vested options to acquire 695,000 shares) and were initially scheduled to expire in 2015, or for certain of the options, 2016, expired on November 25, 2011.

In November 2011, Bluegreen also entered into agreements with certain individuals holding unvested restricted shares of its common stock previously granted to them under the Bluegreen 2005 Plan and the Bluegreen 2008 Plan. Under the terms of the agreements, an aggregate of 1,077,112 unvested restricted shares of Bluegreen’s common stock were relinquished by these individuals and canceled in exchange for an aggregate cash payment of $1.5 million, to be made to the individuals in two equal installments. The first installment owed to the individuals was paid in December 2011, with the remainder due by December 31, 2012, subject to continued employment with Bluegreen (except in the case of the individual’s death or disability). This transaction was accounted for as a modification under the provisions of the accounting guidance for stock compensation and the modified award is considered a liability. As the cash payment provided for in connection with the liability was less than the fair value of the original awards immediately prior to the modification, the total compensation expense recognized in connection with the awards was based on the original grant date fair values and will be recognized ratably through the end of the service period of the liability awards (December 31, 2012).

Total stock-based compensation expense, including amounts payable under the liability awards for non-employee directors and employees during the years ended December 31, 2011 and 2010, $3.8 million and $2.6 million, respectively. The following table represents certain information related to Bluegreen’s unrecognized compensation for its stock-based awards as of December 31, 2011:

As of December 31, 2011	Weighted Average Remaining Recognition Period	Unrecognized Compensation
	(in years)	(000’s)
Stock Option Awards	1.1	$267
Restricted Stock Awards	1.0	$2,495	(1)

(1)	Includes unrecognized compensation related to restricted shares that were modified to liability awards, as such expense will continue to be recognized over the remaining service period of the liability award. See discussion above for further information.

Changes in Bluegreen’s outstanding stock option plans during 2011 and 2010 are presented below:

	Outstanding Options	Weighted Average Exercise Price Per Share	Number of Shares Exercisable	Aggregate Intrinsic Value
	(In 000’s)		(In 000’s)
Balance at December 31, 2009	2,795	$9.64	956	$7,250
Granted	—	$—
Forfeited	(78)	$12.88
Expired	—	$—
Exercised	—	$—

Balance at December 31, 2010	2,717	$9.53	1,310	$91,356
Granted	—	$—
Forfeited	—	$—
Expired (1)	(1,145)	$10.63
Exercised	(67)	$2.52

Balance at December 31, 2011	1,505	$9.03	1,163	$5,546

(1)	Includes the 1,130,000 options which expired on November 25, 2011 pursuant to the stock option agreement amendments described above.

During the years ended December 31, 2011 and 2010, the grant-date fair value of stock options that vested was approximately, $4.7 million and $4.0 million, respectively. The aggregate intrinsic value of Bluegreen stock options outstanding and exercisable was less than $0.1 million as of December 31, 2011 and 2010. No stock options were exercised during 2010. The total intrinsic value of Bluegreen’s stock options exercised during 2011 was $0.1 million.

A summary of the status of Bluegreen’s unvested restricted stock awards and activity during the years 2011 and 2010 are as follows (in thousands, except per option data):

Non-vested Restricted Shares	Number of Shares	Weighted-Average Grant- Date Fair Value per Share
	(In 000’s)
Unvested at December 31, 2009	1,426	$7.94
Granted	—	—
Vested	(54)	2.75
Forfeited	(45)	8.28

Unvested at December 31, 2010	1,327	$8.14
Granted	—	—
Vested	—	—
Forfeited	—	—
Cancelled in connection with modification to a liability award (1)	(1,077)	8.07

Unvested at December 31, 2011.	250	$8.47

(1)	See discussions regarding the November 2011 agreements related to the cancellation of these restricted stock awards above.

BankAtlantic Bancorp

	Stock Option Plans
	Maximum Term	Shares Authorized (3)	Class of Stock	Vesting Requirements	Type of Options (2)
		(As Adjusted)
2001 Amended and Restated Stock Option Plan (3)	10 years	156,756	Class A	(1)	ISO, NQ
2005 Restricted Stock and Option Plan (“BankAtlantic Bancorp Plan”) (4)	10 years	1,875,000	Class A	(1)	ISO, NQ

(1)	Vesting is established by the BankAtlantic Bancorp Compensation Committee in connection with each grant of options or restricted stock. All BankAtlantic Bancorp directors’ stock options vest immediately.
(2)	ISO - Incentive Stock Option

NQ - Non-qualifying Stock Option

(3)	In 2005, all shares remaining available for grant under the 2001 stock option plan were canceled.
(4)	The BankAtlantic Bancorp Plan provides that up to 1,875,000 shares of BankAtlantic Bancorp Class A common stock may be issued for restricted stock awards and upon the exercise of options granted under the Plan. The BankAtlantic Bancorp Plan was amended in May 2009 to increase the allowable shares issuable from 240,000 to 1,875,000.

BankAtlantic Bancorp recognizes stock based compensation costs based on the grant date fair value. The grant date fair value for stock options is calculated using the Black-Scholes option pricing model incorporating an estimated forfeiture rate and recognizes the compensation costs for those shares expected to vest on a straight-line basis over the requisite service period of the award, which is generally the option vesting term of five years.

The following is a summary of BankAtlantic Bancorp’s Class A common stock option activity:

	Class A Outstanding Options	Weighted Average Exercise Price	Weighted Average Remaining Contractual Term	Aggregate Intrinsic Value ($000)
Outstanding at December 31, 2008	179,122	$265.45	5.8
Exercised	—	—
Forfeited	(7,667)	362.80
Expired	(15,412)	140.50
Granted	—	—

Outstanding at December 31, 2009	156,043	273.05	5.2
Exercised	—	—
Forfeited	(31,238)	306.70
Expired	(8,457)	212.15
Granted	—	—

Outstanding at December 31, 2010	116,348	268.45	3.7
Exercised	—	—
Forfeited	(6,751)	282.05
Expired	(17,367)	254.32
Granted	—	—

Outstanding at December 31, 2011	92,230	$277.25	3.1	$—

Exercisable at December 31, 2011	84,948	$280.91	2.9	$—

Available for grant at December 31, 2011	1,526,950

There were no options granted or exercised during each of the years in the three year period ended December 31, 2011.

Total unearned compensation cost related to the BankAtlantic Bancorp’s non-vested Class A common stock options was $0.1 million at December 31, 2011. The cost is expected to be recognized over a weighted average period of 0.5 years.

Included in the Company’s statement of operations in Financial Services compensation expense was $1.1 million, $1.4 million and $2.4 million of BankAtlantic Bancorp share-based compensation expense for the years ended December 31, 2011, 2010 and 2009, respectively. There was no recognized tax benefit associated with the compensation expense for the years ended December 31, 2011, 2010 and 2009 as it was not more likely than not that BankAtlantic Bancorp would realize the tax benefits associated with the share based compensation expense.

The following is a summary of BankAtlantic Bancorp’s non-vested restricted Class A common share activity:

	Class A Non-vested Restricted Stock	Weighted Average Grant date Fair Value Per Share
Outstanding at December 31, 2008	5,170	$192.35
Vested	(1,210)	132.80
Forfeited	—	—
Granted	—	—

Outstanding at December 31, 2009	3,960	210.55
Vested	(1,980)	192.60
Forfeited	(23,200)	9.10
Granted	335,000	6.20

Outstanding at December 31, 2010	313,780	7.40
Vested	(87,130)	8.68
Forfeited	(14,750)	6.20
Granted	—	—

Outstanding at December 31, 2011	211,900	$6.96

In February 2010, the Board of Directors of BankAtlantic Bancorp granted to employees 320,000 restricted shares of Class A Common Stock awards (“RSA”) under the BankAtlantic Bancorp, Inc. 2005 Restricted Stock and Option Plan. The Board of Directors also granted 15,000 RSAs to employees of BFC that perform services for BankAtlantic Bancorp. The grant date fair value was calculated based on the closing price of BankAtlantic Bancorp’s Class A Common Stock on the grant date. The RSAs vest pro-rata over four years and had a fair value of $6.20 per share at the grant date.

As of December 31, 2011, the total unrecognized compensation cost related to BankAtlantic Bancorp non-vested restricted stock compensation was approximately $1.0 million. The cost is expected to be recognized over a weighted-average period of approximately 2 years. The fair value of shares vested during the years ended December 31, 2011, 2010 and 2009 was $446,000, $15,000, and $19,000, respectively.

Employee Benefit Plans and Incentive Compensation Program	12 Months Ended
Dec. 31, 2011
Employee Benefit Plans and Incentive Compensation Program [Abstract]
Compensation And Employee Benefit Plans [Text Block]
25.	Employee Benefit Plans and Incentive Compensation Program

BFC and Woodbridge

Defined Contribution 401(k) Plan

During 2006, the BFC 401(k) Plan was merged into the BankAtlantic Security Plus 401(k) Plan, which is an Internal Revenue Code Section 401(k) Retirement Savings Plan. Employees who have completed 90 days of service and have reached the age of 18 are eligible to participate in the 401(k) plan. Prior to April 1, 2009, when the employer match feature of the 401(k) plan was discontinued, the employer matched 100% of the first 3% of employee contributions and 50% of the next 2% of employee contributions. For the year ended December 31, 2009, BFC’s contributions amounted to $49,000. During the first quarter of 2010, Woodbridge’s 401(k) Plan merged into the BankAtlantic Security Plus 401(k) Plan. During the year ended 2009, Woodbridge’s contributions to its 401(k) plan amounted to $163,000.

BFC Deferred Retirement Agreement

On September 13, 2005, the Company entered into an agreement with Glen R. Gilbert, the Company’s former Chief Financial Officer, pursuant to which the Company agreed to pay him a monthly retirement benefit of $5,449 beginning January 1, 2010. During the third quarter of 2005, BFC recorded the present value of the retirement benefit payment, as actuarially determined, in the amount of $482,444, payable as a life annuity with 120 payments at 6.5% interest. The interest on the retirement benefit is recognized monthly as compensation expense. At December 31, 2011 and 2010, the deferred retirement obligation balance was approximately $584,000 and $611,000, respectively, which represents the present value of accumulated benefit obligation and is included in other liabilities in the Company’s consolidated statements of financial condition. The compensation expense for the years ended December 31, 2011, 2010 and 2009 was approximately $39,000, $41,000 and $37,000, respectively.

Incentive Compensation Program

On September 29, 2008, Woodbridge’s Board of Directors approved the terms of an incentive program for certain employees, including certain executive officers, pursuant to which a portion of their compensation may be based on the cash returns realized on investments held by individual limited partnerships or other legal entities. Certain of the participants in this incentive program are also employees and executive officers of BFC. This incentive program qualifies as a liability-based plan and, accordingly, the components of the program are required to be evaluated in order to determine the estimated fair value of the liability, if any, to be recorded. Based on the evaluation performed at December 31, 2011 and 2010, it was determined that the liability for compensation under the executive compensation program as of December 31, 2011 and 2010 was not material.

Bluegreen

Bluegreen’s Employee Retirement Plan is an Internal Revenue Code section 401(k) Retirement Savings Plan (the “Bluegreen Plan”). Historically, all U.S.-based employees at least 21 years of age with at least one year of employment with Bluegreen were eligible to participate in the Bluegreen Plan. During January 2012, the Bluegreen Plan was amended to decrease the length of employment eligibility requirement to three months. The Bluegreen Plan provides for an annual employer discretionary matching contribution. During the year ended December 31, 2011, 2010 and for the Bluegreen Interim Period, Bluegreen did not make any contributions to the Bluegreen Plan.

BankAtlantic Bancorp

Defined Benefit Pension Plan:

At December 31, 1998, BankAtlantic froze its defined benefit pension plan (the “Plan”). All participants in the Plan ceased accruing service benefits beyond that date and became vested.

The following tables set forth the Plan’s change in benefit obligation and change in plan assets (in thousands):

	As of December 31,
	2011	2010
Change in benefit obligation
Benefit obligation at the beginning of the year	$33,975	31,375
Interest cost	1,828	1,838
Actuarial loss	6,055	1,956
Benefits paid	(1,284)	(1,194)

Projected benefit obligation at end of year	40,574	33,975

Change in plan assets
Fair value of Plan assets at the beginning of year	24,270	21,946
Actual return on Plan assets	196	2,737
Employer contribution	8,855	781
Benefits paid	(1,284)	(1,194)

Fair value of Plan assets as of actuarial date	32,037	24,270

Funded status at end of year	$(8,537)	(9,705)

Included in the Company’s statement of financial condition in other liabilities as of December 31, 2011 and 2010 was $8.5 million and $9.7 million, respectively, representing the under-funded pension plan amount.

Amounts recognized in accumulated other comprehensive income consisted of (in thousands):

	As of December 31,
	2011	2010	2009
Net comprehensive loss	$22,428	15,852	13,929

The change in net comprehensive loss was as follows (in thousands):

	For the Years Ended December 31,
	2011	2010	2009
Change in comprehensive loss	$6,576	1,923	(5,761)

Components of net periodic pension expense are as follows (in thousands):

	For the Years Ended December 31,
	2011	2010	2009
Interest cost on projected benefit obligation	$1,828	1,838	1,832
Expected return on plan assets	(2,000)	(1,804)	(1,475)
Amortization of unrecognized net gains and losses	1,283	1,322	1,648

Net periodic pension expense	$1,111	1,356	2,005

The actuarial assumptions used in accounting for the Plan were:

	For the Years Ended December 31,
	2011	2010	2009
Weighted average discount rate used to determine benefit obligation	4.25%	5.50%	6.00
Weighted average discount rate used to to determine net periodic benefit cost	5.50%	5.50%	6.00
Rate of increase in future compensation levels	N/A	N/A	N/A
Expected long-term rate of return	8.50%	8.50%	8.50

Actuarial estimates and assumptions are based on various market factors and are evaluated on an annual basis, and changes in such assumptions may impact future pension costs. The discount rate assumption is based on rates of high quality corporate bonds. The expected long-term rate of return was estimated using historical long-term returns based on the expected asset allocations. Current participant data was used for the actuarial assumptions for each of the three years ended December 31, 2011. BankAtlantic Bancorp contributed $8.9 million and $0.8 million to the BankAtlantic Plan during the year ended December 31, 2011 and 2010, respectively. BankAtlantic Bancorp did not make any contributions to the BankAtlantic Plan during the year ended December 31, 2009. It is anticipated that BankAtlantic Bancorp will be required to contribute $0.7 million to the BankAtlantic Plan for the year ended December 31, 2012.

The Plan’s investment policies and strategies are to invest in mutual funds that are rated with at least a 3-star rating awarded by Morningstar at the initial purchase. If a fund’s Morningstar rating falls below a 3-star rating after an initial purchase, it is monitored to determine that its under-performance can be attributed to market conditions rather than fund management deficiencies. Fund manager changes or changes in fund objectives could be cause for replacement of any mutual fund. The Plan also maintains an aggressive growth investment category which includes investments in equity securities and mutual funds. Both public and private securities are eligible for this category of investment, but no more than 5% of total Plan assets at the time of the initial investment may be invested in any one company. Beyond the initial cost limitation (5% at time of purchase), there is no limitation as to the percentage that any one investment can represent if it is achieved through growth. As a means to reduce negative market volatility and concentration, the Plan has a strategy of selling call options against certain stock positions within the portfolio when considered timely. At December 31, 2011, 1.2% of the Plan’s assets were invested in the aggressive growth category.

The Plan’s targeted asset allocation was 77% equity securities, 20% debt securities and 3% cash during the year ended December 31, 2011. A rebalancing of the portfolio takes place on a quarterly basis when there has been a 5% or greater change from the prevailing benchmark allocation.

The fair values of the pension plan’s assets at December 31, 2011 by asset category are as follows (in thousands):

Asset Category	Quoted Prices In Active Markets for Identical Assets (Level 1)
Cash	$795
Mutual Funds: (1)
US Large Cap Growth	708
US Large Cap Value	11,413
US Large Cap Blend	2,731
US Mid-Cap Growth	642
US Mid-Cap Value	1,427
US Mid-Cap Blend	1,197
US Small Cap Blend	325
International Equity	4,440
Balanced	7,990
Common Stock (2)	369

Total pension assets	$32,037

(1)	The plan maintains diversified mutual funds in an attempt to diversify risks and reduce volatility while achieving the targeted asset mix.
(2)	This category invests in aggressive growth common stocks.

The pension assets were measured using the market valuation technique with level 1 input. Quoted market prices are available for identical securities for the mutual funds and common stock and all the pension assets trade in active markets.

The following benefit payments are expected to be paid (in thousands):

Expected Future Service	Pension Benefits
2012	$1,587
2013	1,641
2014	1,708
2015	1,866
2016	1,933
Years 2017-2021	10,583

Defined Contribution 401(k) Plan:

The table below outlines the terms of the Security Plus 401(k) Plan and the associated employer costs (dollars in thousands):

	For the Years Ended December 31,
	2011		2010	2009
Employee salary contribution limit (1)		$16.5	16.5	16.5
Percentage of salary limitation	%	75	75	75
Total match contribution (2)		$—	—	771
Vesting of employer match		Immediate	Immediate	Immediate

(1)	For each of the years in the three year period ended December 31, 2011, employees over the age of 50 were entitled to contribute $22,000.
(2)	The employer matched 100% of the first 3% of employee contributions and 50% of the next 2% of employee contributions. The Company discontinued the employer match on April 1, 2009.

Redeemable 5% Cumulative Preferred Stock	12 Months Ended
Dec. 31, 2011
Redeemable 5% Cumulative Preferred Stock [Abstract]
Preferred Stock [Text Block]
26.	Redeemable 5% Cumulative Preferred Stock

On June 7, 2004, the Company’s board of directors designated 15,000 shares of the Company’s preferred stock as 5% Cumulative Preferred Stock. On June 21, 2004, the Company sold all 15,000 shares of the 5% Cumulative Preferred Stock to an investor group in a private offering.

The Company’s 5% Cumulative Preferred Stock has a stated value of $1,000 per share. At December 31, 2011, the shares of 5% Cumulative Preferred Stock were redeemable at the option of the Company, from time to time, at redemption prices ranging from $1,020 per share for the twelve month period ending 2012 to $1,000 per share for the twelve month period ending April 29, 2016. In addition, following the effectiveness of the Second Amendment described below, to the extent the shares are not earlier redeemed pursuant to the optional redemption right, the Company will be required to redeem 5,000 shares of the 5% Cumulative Preferred Stock during each of the years ending December 31, 2016, 2017 and 2018 for an aggregate annual redemption price of $5.0 million, or $1,000 per share. The 5% Cumulative Preferred Stock liquidation preference is equal to its stated value of $1,000 per share plus any accumulated and unpaid dividends or an amount equal to the applicable redemption price in a voluntary liquidation or winding up of the Company. Holders of the 5% Cumulative Preferred Stock have no voting rights, except as provided by Florida law, and are entitled to receive, when and as declared by the Company’s board of directors (and currently also upon the written non-objection from the Federal Reserve), cumulative quarterly cash dividends on each such share at a rate per annum of 5% of the stated value from the date of issuance. From the second quarter of 2004 through the third quarter of 2011, the Company paid quarterly dividends on the 5% Cumulative Preferred Stock of $187,500. The Company’s Board of Directors declared the $187,500 dividend on the 5% Cumulative Preferred Stock, subject to the written non-objection of the Federal Reserve. However, BFC subsequently determined not to seek the Federal Reserve’s written non-objection to the dividend payment and, therefore, has not yet made the dividend payment. Unpaid dividends on BFC’s outstanding preferred stock will cumulate, and it is anticipated that payment of unpaid cumulative dividends will be made following BFC’s deregistration as a unitary savings and loan holding company. Deregistration is expected to occur in connection with the consummation of BankAtlantic Bancorp’s currently proposed sale of BankAtlantic to BB&T. Upon deregistration, dividend payments by BFC, including with respect to its outstanding preferred stock, will no longer require the prior written non-objection of the Federal Reserve. The $187,500 amount related to the fourth quarter dividend payment is included in other liabilities in the accompanying consolidated statement of financial condition as of December 31, 2011.

On December 17, 2008, the Company amended certain of the previously designated relative rights, preferences and limitations of the Company’s 5% Cumulative Preferred Stock (the “First Amendment”). The First Amendment eliminated the right of the holders of the 5% Cumulative Preferred Stock to convert their shares into shares of the Company’s Class A Common Stock. The First Amendment also required the Company to redeem shares of the 5% Cumulative Preferred Stock with the net proceeds received in the event the Company sold any shares of Benihana’s stock that it owned.

In December 2008, based on an analysis of the 5% Cumulative Preferred Stock after giving effect to the First Amendment, the Company determined that the 5% Cumulative Preferred Stock met the requirements to be re-classified outside of permanent equity at its fair value at the effective date of the amendment of approximately $11.0 million into the mezzanine category. The remaining amount of approximately $4.0 million is in additional paid in capital in the Company’s consolidated statements of financial condition. The fair value of the 5% Cumulative Preferred Stock was calculated by using an income approach by discounting estimated cash flows at a market discount rate.

During March 2012, the Company entered into an agreement with the holders of the 5% Cumulative Preferred Stock which contemplates additional amendments to the relative rights, preferences and limitations of the 5% Cumulative Preferred Stock (the “Second Amendment”). The Second Amendment is expected to be effected by the filing of Articles of Amendment to the Company’s Amended and Restated Articles of Incorporation, which is subject to the approval of the Company’s Board of Directors. As indicated above, following the effectiveness of the Second Amendment, the Company will be required to redeem, to the extent not earlier redeemed pursuant to the previously described optional redemption right, 5,000 shares of the 5% Cumulative Preferred Stock for an aggregate redemption price of $5.0 million ($1,000 per share) during each of the years ending December 31, 2016, 2017 and 2018. The Second Amendment is also expected to provide that, in the event of default on the Company’s obligations to make dividend payments or redeem the 5% Cumulative Preferred Stock in accordance with the mandatory redemption provision, the holders of the 5% Cumulative Preferred Stock will be entitled to receive from the Company shares of Bluegreen’s common stock having, in the aggregate, a fair market value equal to the amount of the dividend or redemption payment defaulted on, subject, in the case of a mandatory redemption payment default, to a maximum of 5,000,000 shares of Bluegreen’s common stock. In consideration therefor and as a result of BFC’s 2011 conversions of its shares of Benihana’s Series B Convertible Preferred Stock, it is contemplated that the Second Amendment will eliminate (i) the right of the holders of BFC’s 5% Cumulative Preferred Stock, in the event BFC defaulted on its dividend payment obligations with respect to its 5% Cumulative Preferred Stock, to receive directly from Benihana the payments due and (ii) the provision contained in the First Amendment which required BFC to redeem shares of the 5% Cumulative Preferred Stock with the net proceeds it receives in the event it sells any of its shares of Benihana’s Common Stock.

Under applicable accounting guidance assuming the filing of the Second Amendment and as a result of mandatory redemption provision contained therein, the 5% Cumulative Preferred Stock will be classified as a liability at its estimated fair value beginning in the second quarter of 2012.

Common Stock, Preferred Stock and Dividends	12 Months Ended
Dec. 31, 2011
Common Stock, Preferred Stock and Dividend [Abstract]
Common Stock, Preferred Stock and Dividends
27.	Common Stock, Preferred Stock and Dividends

Common Stock

On September 21, 2009, BFC adopted a rights agreement (“Rights Agreement”) designed to preserve shareholder value and protect our ability to use available net operating loss (“NOLs”) carryforwards. The Rights Agreement provides a deterrent to shareholders from acquiring a 5% or greater ownership interest in BFC’s Class A Common Stock and Class B Common Stock without the prior approval of BFC’s Board of Directors. Shareholders of BFC at September 21, 2009 were not required to divest any shares. Our Board of Directors has exempted the proposed merger with Bluegreen from the operation of the Rights Agreement. The merger, if consummated, will likely result in a substantial limitation on BFC’s ability to utilize available net operating loss carryforwards in the future.

In connection with the consummation of BFC’s merger with Woodbridge on September 21, 2009, BFC’s Articles of Incorporation were amended to increase the number of authorized shares of BFC’s Class A Common Stock from 100,000,000 shares to 150,000,000 shares. BFC also amended its Articles of Incorporation on September 21, 2009 to set forth the designation and number of preferred shares as well as the relative rights, preferences and limitations of the preferred shares which may be issued under the terms and conditions of the Rights Agreement.

On September 21, 2009, BFC’s Board of Directors approved a share repurchase program which authorizes the repurchase of up to 20,000,000 shares of Class A and Class B Common Stock at an aggregate cost of no more than $10 million. This program replaced the $10 million repurchase program that BFC’s Board of Directors approved in October 2006 which placed a limitation on the number of shares which could be repurchased under the program at 1,750,000 shares of Class A Common Stock. During the year ended December 31, 2008, BFC repurchased 100,000 shares of Class A Common Stock at an aggregate cost of $54,000 under the prior program. The current program, like the prior program, authorizes management, at its discretion, to repurchase shares from time to time subject to market conditions and other factors. No shares were repurchased during the years ended December 31, 2011, 2010 or 2009.

The Company’s Articles of Incorporation authorize the Company to issue both Class A Common Stock, par value $.01 per share, and Class B Common Stock, par value $.01 per share. Holders of the Company’s Class A Common Stock are entitled to one vote for each share held, with all holders of Class A Common Stock possessing in the aggregate 22% of the total voting power. Holders of Class B Common Stock possess the remaining 78% of the total voting power. When the number of shares of Class B Common Stock outstanding decreases to 1,800,000 shares, the Class A Common Stock’s aggregate voting power will increase to 40% and the Class B Common Stock will have the remaining 60%. When the number of shares of Class B Common Stock outstanding decreases to 1,400,000 shares, the Class A Common Stock’s aggregate voting power will increase to 53% and the Class B Common Stock will have the remaining 47%. These relative voting percentages will remain fixed unless the number of shares of Class B Common Stock outstanding decreases to 500,000 shares or less, at which time the fixed voting percentages will be eliminated, and holders of Class A Common Stock and holders of Class B Common Stock would then each be entitled to one vote per share held. Each of the above share thresholds is expected to be ratably reduced in connection with the reverse stock split anticipated to be effected by BFC in the event its merger with Bluegreen is consummated. The reverse stock split will also ratably reduce the number of authorized shares of the Company’s Class A Common Stock and Class B Common Stock, and be effected under Florida law through an amendment to the Company’s Articles of Incorporation. Each share of Class B Common Stock is convertible at the option of the holder thereof into one share of Class A Common Stock.

Preferred Stock

The Company’s authorized capital stock includes 10 million shares of preferred stock, par value of $.01 per share. See Note 26 for further information.

Bylaw Amendments

On February 11, 2008, our Board of Directors amended our Bylaws to include advance notice procedures requiring, among other things, that a shareholder wishing to properly bring business before an annual meeting of the Company’s shareholders or nominate a candidate to serve on the Board of Directors of the Company must deliver written notice of such business or nomination to the Company’s Secretary (i) not less than 90 days nor more than 120 days prior to the anniversary date of the preceding year’s annual meeting of the Company’s shareholders or (ii) in the event that the annual meeting of the Company’s shareholders is called for a date that is not within 30 days before or after the anniversary date of the preceding year’s annual meeting of the Company’s shareholders, not later than the close of business on the tenth day after the earlier of notice of the date of the annual meeting of shareholders is mailed or public disclosure of the date of the annual meeting of shareholders is made.

On September 21, 2009, in connection with the consummation of the Woodbridge merger, our Bylaws were further amended to increase the maximum size of the Board from 12 to 15 directors and to provide that each director thereafter elected or appointed to the Board would serve for a term expiring at our next annual meeting of shareholders. As a result of the latter amendment, following our 2012 Annual Meeting of Shareholders, we will no longer have a staggered Board. Under the terms of our merger agreement with Bluegreen, our Bylaws will be amended in connection with the consummation of the merger to increase the maximum size of the Board to 20 members in order to permit the appointment to the Board of the six directors of Bluegreen who do not also currently serve as directors of BFC.

Dividends

BFC has never paid cash dividends on its common stock. BFC is currently prohibited from paying dividends on its common stock and preferred stock without the prior written non-objection of the Federal Reserve. See Note 2 for further information.

Noncontrolling Interests	12 Months Ended
Dec. 31, 2011
Noncontrolling Interests [Abstract]
Noncontrolling Interests
28.	Noncontrolling Interests

The following table summarizes the noncontrolling interests held by others in the Company’s subsidiaries at December 31, 2011 and 2010 (in thousands):

	December 31,
	2011	2010
BankAtlantic Bancorp	$(7,906)	7,823
Bluegreen	39,489	44,362
Joint ventures	31,693	26,071

Total noncontrolling interests	$63,276	78,256

The following table summarizes the noncontrolling interests (loss) earnings recognized by others with respect to the Company’s subsidiaries for the years ended December 31, 2011, 2010 and 2009 (in thousands):

	For the Years Ended December 31,
	2011	2010	2009
Noncontrolling interest – Continuing Operations:
BankAtlantic Bancorp	$(13,522)	(85,821)	(127,716)
Woodbridge	—	—	6,008
Bluegreen	15,894	12,077	3,416
Joint ventures	9,206	7,980	(3,002)

	$11,578	(65,764)	(121,294)

Noncontrolling interest – Discontinued Operations:
BankAtlantic Bancorp	$—	(274)	2,592
Woodbridge	—	—	(661)
Bluegreen	(19,814)	(10,301)	(1,248)

	$(19,814)	(10,575)	683

Net loss attributable to noncontrolling interests	$(8,236)	(76,339)	(120,611)

Fair Value Measurement	12 Months Ended
Dec. 31, 2011
Fair Value Measurement [Abstract]
Fair Value Measurement
29.	Fair Value Measurement

Fair value is defined as the price that would be received on the sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. There are three main valuation techniques to measure fair value of assets and liabilities: the market approach, the income approach and the cost approach. The accounting literature defines an input fair value hierarchy that has three broad levels and gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3).

The valuation techniques are summarized below:

The market approach uses prices and other relevant information generated by market transactions involving identical or comparable assets or liabilities.

The income approach uses financial models to convert future amounts to a single present amount. These valuation techniques include present value and option-pricing models.

The cost approach is based on the amount that currently would be required to replace the service capacity of an asset. This technique is often referred to as current replacement costs.

The input fair value hierarchy is summarized below:

Level 1 inputs are quoted prices (unadjusted) in active markets for identical assets or liabilities that the Company has the ability to access at each reporting date. An active market for the asset or liability is a market in which transactions for the asset or liability occur with sufficient frequency and volume to provide pricing information on an ongoing basis. A quoted price in an active market provides the most reliable evidence of fair value and is used to measure fair value whenever available.

Level 2 inputs are inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly. If the asset or liability has a specified (contractual) term, a Level 2 input must be observable for substantially the full term of the asset or liability. Level 2 inputs include: quoted prices for similar assets or liabilities in active markets; quoted prices for identical or similar assets or liabilities in markets that are not active(markets in which there are few transactions for the asset or liability, the prices are not current, or price quotations vary substantially either over time or among market makers (for example, some brokered markets), or in which little information is released publicly (for example, a principal-to-principal market)), and inputs other than quoted prices that are observable for the asset or liability (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).

Level 3 inputs are unobservable inputs for the asset or liability. Unobservable inputs are only used to measure fair value to the extent that observable inputs are not available, thereby allowing for the fair value of an asset or liability to be measured in situations when there is little, if any, market activity for the asset or liability at the measurement date.

The following table presents major categories of the Company’s assets measured at fair value on a recurring basis as of December 31, 2011 (in thousands):

	Fair Value Measurements Using
Description	December 31, 2011	Quoted prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Mortgage-backed securities	$13,418	—	13,418	—
REMICS	31,690	—	31,690	—
Benihana Common Stock	16,190	16,190	—	—
Other equity securities	1,505	1,005	500	—

Total	$62,803	17,195	45,608	—

The following table presents major categories of the Company’s assets measured at fair value on a recurring basis as of December 31, 2010 (in thousands):

	Fair Value Measurements Using
Description	December 31, 2010	Quoted prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Mortgage-backed securities	$112,042	—	112,042	—
REMICS	68,841	—	68,841	—
Agency bonds	60,143	—	60,143	—
Municipal bonds	162,123	—	162,123	—
Taxable securities	19,922	—	19,922	—
Foreign currency put options	24	24	—	—
Benihana Convertible Preferred Stock	21,106	—	—	21,106
Other equity securities	20,819	20,819	—	—

Total	$465,020	20,843	423,071	21,106

There were no recurring liabilities measured at fair value in the Company’s financial statements as of December 31, 2011 or 2010.

The following table presents major categories of assets measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the years ended December 31, 2010 and 2011 (in thousands):

	Interests in Notes Receivable Sold	Other Bonds	Benihana Convertible Preferred Stock	Total
Balance at December 31, 2009	$26,340	250	17,766	44,356
Total gains and losses (realized/unrealized)	—	—	—	—
Included in earnings	—	—	—	—
Cumulative effect of change in accounting principle (1)	(26,340)	—	—	(26,340)
Included in other comprehensive income	—	—	3,340	3,340
Purchases, issuances, and settlements	—	(250)	—	(250)
Transfers in and/or out of Level 3		—	—	—

Balance at December 31, 2010	—	—	21,106	21,106
Total gains and losses (realized/unrealized)	—	—	—	—
Included in earnings	—	—	—	—
Included in other comprehensive income	—	—	(155)	(155)
Purchases, issuances, and settlements (2)	—	—	(5,238)	(5,238)
Transfers in and/or out of Level 3 (2)	—	—	(15,713)	(15,713)

Balance at December 31, 2011	$—	—	—	—

(1)	Retained interests in notes receivable sold was eliminated upon a change in accounting principle. For further information, see Note 4.
(2)	During May and July 2011, BFC converted an aggregate of 300,000 shares of Convertible Preferred Stock of Benihana into shares of Benihana’s Common Stock. In connection with the May 2011 conversion, effective for the quarter ended June 30, 2011, we began to assess the value of our investment in Benihana’s Convertible Preferred Stock, as if converted, by using the market approach with Level 2 measurements instead of the income approach with Level 3 measurements which we historically used. During October 2011, BFC converted its remaining 500,000 shares of Convertible Preferred Stock of Benihana into shares of Benihana’s Common Stock.

The valuation techniques and the inputs used in our financial statements to measure the fair value of our recurring financial instruments are described below.

The fair values of agency bonds, municipal bonds, taxable bonds, mortgage-backed and real estate mortgage conduit securities (“REMICS”) are estimated using independent pricing sources and matrix pricing. Matrix pricing uses a market approach valuation technique and Level 2 valuation inputs as quoted market prices are not available for the specific securities that BankAtlantic owns. The independent pricing sources value these securities using observable market inputs including: benchmark yields, reported trades, broker/dealer quotes, issuer spreads and other reference data in the secondary institutional market which is the principal market for these types of assets. To validate fair values obtained from the pricing sources, BankAtlantic reviews fair value estimates obtained from brokers, investment advisors and others to determine the reasonableness of the fair values obtained from independent pricing sources. BankAtlantic reviews any price that it determines may not be reasonable and requires the pricing sources to explain the differences in fair value or reevaluate its fair value.

During the year ended December 31, 2010, the estimated fair value of the Company’s investment in Benihana’s Convertible Preferred Stock was assessed using the income approach with Level 3 inputs by discounting future cash flows at a market discount rate combined with the fair value of the underlying shares of Benihana’s Common Stock that BFC would have received at that time upon conversion of its shares of Benihana’s Convertible Preferred Stock. At December 31, 2010, the estimated fair value of our investment in Benihana’s Convertible Preferred Stock was approximately $21.1 million based on the income approach with Level 3 inputs. As discussed above, during 2011, BFC converted all 800,000 shares of Benihana’s Convertible Preferred Stock that it owned into an aggregate of 1,582,577 shares of Benihana’s Common Stock. The estimated fair value of Benihana’s Common Stock at December 31, 2011 was obtained by using the quoted market price using Level 1 inputs. At December 31, 2011, the estimated fair value of our investment in Benihana’s Common Stock of approximately $16.2 million was based on the closing price of Benihana’s Common Stock on the NASDAQ on December 31, 2011 of $10.23 per share.

Equity securities are generally fair valued using the market approach and quoted market prices (Level 1) or matrix pricing (Level 2 or Level 3) with inputs obtained from independent pricing sources, if available. We also obtain non-binding broker quotes to validate fair values obtained from matrix pricing. However, for certain equity and debt securities in which observable market inputs cannot be obtained, we value these securities either using the income approach and pricing models that we have developed or based on observable market data that we adjust based on our judgment of the factors we believe a market participant would use to value the securities (Level 3). We also hold investments in private limited partnerships that do not have readily determinable fair values. We use the net asset value per share as provided by the partnership to estimate the fair value of these investments. The net asset value of the partnership is a Level 2 input since, with respect to our current limited partnership investments, we have the ability to redeem our investment at its net asset value.

The fair value of foreign currency put options was obtained using the market approach and quoted market prices using Level 1 inputs.

The following table presents major categories of assets measured at fair value on a non-recurring basis as of December 31, 2011 (in thousands):

	Fair Value Measurements Using
Description	December 31, 2011	Quoted prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total Impairments (1)
Loans measured for impairment using the fair value of the underlying collateral	$340,479	—	—	340,479	82,101
Impairment of real estate owned	82,217	—	—	82,217	14,215
Impairment of real estate held for sale	3,898	—	—	3,898	600
Impairment of loans held for sale	41,408	—	—	41,408	7,646

Total	$468,002	—	—	468,002	104,562

(1)	Total impairment represents the amount of loss recognized during the year ended December 31, 2011 on assets that were measured at fair value as of December 31, 2011.

The following table presents major categories of assets measured at fair value on a non-recurring basis as of December 31, 2010 (in thousands):

	Fair Value Measurements Using
Description	December 31, 2010	Quoted prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total Impairments (1)
Loans measured for impairment using the fair value of the underlying collateral	$395,333	—	—	395,333	$146,521
Impairment of real estate owned	26,359	—	—	26,359	6,830
Impairment of assets held for sale	13,878	—	—	13,878	4,469
Impairment of real estate held for sale	5,435	—	—	5,435	2,604

Total	$441,005	—	—	441,005	$160,424

(1)	Total impairments represent the amount of loss recognized during the year ended December 31, 2010 on assets that were measured at fair value as of December 31, 2010.

Loans Measured for Impairment

Impaired loans are generally valued based on the fair value of the underlying collateral. BankAtlantic Bancorp primarily uses third party appraisals to assist in measuring non-homogenous impaired loans. These appraisals generally use the market or income approach valuation technique and use market observable data to formulate an opinion of the fair value of the loan’s collateral. However, the appraiser uses professional judgment in determining the fair value of the collateral or properties and BankAtlantic may also adjust these values for changes in market conditions subsequent to the appraisal date. When current appraisals are not available for certain loans, BankAtlantic uses its judgment on market conditions to adjust the most current appraisal. The sales prices may reflect prices of sales contracts not closed and the amount of time required to sell out the real estate project may be derived from current appraisals of similar projects. Consequently, the calculation of the fair value of the collateral uses Level 3 inputs. BankAtlantic Bancorp generally uses third party brokered price options or an automated valuation service to measure the fair value of the collateral for impaired homogenous loans in the establishment of specific reserves or charge-offs when these loans become 120 days delinquent. These third party valuations from real estate professionals also use Level 3 inputs in the determination of the fair values.

Impaired Real Estate Owned

Real estate is generally valued using third party appraisals or broker price opinions. These appraisals generally use the market approach valuation technique and use market observable data to formulate an opinion of the fair value of the properties. However, the appraisers or brokers use professional judgments in determining the fair value of the properties and we may also adjust these values for changes in market conditions subsequent to the valuation date. As a consequence of using appraisals, broker price opinions and adjustments to appraisals, the fair values of the properties are considered Level 3 inputs.

Loans Held for Sale

Loans held for sale are valued using an income approach with Level 3 inputs as market quotes or sale transactions of similar loans are generally not available. The fair value is estimated by discounting forecasted cash flows using a discount rate that reflects the risks inherent in the loans held for sale portfolio. For non-performing loans held for sale, the forecasted cash flows are based on the estimated fair value of the collateral less cost to sell adjusted for foreclosure expenses and other operating expenses of the underlying collateral until foreclosure or sale.

Financial Disclosures about Fair Value of Financial Instruments

The following table presents information for financial instruments at December 31, 2011 and 2010 (in thousands):

	December 31, 2011		December 31, 2010
	Carrying Amount	Fair Value	Carrying Amount	Fair Value
Financial assets:
Cash and due from other banks	$183,048	183,048	178,868	178,868
Interest bearing deposits in other banks	675,741	675,741	455,538	455,538
Restricted cash	62,727	62,727	62,249	62,249
Securities available for sale and derivatives	62,803	62,803	465,020	465,020
Investment securities	256	256	2,033	2,033
Tax certificates	46,488	45,562	89,789	90,738
Federal Home Loan Bank stock	18,308	18,308	43,557	43,557
Loans receivable including loans held for sale, net	2,497,837	2,311,177	3,039,486	2,689,890
Notes receivable	517,836	558,000	574,969	619,000
Financial liabilities:
Deposits	$3,279,852	3,279,331	3,891,190	3,893,807
Advances from FHLB	—	—	170,000	170,038
Securities sold under agreements to repurchase and other short term borrowings	—	—	22,764	22,764
Receivable-backed notes payable	478,098	468,000	569,214	560,728
Notes and mortgage notes payable and other borrowings	108,533	107,989	228,184	214,527
Junior subordinated debentures	477,316	336,221	461,568	220,080

Management has made estimates of fair value that it believes to be reasonable. However, because there is no active market for many of these financial instruments and management has derived the fair value of the majority of these financial instruments using the income approach technique with Level 3 unobservable inputs, there is no assurance that the Company or its subsidiaries would receive the estimated value upon sale or disposition of the asset or pay the estimated value upon disposition of the liability in advance of its scheduled maturity. Management estimates used in its net present value financial models rely on assumptions and judgments regarding issues where the outcome is unknown and actual results or values may differ significantly from these estimates. These fair value estimates do not consider the tax effect that would be associated with the disposition of the assets or liabilities at their fair value estimates.

Interest bearing deposits in other banks include $5.7 million and $45.6 million of certificates of deposits guaranteed by the FDIC with maturities of less than one year as of December 31, 2011 and 2010, respectively. Due to the FDIC guarantee and the short maturity of these certificates of deposit, the fair value of these deposits approximates the carrying value.

The fair value of tax certificates was calculated using the income approach with Level 3 inputs. The fair value is based on discounted expected cash flows using discount rates that take into account the risk of the cash flows of tax certificates relative to alternative investments.

The fair value of FHLB stock is its carrying amount.

Fair values are estimated for BankAtlantic Bancorp loan portfolios with similar financial characteristics. Loans are segregated by category, and each loan category is further segmented into fixed and adjustable rate interest terms and by performing and non-performing categories.

The fair value of BankAtlantic Bancorp’s performing loans is calculated by using an income approach with Level 3 inputs. The fair values are estimated by discounting forecasted cash flows through the estimated maturity using estimated market discount rates that reflect the interest rate risk inherent in the loan portfolio. The estimate of average maturity is based on BankAtlantic’s historical experience with prepayments for each loan classification, modified as required, by an estimate of the effect of current economic and lending conditions. Management of BankAtlantic Bancorp assigns a credit risk premium and an illiquidity adjustment to these loans based on risk grades and delinquency status.

The estimated fair value of Bluegreen’s notes receivable is based on estimated future cash flows considering contractual payments and estimates of prepayments and defaults, discounted at a market rate.

As permitted by applicable accounting guidance, the fair value of deposits with no stated maturity, such as non-interest bearing demand deposits, savings and NOW accounts, and money market and checking accounts, is shown in the above table at book value. The fair value of certificates of deposit is based on an income approach with Level 3 inputs. The fair value is calculated by the discounted value of contractual cash flows with the discount rate estimated using current rates offered by BankAtlantic for similar remaining maturities.

The fair value of short-term borrowings is calculated using the income approach with Level 2 inputs. Contractual cash flows are discounted based on current interest rates. The carrying value of these borrowings approximates fair value as maturities are generally less than thirty days.

The fair value of FHLB advances was calculated using the income approach with Level 2 inputs. The fair value was based on discounted cash flows using rates offered for debt with comparable terms to maturity and issuer credit standing.

The estimated fair values of notes and mortgage notes payable and other borrowings, including receivable-backed notes payable, were determined by discounting the net cash flows to be used to repay the debt.

In determining the fair value of BankAtlantic Bancorp’s junior subordinated debentures, BankAtlantic Bancorp used NASDAQ price quotes available with respect to its $73.5 million of publicly traded trust preferred securities related to its junior subordinated debentures (“public debentures”). However, $263.6 million of the outstanding trust preferred securities related to its junior subordinated debentures are not traded, but are privately held in pools (“private debentures”) and with no trading markets, sales history, liquidity or readily determinable source for valuation. BankAtlantic Bancorp has deferred the payment of interest with respect to all of its junior subordinated debentures as permitted by the terms of these securities. Based on the deferral status and the lack of liquidity and ability of a holder to actively sell such private debentures, the fair value of these private debentures may be subject to a greater discount to par and have a lower fair value than indicated by the public debenture price quotes. However, due to their private nature and the lack of a trading market, fair value of the private debentures was not readily determinable at December 31, 2011 and 2010, and as a practical alternative, BankAtlantic Bancorp used the NASDAQ price quotes of the public debentures to value its remaining outstanding junior subordinated debentures whether privately held or publicly traded.

The estimated fair value of Woodbridge’s and Bluegreen’s junior subordinated debentures as of December 31, 2011 and 2010 were based on the discounted value of contractual cash flows at a market discount rate or market price quotes from the over-the-counter bond market.

Derivatives

During 2010, BankAtlantic expanded its cruise ship automated teller machine (“ATM”) operations and began dispensing foreign currency from certain ATMs on cruise ships. BankAtlantic purchased foreign currency put options as an economic hedge for the foreign currency in its cruise ship ATMs. The foreign currency put options are valued based on market quotes, which is a level 1 input. Included in securities available for sale as of December 31, 2010 was $24,000 of foreign currency put options.

Segment Reporting	12 Months Ended
Dec. 31, 2011
Segment Reporting [Abstract]
Segment Reporting
30.	Segment Reporting

Operating segments are defined as components of an enterprise about which separate financial information is available that is regularly reviewed by the chief operating decision maker in assessing performance and deciding how to allocate resources. Reportable segments consist of one or more operating segments with similar economic characteristics, products and services, production processes, type of customer, distribution system or regulatory environment.

The information provided for segment reporting is based on internal reports utilized by management of the Company and its subsidiaries. The presentation and allocation of assets and results of operations may not reflect the actual economic costs of the segments as standalone businesses. If a different basis of allocation were utilized, the relative contributions of the segments might differ but the relative trends in the segments’ operating results would, in management’s view, likely not be impacted.

The Company’s business activities currently consist of (i) Real Estate and Other Activities and (ii) Financial Services. We currently report the results of our business activities through five segments. Three of the segments relate to our Real Estate and Other business activities. These segments are: BFC Activities; Real Estate Operations; and Bluegreen Resorts. Our other two segments - BankAtlantic and BankAtlantic Bancorp Parent Company - relate to our Financial Services business activities and include BankAtlantic Bancorp’s results of operations. Prior to June 30, 2011, our Real Estate and Other business activities included a fourth reporting segment, Bluegreen Communities. As described herein, Bluegreen Communities has ceased to be a separate reporting segment and is accounted for as a discontinued operation for all periods subsequent to November 16, 2009, the date on which we acquired a controlling interest in Bluegreen, as a result of the determination made by Bluegreen’s board of directors on June 30, 2011 to seek to sell Bluegreen Communities, or all or substantially all of its assets, and the Purchase and Sale Agreement subsequently entered into with respect to substantially all of the assets which comprise Bluegreen Communities. Discontinued operations for each of the years ended December 31, 2009, 2010 and 2011 include Cypress Creek Holdings, and Core Communities for each of the years ended December 31, 2009 and 2010. See Note 5 for further information regarding discontinued operations.

As indicated above, on October 12, 2011, a Purchase and Sale Agreement was entered into between seven of Bluegreen’s subsidiaries and Southstar. The agreement, as amended, provides for the sale to Southstar of substantially all of the assets that comprise Bluegreen Communities for a purchase price of $29.0 million in cash. Assets excluded from the sale primarily include Bluegreen Communities’ notes receivable portfolio. Southstar also agreed to pay an amount equal to 20% of the net proceeds (as calculated in accordance with the terms of the agreement) Southstar receives upon its sale, if any, of two specified parcels of real estate to be purchased by Southstar under the agreement.

As the transaction is an asset sale, liabilities not assumed by Southstar under the agreement and liabilities related to Bluegreen Communities’ operations prior to the closing of the transaction will be retained by Bluegreen’s subsidiaries.

The Company evaluates segment performance based on its segment net income (loss).

The following summarizes the aggregation of the Company’s operating segments into reportable segments:

BFC Activities

The BFC Activities segment consists of BFC operations, our investment in Benihana, and other operations of Woodbridge described below. BFC operations primarily consist of our corporate overhead and general and administrative expenses, including the expenses of Woodbridge, the financial results of a venture partnership that BFC controls and other equity investments, as well as income and expenses associated with BFC’s shared service operations, which provides human resources, risk management, investor relations and executive office administration services to BankAtlantic Bancorp and Bluegreen. This segment also includes investments made by our wholly owned subsidiary, BFC/CCC, Inc. (“BFC/CCC”). Woodbridge’s other operations include the activities of Snapper Creek Equity Management, LLC and certain other investments.

Woodbridge has an equity interest of approximately 41% in Pizza Fusion Holdings, Inc. (“Pizza Fusion”), a restaurant operator and franchisor engaged in the quick service and organic food industries. The investment included all of the outstanding shares of Pizza Fusion’s Series B Convertible Preferred Stock. Pizza Fusion’s Series B Convertible Preferred Stock was entitled to special voting rights, including the right, to the extent Woodbridge chose to do so, to elect a majority of Pizza Fusion’s board of directors. During December 2011, Pizza Fusion effected a stock reclassification pursuant to which each share of Pizza Fusion’s Series A and Series B Convertible Preferred Stock automatically converted into one share of Pizza Fusion’s common stock. As a result, Woodbridge is no longer deemed to have a controlling interest in Pizza Fusion and, under the applicable accounting guidance for business combinations, the financial statements of Pizza Fusion were deconsolidated as of December 31, 2011. In connection with such deconsolidation, the Company recognized a $615,000 loss on investment in subsidiary. Prior to 2011, Pizza Fusion was determined to be a VIE under the provisions of the accounting guidance for VIEs entities, and the operating results of Pizza Fusion were consolidated into BFC.

Real Estate Operations

The Company’s Real Estate Operations segment consists of the operations of Core Communities, prior to the suspension of those activities in December 2010, Carolina Oak, which was engaged in homebuilding activities in South Carolina prior to the suspension of those activities in the fourth quarter of 2008, and Cypress Creek Holdings which was engaged in leasing activities. Cypress Creek Holdings, a wholly owned subsidiary of Woodbridge, owned an 80,000 square foot office building in Fort Lauderdale, Florida. After efforts to lease the space proved unsuccessful, the lender with respect to the office building agreed to permit Cypress Creek Holdings to pursue a short sale of the building and in December 2011, Cypress Creek Holdings signed a letter of intent for the sale of the building and as a result, Cypress Creek Holdings results of operations are reported as a discontinued operation in the Company’s consolidated financial statements and its assets are classified as “assets held for sale from discontinued operations” (see Note 5 for additional information).

Bluegreen Resorts

Bluegreen Resorts markets, sells and manages real estate-based VOIs in resorts generally located in popular, high-volume, “drive-to” vacation destinations, which were developed or acquired by Bluegreen or developed by others. Bluegreen Resorts also earns fees from third-party resort developers and timeshare owners for providing services such as sales and marketing, mortgage servicing, construction management, title, and resort management.

Effective January 1, 2011, Bluegreen modified its measure of segment operating profit (loss) to include certain bank-related charges, which were previously reported as corporate general and administrative expenses. In connection with this modification, presentation for prior periods has been revised to be comparable with the current period. This revision decreased Bluegreen Resorts’ segment operating profit by $2.9 million for the year ended December 31, 2010. The impact of the revision with respect to the Bluegreen Interim Period was not material.

BankAtlantic

The Company’s BankAtlantic segment consists of the banking operations of BankAtlantic, including retail banking services delivered through a network of branches located in Florida.

BankAtlantic Bancorp Parent Company

The BankAtlantic Bancorp Parent Company segment activities include the managing of non-performing loans and related real estate owned acquired from BankAtlantic as well as financing the operations of its subsidiaries.

The following tables present segment information for the years ended December 31, 2011, 2010 and 2009 (in thousands):

2011	BFC Activities	Real estate Operations	Bluegreen Resorts	BankAtlantic	BankAtlantic Bancorp Parent Company	Unallocated Amounts and Eliminations	Segment Total
Revenues:
Sales of VOIs and real estate	$—	—	169,998	—	—	—	169,998
Other resorts fee-based revenue	—	—	70,985	—	—	—	70,985
Fee based sales commission and other revenues	748	—	73,673	—	—	—	74,421
Interest income	—	—	—	141,094	240	90,610	231,944
Financial Services - non-interest income	—	—	—	128,931	(321)	(1,558)	127,052

Total revenues	748	—	314,656	270,025	(81)	89,052	674,400

Costs and Expenses:
Cost of sale of VOIs and real estate	—	—	27,058	—	—	—	27,058
Cost of sale of other resorts operations	—	—	52,094	—	—	—	52,094
Interest expense	4,497	2,533	—	15,694	15,571	55,669	93,964
Provision for loan losses	—	—	—	70,424	1,214	—	71,638
Selling, general and administrative expenses	16,754	195	154,475	—	—	43,830	215,254
Other expenses	209	—	—	185,610	10,215	(870)	195,164

Total costs and expenses	21,460	2,728	233,627	271,728	27,000	98,629	655,172

Gain (loss) on settlement of investment in subsidiary	(615)	11,305	—	—	—	—	10,690
Gain on extinguishment of debt	—	11,625	—	—	—	—	11,625
Equity in earnings from unconsolidated affiliates	1,371	—	—	—	(255)	140	1,256
Other income	4,901	—	—	—	—	(3,064)	1,837

(Loss) income from continuing operations before income taxes	(15,055)	20,202	81,029	(1,703)	(27,336)	(12,501)	44,636
Less: (Benefit) provision for income taxes	(4,965)	3	—	(298)	—	26,217	20,957

(Loss) income from continuing operations	(10,090)	20,199	81,029	(1,405)	(27,336)	(38,718)	23,679
Loss from discontinued operations	—	(1,703)	—	—	—	(41,482)	(43,185)

Net (loss) income	$(10,090)	18,496	81,029	(1,405)	(27,336)	(80,200)	(19,506)

Less: Net loss attributable to noncontrolling interests						(8,236)	(8,236)

Net loss attributable to BFC						$(71,964)	(11,270)

Total assets	$65,175	6,584	785,382	3,648,546	323,112	(50,644)	4,778,155

2010	BFC Activities	Real estate Operations	Bluegreen Resorts	BankAtlantic	BankAtlantic Bancorp Parent Company	Unallocated Amounts and Eliminations	Segment Total
Revenues:
Sales of VOIs and real estate	$—	2,739	164,567	—	—	—	167,306
Other resorts fee-based revenue	—	—	65,979	—	—	—	65,979
Fee based sales commission and other revenues	1,781	1,027	52,966	—	—	(250)	55,524
Interest income	—	—	—	176,025	300	96,023	272,348
Financial Services - non-interest income	—	—	—	105,762	1,257	(1,558)	105,461

Total revenues	1,781	3,766	283,512	281,787	1,557	94,215	666,618

Costs and Expenses:
Cost of sale of VOIs and real estate	—	23,232	19,862	—	—	—	43,094
Cost of sale of other resorts operations	—	—	46,863	—	—	—	46,863
Interest expense	6,264	12,094	—	24,691	14,872	61,845	119,766
Provision for loan losses	—	—	—	138,825	5,536	—	144,361
Selling, general and administrative expenses	25,602	8,220	154,436	—	—	38,495	226,753
Other expenses	—	—	—	236,315	9,043	311	245,669

Total costs and expenses	31,866	43,546	221,161	399,831	29,451	100,651	826,506

Loss on settlement of investment in subsidiary	(977)	—	—	—	—	—	(977)
Gain on extinguishment of debt	—	13,049	—	—	—	—	13,049
Equity in (loss) earnings from unconsolidated affiliates	(2,045)	—	—	—	1,054	140	(851)
Other income	6,481	888	—	—	—	(4,682)	2,687

(Loss) income from continuing operations before income taxes	(26,626)	(25,843)	62,351	(118,044)	(26,840)	(10,978)	(145,980)
Less: (Benefit) provision for income taxes	(7,097)	—	—	(2,134)	—	18,446	9,215

(Loss) income from continuing operations	(19,529)	(25,843)	62,351	(115,910)	(26,840)	(29,424)	(155,195)
Loss from discontinued operations	—	(2,962)	—	—	(500)	(21,530)	(24,992)

Net (loss) income	$(19,529)	(28,805)	62,351	(115,910)	(27,340)	(50,954)	(180,187)

Less: Net loss attributable to noncontrolling interests						(76,339)	(76,339)

Net loss attributable to BFC						$25,385	(103,848)

Total assets	$95,035	37,937	864,904	4,469,168	338,358	7,664	5,813,066

2009	BFC Activities	Real estate Operations	Bluegreen Resorts	BankAtlantic	BankAtlantic Bancorp Parent Company	Unallocated Amounts and Eliminations	Segment Total
Revenues:
Sales of VOIs and real estate	$—	6,605	17,622	—	—	40	24,267
Other resorts fee-based revenue	—	—	5,073	—	—	—	5,073
Fee based sales commission and other revenues	1,296	1,071	5,520	—	—	(35)	7,852
Interest income	—	—	—	223,048	573	14,323	237,944
Financial Services - non-interest income	—	—	—	128,813	1,077	(1,565)	128,325

Total revenues	1,296	7,676	28,215	351,861	1,650	12,763	403,461

Costs and Expenses:
Cost of sale of VOIs and real estate	7,749	82,105	3,118	—	—	13,901	106,873
Cost of sale of other resorts operations	—	—	3,538	—	—	—	3,538
Interest expense	6,511	5,577	—	59,724	15,535	4,195	91,542
Provision for loan losses	—	—	—	214,244	18,414	—	232,658
Selling, general and administrative expenses	30,388	14,885	15,775	—	—	1,929	62,977
Impairment of goodwill	2,001	—	—	—	—	—	2,001
Other expenses	—	1,132	—	258,799	9,000	(826)	268,105

Total costs and expenses	46,649	103,699	22,431	532,767	42,949	19,199	767,694

Gain on bargain purchase of investment in Bluegreen	182,849	—	—	—	—	—	182,849
Gain on settlement of investment in subsidiary	16,296	—	—	—	—	13,383	29,679
Equity in earnings from unconsolidated affiliates	32,276	—	—	479	487	139	33,381
Impairment of unconsolidated affiliates	(31,181)	—	—	—	—	—	(31,181)
Impairment of other investments	(2,396)	—	—	—	—	—	(2,396)
Investment gains	6,654	—	—	—	—	—	6,654
Other income	5,775	521	—	—	—	(3,192)	3,104

Income (loss) from continuing operations before income taxes	164,920	(95,502)	5,784	(180,427)	(40,812)	3,894	(142,143)
Less: Benefit for income taxes	(35,503)	—	—	(31,719)	—	(278)	(67,500)

Income (loss) from continuing operations	200,423	(95,502)	5,784	(148,708)	(40,812)	4,172	(74,643)
(Loss) income from discontinued operations	—	(20,969)	—	—	3,701	(1,421)	(18,689)

Net income (loss)	$200,423	(116,471)	5,784	(148,708)	(37,111)	2,751	(93,332)

Less: Net loss attributable to noncontrolling interests						(120,611)	(120,611)

Net income attributable to BFC						$123,362	27,279

Total assets	$122,070	257,390	546,282	4,755,122	456,860	(95,623)	6,042,101

Regulatory Matters	12 Months Ended
Dec. 31, 2011
Regulatory Matters [Abstract]
Regulatory Matters
31.	Regulatory Matters

BFC

The Company owns approximately 53% of the total number of outstanding shares of BankAtlantic Bancorp’s Class A Common Stock and Class B Common Stock, which in the aggregate represents an approximately 75% voting interest in BankAtlantic Bancorp. BankAtlantic Bancorp currently owns 100% of BankAtlantic’s outstanding common stock. Accordingly, each of BFC and BankAtlantic Bancorp currently is a “unitary savings and loan holding company” subject to regulatory oversight and examination by the Federal Reserve, including normal supervision and reporting requirements. The Federal Reserve succeeded to the supervisory authority previously held by the OTS in connection with the effectiveness of the Dodd Frank Act on July 21, 2011. Among other things, this authority permits the Federal Reserve to restrict or prohibit activities that are determined to be a serious risk to the financial safety, soundness or stability of a subsidiary savings association. See Note 2 and the “Regulation” portion of the “Business” section hereof for additional information regarding regulatory requirements applicable to BFC.

As a public company, BFC is subject to reporting and other requirements of the Securities Exchange Act of 1934.

Bluegreen

The vacation ownership and real estate industries are subject to extensive and complex federal, state, and local governmental regulation. Bluegreen is subject to various federal, state, local and foreign environmental, zoning, consumer protection, and other statutes and regulations regarding the acquisition, subdivision, marketing and sale of real estate and VOIs, and various aspects of Bluegreen’s financing operations. On a federal level, the Federal Trade Commission has taken an active regulatory role through the Federal Trade Commission Act, which prohibits unfair or deceptive acts or unfair competition in interstate commerce. In addition, many states have what are known as “Little FTC Acts” that apply to intrastate activity. In addition to the laws applicable to Bluegreen’s customer financing and other operations discussed below, Bluegreen is or may be subject to the Fair Housing Act and various other federal statutes and regulations. Bluegreen is also subject to various foreign laws with respect to La Cabana Beach and Racquet Club in Oranjestad, Aruba and Blue Water Resort in Nassau, Bahamas. In addition, in the future, VOIs may be deemed to be securities subject to regulation as such, which could have a material adverse effect on Bluegreen. The cost of complying with applicable laws and regulations may be significant and Bluegreen may not maintain compliance at all times with all applicable laws, including those discussed below. Any failure to comply with current or future applicable laws or regulations could have a material adverse effect on Bluegreen.

Bluegreen’s vacation ownership resorts are subject to various regulatory requirements, including state and local approvals. The laws of most states require Bluegreen to file a detailed offering statement describing Bluegreen’s business and all material aspects of the project and sale of VOIs with a designated state authority. In addition, when required by state law, Bluegreen provides its VOI purchasers with a public disclosure statement that contains, among other items, detailed information about the surrounding vicinity, the resort and the purchaser’s rights and obligations as a VOI owner. Laws in each state where Bluegreen sells VOIs generally grant the purchaser of a VOI the right to cancel a purchase contract at any time within a specified rescission period following the earlier of the date the contract was signed or the date the purchaser has received the last of the documents required to be provided by Bluegreen. Most states have other laws that regulate Bluegreen’s activities, including: real estate licensure; sellers of travel licensure; anti-fraud laws; telemarketing laws; prize, gift and sweepstakes laws; and labor laws.

Under various federal, state and local laws, ordinances and regulations, the owner of real property generally is liable for the costs of removal or remediation of certain hazardous or toxic substances located on or in, or emanating from, the property, as well as related costs of investigation and property damage. These laws often impose such liability without regard to whether the owner knew of the presence of such hazardous or toxic substances. The presence of these substances, or the failure to properly remediate these substances if they exist, may adversely affect the owner’s ability to sell or lease a property or to borrow using the real property as collateral. Other federal and state laws require the removal or encapsulation of asbestos-containing material when this material is in poor condition or in the event of construction, demolition, remodeling or renovation. Other statutes may require the removal of underground storage tanks. Noncompliance with these and other environmental, health or safety requirements may result in the need to cease or alter operations at a property. In addition, certain state and local laws may impose liability on property developers with respect to construction defects discovered on the property or repairs made by future owners of such property.

Under these laws, Bluegreen may be required to pay for repairs to the developed property. The development, management and operation of Bluegreen’s resorts are also subject to the Americans with Disabilities Act.

Bluegreen’s customer financing activities are also subject to extensive regulation, which can include, but are not limited to: the Truth-in-Lending Act and Regulation Z; the Fair Housing Act; the Fair Debt Collection Practices Act; the Equal Credit Opportunity Act and Regulation B; the Electronic Funds Transfer Act and Regulation E; the Home Mortgage Disclosure Act and Regulation C; Unfair or Deceptive Acts or Practices and Regulation AA; the Patriot Act; the Right to Financial Privacy Act; the Gramm-Leach-Bliley Act; the Fair and Accurate Credit Transactions Act; and anti-money laundering laws.

During the year ended December 31, 2011, approximately 4% of Bluegreen’s VOI sales were generated by marketing to prospective purchasers obtained through internal and affiliated telemarketing efforts. In addition, approximately 8% of Bluegreen’s VOI sales were generated by marketing to prospective purchasers obtained from third-party VOI prospect vendors, many of whom use telemarketing operations to generate these prospects. Bluegreen attempts to monitor the actions and compliance of these third parties but there are risks associated with their use. In recent years, state regulators have increased regulations and enforcement actions related to telemarketing operations, including requiring the adherence to state “do not call” laws. In addition, the Federal Trade Commission and Federal Communications Commission have implemented national “do not call” legislation. These measures have significantly increased the costs associated with telemarketing. While Bluegreen continues to be subject to telemarketing risks and potential liability, Bluegreen believes that its exposure to adverse impacts from this heightened telemarketing legislation and enforcement may be mitigated to some extent by the use of “permission marketing,” whereby Bluegreen obtains the permission of prospective purchasers to contact them in the future, thereby exempting such calls from the various “do not call” laws. Bluegreen has also implemented policies and procedures which it believes will help reduce the possibility that individuals who have requested to be placed on Bluegreen’s internal company do not call list are not contacted, but such policies and procedures may not be effective in ensuring strict regulatory compliance.

As a public company, Bluegreen is subject to reporting and other requirements of the Securities Exchange Act of 1934.

BankAtlantic Bancorp

In July 2010, the Dodd-Frank Wall Street Reform and Consumer Protection Act was signed into law, permanently raising the maximum standard deposit insurance to $250,000 per depositor for each ownership category as defined by the FDIC. The Act also provides for full deposit insurance coverage on non-interest bearing deposit accounts until December 31, 2012.

The ability of BankAtlantic to pay dividends or make other distributions to BankAtlantic Bancorp Parent Company in subsequent periods is subject to regulations and OCC approval and is based upon BankAtlantic’s regulatory capital levels and net income. Under the terms of the Bank Order, BankAtlantic is prohibited from paying dividends to BankAtlantic Bancorp Parent Company without the prior written non-objection of the OCC. The OCC would not approve any distribution that would cause BankAtlantic to fail to meet its capital requirements or if the OCC believes that a capital distribution by BankAtlantic constitutes an unsafe or unsound action or practice, and there is no assurance that the OCC will approve future capital distributions from BankAtlantic. Accordingly, BankAtlantic Bancorp Parent Company does not expect to receive cash dividends from BankAtlantic in the foreseeable future. BankAtlantic did not pay dividends to BankAtlantic Bancorp Parent Company during each of the years in the three year period ended December 31, 2011. However, BankAtlantic Bancorp Parent Company may receive dividends from its asset work-out subsidiary upon the monetizing of the subsidiaries’ non-performing loans. There is no assurance that BankAtlantic Bancorp Parent Company will be able to monetize the loans on acceptable terms, if at all

Pursuant to the Bank Order, BankAtlantic is required to maintain a Tier 1/Core capital ratio equal to or greater than 8% and a total risk-based capital ratio equal to or greater than 14%. BankAtlantic historically maintained its regulatory capital ratios at levels that exceeded prompt corrective action (“PCA”) “well capitalized” requirements; however, based on BankAtlantic’s risk profile, the OCC raised its regulatory capital requirements above the “well capitalized” amounts.

BankAtlantic’s actual capital amounts and ratios are presented in the table and are compared to “well capitalized” requirements and the capital requirements set forth in the Bank Order that BankAtlantic must maintain as of and subsequent to June 30, 2011 (dollars in thousands):

	Actual		PCA Defined Well Capitalized		Bank Order Capital Requirements
	Amount	Ratio	Amount	Ratio	Amount	Ratio
As of December 31, 2011
Total risk-based capital	$349,751	15.15%	$230,926	10.00%	$323,296	14.00%
Tier I risk-based capital	$298,499	12.93%	$138,555	6.00%	$138,555	6.00%
Tangible capital	$298,499	8.22%	$54,496	1.50%	$54,496	1.50%
Core capital	$298,499	8.22%	$181,655	5.00%	$290,648	8.00%
As of December 31, 2010
Total risk-based capital	$334,601	11.72%	$285,541	10.00%	$399,758	14.00%
Tier I risk-based capital	$276,362	9.68%	$171,325	6.00%	$171,325	6.00%
Tangible capital	$276,362	6.22%	$66,672	1.50%	$66,672	1.50%
Core capital	$276,362	6.22%	$222,240	5.00%	$355,584	8.00%

BFC Parent Company Financial Information	12 Months Ended
Dec. 31, 2011
BFC Parent Company Financial Information [Abstract]
BFC Parent Company Financial Information
32.	BFC Parent Company Financial Information

The accounting policies of BFC Parent Company are generally the same as those described in the summary of significant accounting policies in Note 1. BFC Parent Company Condensed Statements of Financial Condition at December 31, 2011 and 2010 and Condensed Statements of Operations and Cash Flows for each of the years in the three-year period ended December 31, 2011 is shown below:

BFC PARENT COMPANY CONDENSED STATEMENTS OF FINANCIAL CONDITION

(In thousands)

	December 31,
	2011	2010
ASSETS
Cash and cash equivalents	$1,418	4,958
Securities available for sale	16,311	38,829
Investment in Woodbridge Holdings, LLC	126,434	115,999
Investment in BankAtlantic Bancorp, Inc.	—	2,377
Investment in and advances in other subsidiaries	1,711	113
Notes receivable due from Woodbridge Holdings, LLC	7,574	2,012
Other assets	1,004	1,444

Total assets	$154,452	165,732

LIABILITIES AND EQUITY
Advances from wholly owned subsidiaries	$952	942
Accumulated loss in BankAtlantic Bancorp’s investment	11,744	—
Other liabilities	10,986	10,889

Total liabilities	23,682	11,831

Redeemable 5% Cumulative Preferred Stock	11,029	11,029
Shareholders’ equity	119,741	142,872

Total liabilities and Equity	$154,452	165,732

BFC PARENT COMPANY CONDENSED STATEMENTS OF OPERATIONS

(In thousands)

	For the Years Ended December 31,
	2011	2010	2009
Revenues	$2,175	2,018	1,202
Expenses	7,680	8,586	8,567

Loss before earnings (loss) from subsidiaries	(5,505)	(6,568)	(7,365)
Equity in earnings (loss) from Woodbridge Holdings, LLC	6,941	(36,903)	91,380
Equity in loss in BankAtlantic Bancorp	(14,194)	(59,326)	(56,786)
Equity in earnings (loss) from other subsidiaries	1,488	(2,361)	(467)

(Loss) income before income taxes	(11,270)	(105,158)	26,762
Benefit for income taxes	—	(1,310)	(517)

Net (loss) income	(11,270)	(103,848)	27,279
5% Preferred Stock dividends	(750)	(750)	(750)

Net (loss) income allocable to common stock	$(12,020)	(104,598)	26,529

BFC PARENT COMPANY STATEMENTS OF CASH FLOWS

(In thousands)

	For the Years Ended December 31,
	2011	2010	2009
Operating Activities:
Net cash used in operating activities	$(10,666)	(9,161)	(6,245)
Investing Activities:
Proceeds from the sale of securities available for sale	12,067	2,527	—
Proceeds from maturities of securities available for sale	15,457	38,068	—
Purchase of securities	(9,926)	(57,056)	(1,111)
Distribution from subsidiaries	91	45,085	30,084
Additions to property and equipment	—	(65)	—
Acquisition of BankAtlantic Bancorp Class A shares	(10,000)	(15,000)	(29,888)

Net cash provided by (used in) investing activities	7,689	13,559	(915)

Financing Activities:
Proceeds from issuance of Common Stock upon exercise of stock option	—	2	—
Preferred stock dividends paid	(563)	(750)	(750)

Net cash used in financing activities	(563)	(748)	(750)

(Decrease) increase in cash and cash equivalents	(3,540)	3,650	(7,910)
Cash at beginning of period	4,958	1,308	9,218

Cash at end of period	$1,418	4,958	1,308

Supplementary disclosure of non-cash investing and financing activities
BFC and Woodbridge Merger related transactions:
Increase in other liabilities	$—	—	4,604
Increase in BFC’s Class A Common Stock	—	—	303
Increase in additional paid-in capital	—	—	94,676
Decrease in BFC’s non-controlling interest in Woodbridge	—	—	(99,583)
Net increase in shareholders’ equity from the effect of subsidiaries’ capital transactions, net of income taxes	1,453	1,760	8,333
(Decrease) increase in accumulated other comprehensive income, net of taxes	(13,086)	1,069	527
BFC’s pro rata share of the cumulative effect of accounting changes recognized by Bluegreen	—	—	485
Net decrease in shareholders’ equity resulting from cumulative effect of change in accounting principle	—	(1,496)	—

Approximately $4.6 million and $4.7 million of the amounts set forth as other liabilities at December 31, 2011 and 2010, respectively, represents amounts due in connection with the settlement of a class action litigation that arose in connection with exchange transactions that BFC entered into in 1989 and 1991. BFC is required to repay this obligation as settlement holders submit their claims to BFC.

During the year ended December 31, 2009, BFC received dividends from BankAtlantic Bancorp of approximately $84,000. These dividends are included in operating activities in BFC’s condensed statements of cash flow. BankAtlantic Bancorp did not pay dividends to BFC during 2011 or 2010 and is currently prohibited from paying dividends.

During the years ended December 31, 2010 and 2009, BFC received dividends and distributions from Woodbridge totaling $45 million and $30 million, respectively. BFC did not receive any distributions from Woodbridge during 2011.

Certain Relationships and Related Party Transactions	12 Months Ended
Dec. 31, 2011
Certain Relationships and Related Party Transactions [Abstract]
Certain Relationships and Related Party Transactions
33.	Certain Relationships and Related Party Transactions

BFC is the controlling shareholder of BankAtlantic Bancorp and Bluegreen. Woodbridge Holdings Corporation became a wholly owned subsidiary of BFC upon consummation of the merger between Woodbridge and BFC on September 21, 2009. Prior to the merger, BFC held an approximately 59% voting interest in Woodbridge. BFC also has a direct non-controlling interest in Benihana. Shares of BFC’s Class A and Class B Common Stock representing a majority of BFC’s total voting power are owned or controlled by the Company’s Chairman, President and Chief Executive Officer, Alan B. Levan, and by the Company’s Vice Chairman, John E. Abdo, both of whom are also directors of Bluegreen and Benihana, and executive officers and directors of BankAtlantic Bancorp and BankAtlantic.

On November 11, 2011, BFC and Bluegreen entered into a definitive merger agreement pursuant to which, upon consummation of the merger contemplated thereby, Bluegreen will become a wholly-owned subsidiary of BFC. At the effective time of the merger, each outstanding share of Bluegreen’s Common Stock (other than shares owned by BFC and holders of Bluegreen’s Common Stock who exercise and perfect their appraisal rights) will be converted automatically into the right to receive eight shares of BFC’s Class A Common Stock (as adjusted in connection with the reverse stock split expected to be effected by BFC in connection with the consummation of the merger. See Note 1 for additional information regarding the proposed merger.

The following table presents related party transactions relating to the shared service arrangements between BFC, BankAtlantic Bancorp and Bluegreen for the years ended December 31, 2011, 2010 and 2009. Amounts related to BankAtlantic Bancorp and BankAtlantic for all periods, and Bluegreen for 2011, 2010 and the Bluegreen Interim Period were eliminated in consolidation (in thousands).

		For the Year Ended December 31, 2011
		BFC	BankAtlantic Bancorp	Bluegreen
Shared service income (expense)	(a)	$1,688	(1,292)	(396)
Facilities cost and information technology	(b)	$(410)	359	51
		For the Year Ended December 31, 2010
		BFC	BankAtlantic Bancorp	Bluegreen
Shared service income (expense)	(a)	$2,565	(2,105)	(460)
Facilities cost and information technology	(b)	$(544)	484	60
		For the Year Ended December 31, 2009
		BFC	BankAtlantic Bancorp	Bluegreen
Shared service income (expense)	(a)	$2,342	(1,805)	(537)
Facilities cost and information technology	(b)	$(533)	479	54

(a)	Pursuant to the terms of shared service agreements between BFC and BankAtlantic Bancorp, subsidiaries of BFC provide human resources, risk management, investor relations, executive office administration and other services to BankAtlantic Bancorp. Additionally, BFC provides certain risk management and administrative services to Bluegreen. The costs of shared services are allocated based upon the usage of the respective services.
(b)	As part of the shared service arrangement, BFC pays BankAtlantic and Bluegreen for the cost of office facilities utilized by BFC and its shared service operations. BFC also pays BankAtlantic for information technology related services pursuant to a separate agreement. BankAtlantic received approximately $91,000, $154,000, and $160,000 under the information technology services agreement during the years ended December 31, 2011, 2010 and 2009, respectively.

As of December 31, 2011 and 2010, BFC had cash and cash equivalents accounts at BankAtlantic with balances of approximately $0.2 million and $1.8 million, respectively. These accounts were on the same general terms as deposits made by unaffiliated third parties. BFC recognized nominal interest income in connection with these funds held at BankAtlantic during the year ended December 31, 2011 and 2010.

In June 2010, BankAtlantic Bancorp and BankAtlantic entered into a real estate advisory service agreement with BFC for assistance relating to the work-out of loans and the sale of real estate owned. Under the terms of the agreement, BFC receives a monthly fee of $12,500 from each of BankAtlantic and BankAtlantic Bancorp and, if BFC’s efforts result in net recoveries of any non-performing loan or the sale of real estate owned, BFC will receive a fee equal to 1% of the net value recovered. During the years ended December 31, 2011 and 2010, BFC was paid approximately $0.7 million and $0.8 million, respectively, of real estate advisory service fees under this agreement.

During 2010, BFC loaned approximately $8.0 million to BankAtlantic Bancorp. BankAtlantic Bancorp executed a promissory note in favor of BFC with a maturity date of July 30, 2010. The note provided for payment either in cash or shares of BankAtlantic Bancorp’s Class A Common Stock, depending on the results of BankAtlantic Bancorp’s then ongoing rights offering and the number of shares allocable to BFC pursuant to its exercise of subscription rights in the rights offering. During July 2010, BankAtlantic Bancorp satisfied the promissory note in full through the issuance of shares of BankAtlantic Bancorp’s Class A Common Stock to BFC, which were in addition to the shares previously issued to BFC as a result of its exercise of subscription rights in the rights offering.

During the years ended December 31, 2011 and 2010, Bluegreen reimbursed the Company approximately $0.1 million and $1.4 million, respectively, for certain expenses incurred in assisting Bluegreen in its efforts to explore additional sources of liquidity. Additionally, during the years ended December 31, 2011 and 2010, Bluegreen paid Snapper Creek, a subsidiary of the Company, approximately $0.7 million and $1.3 million, respectively, for a variety of management advisory services. In addition, we also have an agreement with Bluegreen relating to the maintenance of different independent registered public accounting firms. Pursuant to this agreement, Bluegreen has reimbursed or will reimburse BFC approximately $0.5 million and $0.6 million of fees related to certain reviews and procedures performed by our independent registered public accounting firm at Bluegreen as part of its financial statement audits for 2011 and 2010, respectively.

Beginning in 2009, Bluegreen entered into a land lease with Benihana, who constructed and operates a restaurant on one of Bluegreen’s land parcels. Under the terms of the lease, Bluegreen receives payments from Benihana of approximately $0.1 million annually.

During December 2009, Benihana engaged a subsidiary of BFC to provide certain management, financial advisory and other consulting services. For the year ended December 31, 2010, the consulting fees payable to BFC’s subsidiary under this arrangement were approximately $650,000. This engagement ceased during November 2010. In addition, during 2010, Benihana engaged a separate subsidiary of BFC to provide insurance and risk management services. For the year ended December 31, 2010, BFC’s subsidiary received approximately $45,000 under this arrangement. This engagement ceased during January 2011.

In prior periods, BankAtlantic Bancorp issued options to purchase shares of BankAtlantic Bancorp’s Class A Common Stock to employees of BFC. Additionally, certain employees of BankAtlantic Bancorp have transferred to affiliate companies, and BankAtlantic Bancorp has elected, in accordance with the terms of BankAtlantic Bancorp’s stock option plans, not to cancel the stock options held by those former employees. BankAtlantic Bancorp from time to time also issues options and restricted stock awards to employees of BFC that perform services for BankAtlantic Bancorp. During the year ended December 31, 2010, BankAtlantic Bancorp granted 15,000 restricted shares of its Class A Common Stock to employees of BFC that perform services for BankAtlantic Bancorp. These stock awards are scheduled to vest in equal annual installments over a four-year period. There were no options exercised by former BankAtlantic Bancorp employees during the years ended December 31, 2011, 2010 or 2009. Expenses relating to all options and restricted stock awards granted by BankAtlantic Bancorp to BFC employees, as described in this paragraph, was approximately $51,000, $77,000 and $50,000 for the years ended December 31, 2011, 2010 and 2009, respectively.

BankAtlantic Bancorp’s outstanding options and non-vested restricted stock granted to employees of BFC consisted of the following as of December 31, 2011 and 2010:

	As of December 31, 2011		As of December 31, 2010
	BankAtlantic Bancorp Class A Common Stock	Weighted Average Price	BankAtlantic Bancorp Class A Common Stock	Weighted Average Price
Options outstanding	6,999	$311.03	9,551	$276.31
Non-vested restricted stock	11,250	—	15,000	—

BankAtlantic Bancorp and its subsidiaries utilize certain services of the law firm of Greenspoon Marder, successor to Ruden, McClosky, Smith, Schuster & Russell, P.A. (“Ruden McClosky”). Bruno Di Giulian, a director of BankAtlantic Bancorp, was of counsel to Ruden McClosky, until his retirement from the firm in 2006. During the years ended December 31, 2011, 2010 and 2009, BankAtlantic Bancorp paid fees to Ruden McClosky totaling $250,000, $181,000 and $55,000, respectively, and BFC paid fees to Ruden McClosky totaling $19,000, $203,000 and $484,000, respectively.

Certain of BFC’s affiliates, including its executive officers, have independently made investments with their own funds in both public and private entities that BFC sponsored in 2001 and in which it holds investments.

Earnings (Loss) Per Share	12 Months Ended
Dec. 31, 2011
Earnings (Loss) Per Share [Abstract]
Earnings (Loss) Per Share
34.	Earnings (Loss) per Share

The Company has two classes of common stock outstanding. The two-class method is not presented in the table below because the Company’s capital structure does not provide for different dividend rates or other preferences, other than voting rights, between the two classes. The number of shares which may be acquired upon the exercise of options and considered outstanding for purposes of calculating diluted earnings per share is based upon application of the treasury stock method to the options outstanding as of the end of the period.

The following reconciles the numerators and denominators of the basic and diluted earnings (loss) per share computation for the years ended December 31, 2011, 2010 and 2009:

	For the Years Ended December 31,
	2011	2010	2009
(In thousands, except per share data)
Basic (loss) earnings per common share
Numerator:
Income (loss) from continuing operations	$23,679	(155,195)	(74,643)
Less: Noncontrolling interests income (loss) from continuing operations	11,578	(65,764)	(121,294)

Income (loss) attributable to BFC	12,101	(89,431)	46,651
Preferred stock dividends	(750)	(750)	(750)

Income (loss) allocable to common stock	11,351	(90,181)	45,901

Loss from discontinued operations	(43,185)	(24,992)	(18,689)
Less: Noncontrolling interests (loss) income from discontinued operations	(19,814)	(10,575)	683

Loss from discontinued operations attributable to BFC	(23,371)	(14,417)	(19,372)

Net (loss) income allocable to common shareholders	$(12,020)	(104,598)	26,529

Denominator:

Basic weighted average number of common shares outstanding	75,790	75,379	57,235

Basic (loss) earnings per common share:
Earnings (loss) per share from continuing operations	$0.15	(1.20)	0.80
Loss per share from discontinued operations	(0.31)	(0.19)	(0.33)

Basic (loss) earnings per share	$(0.16)	(1.39)	0.47

Diluted (loss) earnings per common share
Numerator:
Income (loss) allocable to common stock	11,351	(90,181)	45,901
Loss from discontinued operations	(23,371)	(14,417)	(19,372)

Net (loss) income allocable to common shareholders	$(12,020)	(104,598)	26,529

Denominator:
Basic weighted average number of common shares outstanding	75,790	75,379	57,235
Effect of dilutive stock options and unvested restricted stock	108	—	—

Diluted weighted average number of common shares outstanding	75,898	75,379	57,235

Diluted (loss) earnings per common share:
Earnings (loss) per share from continuing operations	$0.15	(1.20)	0.80
Loss per share from discontinued operations	(0.31)	(0.19)	(0.33)

Diluted (loss) earnings per share	$(0.16)	(1.39)	0.47

Options to acquire 2,297,858, 2,492,176, and 2,530,983 shares of common stock were anti-dilutive and not included in the calculation of diluted earnings (loss) per share for the years ended December 31, 2011, 2010 and 2009, respectively.

Selected Quarterly Results (Unaudited)	12 Months Ended
Dec. 31, 2011
Selected Quarterly Results (Unaudited) [Abstract]
Selected Quarterly Results (Unaudited)
35.	Selected Quarterly Results (Unaudited)

The following tables summarize the results of operations for each fiscal quarter during the years ended December 31, 2011 and 2010. As described in the footnotes to the 2011 table, certain amounts for the quarters ended March 31, 2011 and December 31, 2011 have been revised from the amounts reported in the Company’s Annual Report on Form 10-K for the year ended December 31, 2011, as filed with the SEC on March 30, 2012 (hereafter referred to in this Note 35 as the “Original Form 10-K”).

2011	First Quarter	First Quarter		Second Quarter	Third Quarter	Fourth Quarter	Fourth Quarter		Total
	(in thousands, except for per share data)
	(As Revised)	(As Previously Reported)				(As Revised)	(As Previously Reported)
Revenues	$149,792	144,069	(1)	199,257	173,442	151,909	157,632	(1)	674,400
Costs and expenses	172,614	166,111	(1)	163,205	165,631	153,722	160,225	(1)	655,172

	(22,822)	(22,042)		36,052	7,811	(1,813)	(2,593)		19,228
Gain (loss) on settlement of investment in subsidiary	11,305	11,305		—	—	(615)	(615)		10,690
Gain on extinguishment of debt	—	—		—	—	11,625	11,625		11,625
Equity in earnings (loss) from unconsolidated affiliates	1,777	1,777		475	513	(1,509)	(1,509)		1,256
Other income	574	574		403	318	542	542		1,837

(Loss) income from continuing operations before income taxes	(9,166)	(8,386	)(1)	36,930	8,642	8,230	7,450	(1)	44,636
Less: provision for income taxes	2,145	2,497	(1)	6,520	5,424	6,868	6,516	(1)	20,957

(Loss) income from continuing operations	(11,311)	(10,883)		30,410	3,218	1,362	934		23,679
Discontinued operations, net of income tax	(1,015)	(1,443	)(2)	(33,393)	(3,059)	(5,718)	(5,290	)(2)	(43,185)

Net (loss) income	(12,326)	(12,326)		(2,983)	159	(4,356)	(4,356)		(19,506)
Less: Net (loss) income attributable to noncontrolling interests	(9,715)	(9,715)		3,955	1,963	(4,439)	(4,439)		(8,236)

Net (loss) income attributable to BFC	(2,611)	(2,611)		(6,938)	(1,804)	83	83		(11,270)
Preferred Stock dividends	(188)	(188)		(187)	(188)	(187)	(187)		(750)

Net loss allocable to common stock	$(2,799)	(2,799)		(7,125)	(1,992)	(104)	(104)		(12,020)

Basic (Loss) Earnings per Common Share
(Loss) earnings per share from continuing operations	$(0.03)	(0.02)		0.14	—	0.04	0.04		0.15
Loss per share from discontinued operations	(0.01)	(0.02)		(0.23)	(0.02)	(0.04)	(0.04)		(0.31)

Net loss per common share	$(0.04)	(0.04)		(0.09)	(0.03)	—	—		(0.16)

Diluted (Loss) Earnings per Common Share
(Loss) earnings per share from continuing operations	$(0.03)	(0.02)		0.14	—	0.04	0.04		0.15
Loss per share from discontinued operations	(0.01)	(0.02)		(0.23)	(0.02)	(0.04)	(0.04)		(0.31)

Net loss per common share	$(0.04)	(0.04)		(0.09)	(0.03)	—	—		(0.16)

Basic weighted average number of common shares outstanding	75,381	75,381		75,381	75,381	77,001	77,001		75,790

Diluted weighted average number of common and common equivalent shares outstanding	75,381	75,381		75,381	75,381	77,118	77,118		75,898

(1)

Includes corrections related to the reclassification of Bluegreen Communities as a discontinued operation. The corrections for the quarter ended March 31, 2011 are as follows: (a) a $5.7 million increase to revenues, (b) a $6.5 million increase to costs and expenses, (c) a $0.8 million increase to loss from continuing operations before income taxes, and (d) a $0.4 million decrease to provision for income taxes. The corrections for the quarter ended December 31, 2011 are as follows: (a) a $5.7 million decrease to revenues, (b) a $6.5 million decrease to costs and expenses, (c) a $0.8 million increase to income from continuing operations before income taxes, and (d) a $0.4 million increase to provision for income taxes. The revisions mentioned above are in each case compared to the amounts reported in the Original Form 10-K.

(2)	As a result of the revisions noted above, the loss from discontinued operations, net of income tax, for the quarter ended March 31, 2011 decreased by $0.4 million and, for the quarter ended December 31, 2011, the loss from discontinued operations, net of income tax, increased by $0.4 million, in each case compared to the amounts reported in the Original Form 10-K.

2010	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	Total
	(in thousands, except per share data)
Revenues	$151,552	185,096	176,658	153,312	666,618
Costs and expenses	182,314	220,365	203,184	220,643	826,506

	(30,762)	(35,269)	(26,526)	(67,331)	(159,888)
(Loss) gain on settlement of investment in subsidiary	—	(1,135)	—	158	(977)
Gain on extinguishment of debt	—	—	—	13,049	13,049
Equity in earnings (loss) from unconsolidated affiliates	193	276	317	(1,637)	(851)
Other income	438	1,195	498	556	2,687

Loss from continuing operations before income taxes	(30,131)	(34,933)	(25,711)	(55,205)	(145,980)
Less: (Benefit) provision for income taxes	(863)	4,541	2,218	3,319	9,215

Loss from continuing operations	(29,268)	(39,474)	(27,929)	(58,524)	(155,195)
Discontinued operations, net of income tax	(3,832)	(1,323)	(8,983)	(10,854)	(24,992)

Net loss	(33,100)	(40,797)	(36,912)	(69,378)	(180,187)
Less: Net loss attributable to noncontrolling interests	(13,320)	(25,219)	(12,091)	(25,709)	(76,339)

Net loss attributable to BFC	(19,780)	(15,578)	(24,821)	(43,669)	(103,848)
Preferred Stock dividends	(188)	(187)	(188)	(187)	(750)

Net loss allocable to common stock	$(19,968)	(15,765)	(25,009)	(43,856)	(104,598)

Basic (Loss) Earnings per Common Share
Loss per share from continuing operations	$(0.23)	(0.21)	(0.26)	(0.48)	(1.20)
(Loss) earnings per share from discontinued operations	(0.03)	—	(0.07)	(0.10)	(0.19)
Net loss per common share	$(0.26)	(0.21)	(0.33)	(0.58)	(1.39)

Diluted (Loss) Earnings per Common Share
Loss per share from continuing operations	$(0.23)	(0.21)	(0.26)	(0.48)	(1.20)
(Loss) earnings per share from discontinued operations	(0.03)	—	(0.07)	(0.10)	(0.19)

Net loss per common share	$(0.26)	(0.21)	(0.33)	(0.58)	(1.39)

Basic weighted average number of common shares outstanding	75,376	75,379	75,381	75,381	75,379

Diluted weighted average number of common and common equivalent shares outstanding	75,376	75,379	75,381	75,381	75,379

Subsequent Event	12 Months Ended
Dec. 31, 2011
Subsequent Event [Abstract]
Subsequent Event
36.	Subsequent Event

In March 2012, the Bluegreen/Big Cedar Joint Venture, in which Bluegreen owns a 51% interest, made a cash distribution of its operating proceeds to its members. The distribution totaled $15.0 million and was allocated between the Bluegreen/Big Cedar Joint Venture’s members based on their respective equity ownership interests in the Bluegreen/Big Cedar Joint Venture, resulting in a $7.7 million distribution to Bluegreen and a $7.3 million distribution to the other member.